PIMCO Funds Prospectus Pacific Investment Management Series June 28, 2002 Share Classes Ins Institutional Adm Administrative

SHORT DURATION BOND FUNDS
Money Market Fund Short-Term Fund Low Duration Fund	Low Duration Fund II Low Duration Fund III

INTERMEDIATE DURATION BOND FUNDS
GNMA Fund Moderate Duration Fund Total Return Fund Total Return Fund II	Total Return Fund III Total Return Mortgage Fund Investment Grade Corporate Bond Fund High Yield Fund

LONG DURATION BOND FUNDS
Long-Term U.S. Government Fund

REAL RETURN FUNDS
Real Return Fund Real Return Fund II	Real Return Asset Fund CommodityRealReturn Strategy Fund

TAX EXEMPT BOND FUNDS
Short Duration Municipal Income Fund Municipal Bond Fund	California Intermediate Municipal Bond Fund California Municipal Bond Fund New York Municipal Bond Fund

INTERNATIONAL BOND FUNDS
Global Bond Fund Global Bond Fund II	Foreign Bond Fund Emerging Markets Bond Fund

BALANCED AND ASSET ALLOCATION FUNDS
Strategic Balanced Fund	All Asset Fund

CONVERTIBLE FUNDS
Convertible Fund	European Convertible Fund

EQUITY-RELATED FUNDS
StocksPLUS Fund	StocksPLUS Total Return Fund
This cover is not part of the Prospectus

PIMCO Funds Prospectus

PIMCO Funds:  Pacific Investment Management Series

June 28, 2002

Share Classes
Institutional
and
Administrative

This prospectus describes 33 mutual funds offered by PIMCO Funds: Pacific Investment Management Series (the “Trust”). The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of March 31, 2002, PIMCO managed approximately $253.8 billion in assets. The firm’s institutional heritage is reflected in the PIMCO Funds offered in this prospectus.

This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1	PIMCO Funds: Pacific Investment Management Series

Prospectus	2

Summary Information

The table below compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 5. Following the table are certain key concepts which are used throughout the prospectus.
		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

Short Duration Bond Funds	Money Market	Money market instruments	≤ 90 days dollar- weighted average maturity	Min 95% Aaa or Prime 1; ≤ 5% Aa or Prime 2	0%

	Short-Term	Money market instruments and short maturity fixed income securities	0-1 year	B to Aaa; max 10% below Baa	0-5%(3)

	Low Duration	Short maturity fixed income securities	1-3 years	B to Aaa; max 10% below Baa	0-20%(3)

	Low Duration II	Short maturity fixed income securities with quality and non-U.S. issuer restrictions	1-3 years	A to Aaa	0%

	Low Duration III	Short maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	1-3 years	B to Aaa; max 10% below Baa	0-20%(3)

Intermediate Duration Bond Funds	GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1-7 years	Baa to Aaa; max 10% below Aaa	0%

	Moderate Duration	Short and intermediate maturity fixed income securities	2-5 years	B to Aaa; max 10% below Baa	0-20%(3)

	Total Return	Intermediate maturity fixed income securities	3-6 years	B to Aaa; max 10% below Baa	0-20%(3)

	Total Return II	Intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions	3-6 years	Baa to Aaa	0%

	Total Return III	Intermediate maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	3-6 years	B to Aaa; max 10% below Baa	0-20%(3)

	Total Return Mortgage	Short and intermediate maturity mortgage-related fixed income securities	1-7 years	Baa to Aaa; max 10% below Aaa	0%

	Investment Grade Corporate Bond	Corporate fixed income securities	3-7 years	B to Aaa; max 10% below Baa	0-20%(3)

	High Yield	Higher yielding fixed income securities	2-6 years	B to Aaa; min 65% below Baa	0-15%(4)

Long Duration Bond Funds	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%

Real Return Funds	Real Return	Inflation-indexed fixed income securities	+/- 2 years of its Index	B to Aaa; max 10% below Baa	0-20%(3)

	Real Return II	Inflation-indexed fixed income securities	+/- 2 years of its Index	Baa to Aaa	0%

	Real Return Asset	Inflation-indexed fixed income securities	+/- 3 years of its Index	B to Aaa; max 20% below Baa	0-30%(3)

	CommodityRealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed-income securities	0-10 years	B to Aaa; max 10% below Baa	0-20%(3)

Tax Exempt Bond Funds	Short Duration Municipal Income	Short and intermediate maturity municipal securities (exempt from federal income tax)	0-3 years(9)	Baa to Aaa	0%

	Municipal Bond	Intermediate and long-term maturity municipal securities (exempt from federal income tax)	3-10 years	Ba to Aaa; max 10% below Baa	0%

	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3-7 years	B to Aaa; max 10% below Baa	0%

	California Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and California income tax)	3-12 years	B to Aaa; max 10% below Baa	0%

	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3-12 years	B to Aaa; max 10% below Baa	0%

International Bond Funds	Global Bond	U.S. and non-U.S. intermediate maturity fixed income securities	3-7 years	B to Aaa; max 10% below Baa	25-75%(5)

	Global Bond II	U.S. and hedged non-U.S. intermediate maturity fixed income securities	3-7 years	B to Aaa; max 10% below Baa	25-75%(5)

	Foreign Bond	Intermediate maturity hedged non-U.S. fixed income securities	3-7 years	B to Aaa; max 10% below Baa	≥ 85%(5)

	Emerging Markets Bond	Emerging market fixed income securities	0-8 years	Max 15% below B	≥ 80%(5)

Balanced and Asset Allocation Funds	Strategic Balanced	45-75% in the StocksPLUS Fund; 25-55% in the Total Return Fund	0-6 years(6)	B to Aaa; max 10% below Baa(6)	0-20%(3)(6)

	All Asset	Other PIMCO Funds	Average of Funds held(7)	Average of Funds held(7)	Average of Funds held(7)

Convertible Funds	Convertible	Convertible securities	N/A	Caa to Aaa; max 40% below Baa and 10% below B	0-20%(3)

	European Convertible	European convertible securities	N/A	B to Aaa; max 40% below Baa	≥ 65%(8)

Equity-Related Funds	StocksPLUS	S&P 500 stock index derivatives backed by a portfolio of short-term fixed-income securities	0-1 year	B to Aaa; max 10% below Baa	0-20%(3)

	StocksPLUS Total Return	S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed-income securities	1-6 years	B to Aaa; max 10% below Baa	0-20%(3)

(1)	As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Service (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.
(2)
Each Fund (except the Low Duration II, Total Return II, Long-Term U.S. Government, Short-Duration Municipal Income, Municipal Bond, California Intermediate Municipal Bond, California Municipal Bond, and New York Municipal Bond Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to non-U.S. dollar-denominated securities.
(4)	The percentage limitation relates to euro-denominated securities.
(5)	The percentage limitation relates to securities of foreign issuers denominated in any currency.
(6)	The Fund does not invest in securities directly, but in other PIMCO Funds with these characteristics.
(7)	The Fund does not invest in securities directly, but in other PIMCO Funds.
(8)	The percentage limitation relates to convertible securities issued by or convertible into a European issuer denominated in any currency.
(9)	Effective July 1, 2002. Prior to that date, 0-2 years.

3	PIMCO Funds: Pacific Investment Management Series

Summary Information (continued)

Fixed Income Instruments
The “Fixed Income Funds” are the Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, GNMA, Moderate Duration, Real Return, Real Return II, Real Return Asset, Total Return, Total Return II, Total Return III, Total Return Mortgage, Investment Grade Corporate Bond, High Yield, Long-Term U.S. Government, Short Duration Municipal Income, Municipal Bond, California Intermediate Municipal Bond, California Municipal Bond, New York Municipal Bond, Global Bond, Global Bond II, Foreign Bond, and Emerging Markets Bond Funds. Each Fixed Income Fund differs from the others primarily in the length of the Fund’s duration or the proportion of its investments in certain types of fixed income securities. Each Fixed Income Fund invests at least 65% of its assets in “Fixed Income Instruments,” which as used in this prospectus includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Duration
Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Credit Ratings
In this prospectus, references are made to credit ratings of debt securities which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.”

Fund Descriptions, Performance and Fees
The Funds provide a broad range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

A Note on PIMCO All Asset and Strategic Balanced Funds
The All Asset Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The All Asset Fund invests only in Funds of the Trust. The Strategic Balanced Fund invests all of its assets in shares of the PIMCO StocksPLUS Fund and PIMCO Total Return Fund. The PIMCO Funds in which the Strategic Balanced and All Asset Funds invest are called Underlying Funds in this Prospectus.

Prospectus	4

PIMCO Money Market Fund	Ticker Symbols: PMIXX (Inst. Class) PMAXX(Admin.Class)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality Minimum 95% rated Aaa or Prime 1; ≤ 5% Aa or Prime 2 Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Fund also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Management Risk	• Market Risk • Issuer Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (1/25/95), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. To obtain the Fund’s current yield, call 1-800-927-4648. Past performance is no guarantee of future results.

5	PIMCO Funds: Pacific Investment Management Series

PIMCO Money Market Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	0.39%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’95)	1.72%

	Lowest (4th Qtr. ’01)	0.56%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class	3.95%	5.14%	4.72%

Administrative Class	3.68%	4.89%	4.47%

Salomon 3-Month Treasury Bill Index(1)	4.09%	5.01%	4.69%

Lipper Institutional Money Market Fund Average(2)	3.96%	5.16%	4.78%

(1)
The Salomon 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.

(2)
The Lipper Institutional Money Market Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest in high quality financial instruments (rated in the top two grades) with dollar-weighted maturities of less than 90 days. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.15%	None	0.20%	0.35%

Administrative	0.15	0.25%	0.20	0.60

(1)  Other Expenses reflect an Administrative Fee of 0.20%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$36	$113	$197	$443

Administrative	61	192	335	750

Prospectus	6

PIMCO Short-Term Fund	Ticker Symbols: PTSHX (Inst. Class) PSFAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments and short maturity fixed income securities Average Portfolio Duration 0-1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of this Fund is normally not expected to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 5% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (2/1/96), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

7	PIMCO Funds: Pacific Investment Management Series

PIMCO Short-Term Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	0.40%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’95)	2.60%

	Lowest (1st Qtr. ’94)	0.19%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class	5.65%	6.08%	5.76%

Administrative Class	5.40%	5.82%	5.50%

Salomon 3-Month Treasury Bill Index(1)	4.09%	5.01%	4.69%

Lipper Ultra-short Obligation Fund Avg(2)	5.30%	5.57%	5.15%

(1)
The Salomon 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.

(2)
The Lipper Ultra-short Obligation Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.32%	0.57%

Administrative	0.25	0.25%	0.24	0.74

(1)  Other Expenses reflect an Administrative Fee of 0.20% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.45% for the Institutional Class and 0.70% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$58	$183	$318	$714

Administrative	76	237	411	918

Prospectus	8

PIMCO Low Duration Fund	Ticker Symbols: PTLDX (Inst. Class) PLDAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity fixed income securities Average Portfolio Duration 1-3 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (1/3/95), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

9	PIMCO Funds: Pacific Investment Management Series

PIMCO Low Duration Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	1.00%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’95)	3.63%

	Lowest (1st Qtr. ’94)	-0.32%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class	8.00%	6.80%	6.78%

Administrative Class	7.73%	6.53%	6.52%

Merrill Lynch 1–3 Year Treasury Index(1)	8.30%	6.59%	6.09%

Lipper Short Investment Grade Debt Fund Avg(2)	7.24%	5.92%	5.63%

(1)	The Merrill Lynch 1–3 Year Treasury Index is an unmanaged index of U.S Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index.
(2)
The Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.18%	0.43%

Administrative	0.25	0.25%	0.18	0.68

(1)  Other Expenses reflect an Administrative Fee of 0.18%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$44	$138	$241	$542

Administrative	69	218	379	847

Prospectus	10

PIMCO Low Duration Fund II	Ticker Symbols: PLDTX (Inst. Class) PDFAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity fixed income securities Average Portfolio Duration 1-3 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated A or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Liquidity Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (2/2/98), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

11	PIMCO Funds: Pacific Investment Management Series

PIMCO Low Duration Fund II (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	0.69%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ’95)	3.83%

	Lowest (1st Qtr. ’94)	-0.61%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class	8.12%	6.57%	6.27%

Administrative Class	7.91%	6.31%	6.00%

Merrill Lynch 1–3 Year Treasury Index(1)	8.30%	6.59%	6.09%

Lipper Short Investment Grade Debt Fund Avg(2)	7.24%	5.92%	5.63%

(1)	The Merrill Lynch 1–3 Year Treasury Index is an unmanaged index of U.S Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index.
(2)
The Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.25%	0.50%

Administrative	0.25	0.25%	0.25	0.75

(1)  Other Expenses reflect an Administrative Fee of 0.25%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$51	$160	$280	$628

Administrative	77	240	417	930

Prospectus	12

PIMCO Low Duration Fund III	Ticker Symbols: PLDIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity fixed income securities Average Portfolio Duration 1-3 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, or the operation of gambling casinos. The Fund will also avoid, to the extent possible on the basis of information available to PIMCO, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (3/19/99), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

13	PIMCO Funds: Pacific Investment Management Series

PIMCO Low Duration Fund III (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	0.86%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	3.94%

	Lowest (2nd Qtr. ’99)	0.29%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (12/31/96)

Institutional Class	8.18%	6.40%	6.40%

Administrative Class	7.90%	6.14%	6.14%

Merrill Lynch 1–3 Year Treasury Index(1)	8.30%	6.59%	6.59%

Lipper Short Investment Grade Debt Fund Avg(2)	7.24%	5.92%	5.92%

(1)	The Merrill Lynch 1–3 Year Treasury Index is an unmanaged index of U.S Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index.
(2)
The Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.26%	0.51%

Administrative	0.25	0.25%	0.26	0.76

(1)  Other Expenses reflect an Administrative Fee of 0.25% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.50% for the Institutional Class and 0.75% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$52	$164	$285	$640

Administrative	78	243	422	942

Prospectus	14

PIMCO GNMA Fund	Ticker Symbols: PDMIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short to intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1-7 years	Credit Quality Baa to Aaa; maximum 10% below Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”). The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies within a one- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its assets in investment grade securities rated below Aaa by Moody’s or AAA by S&P, subject to a minimum rating of Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Mortgage Risk • Derivatives Risk • Liquidity Risk	• Foreign Investment Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. Past performance is no guarantee of future results, and the Fund achieved the performance track record shown during a period when it pursued its investment objective using different investment strategies.

15	PIMCO Funds: Pacific Investment Management Series

PIMCO GNMA Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	1.11%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ‘01)	4.65%

	Lowest (4th Qtr. ‘99)	-0.48%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (7/31/97)

Institutional Class	12.09%	8.34%

Lehman Brothers GNMA Index(1)	8.23%	7.12%

Lipper U.S. Mortgage Fund Avg(2)	7.35%	6.20%

(1)	The Lehman Brothers GNMA Index is an unmanaged index of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).
(2)
The Lipper U.S. Mortgage Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.29%	0.54%

Administrative	0.25	0.25%	0.25	0.75

(1)  Other Expenses reflect an Administrative Fee of 0.25% paid by each class and interest expense attributable to the Institutional Class. Total Annual Fund Operating Expenses excluding interest expense is 0.50% for the Institutional Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$55	$173	$302	$677

Administrative	77	240	417	930

Prospectus	16

PIMCO Moderate Duration Fund	Ticker Symbols: PMDRX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity fixed income securities Average Portfolio Duration 2-5 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a two- to five-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. Past performance is no guarantee of future results.

17	PIMCO Funds: Pacific Investment Management Series

PIMCO Moderate Duration Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	0.67%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	5.62%

	Lowest (2nd Qtr. ’99)	-0.64%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (12/31/96)

Institutional Class	9.40%	7.25%	7.25%

Lehman Brothers Intermediate Government/Corporate Bond Index(1)	8.98%	7.09%	7.09%

Lipper Short Intermediate Investment Grade Debt Fund Avg(2)	7.21%	6.08%	6.08%

(1)
The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of fixed income securities having maturities from 1 to 9.99 years. It is not possible to invest directly in the index.

(2)
The Lipper Short Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.20%	0.45%

Administrative	0.25	0.25%	0.20	0.70

(1) Other Expenses reflect an Administrative Fee of 0.20%.
Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$46	$144	$252	$567

Administrative	72	224	390	871

Prospectus	18

PIMCO Total Return Fund	Ticker Symbols: PTTRX (Inst. Class) PTRAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity fixed income securities Average Portfolio Duration 3-6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (9/8/94), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

19	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	0.65%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	6.49%

	Lowest (1st Qtr. ’94)	-2.69%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class	9.49%	8.15%	8.25%

Administrative Class	9.22%	7.88%	7.99%

Lehman Brothers Aggregate Bond Index(1)	8.44%	7.43%	7.23%

Lipper Intermediate Investment Grade Debt Fund Avg(2)	7.59%	6.44%	6.74%

(1)
The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

(2)
The Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.18%	0.43%

Administrative	0.25	0.25%	0.18	0.68

(1)  Other Expenses reflect an Administrative Fee of 0.18%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$44	$138	$241	$542

Administrative	69	218	379	847

Prospectus	20

PIMCO Total Return Fund II	Ticker Symbols: PMBIX (Inst. Class) PRADX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity fixed income securities Average Portfolio Duration 3-6 years	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Liquidity Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (11/30/94), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

21	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Fund II (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	0.51%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	6.50%

	Lowest (1st Qtr. ’94)	-2.60%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class	9.66%	7.90%	7.93%

Administrative Class	9.40%	7.63%	7.66%

Lehman Brothers Aggregate Bond Index(1)	8.44%	7.43%	7.23%

Lipper Intermediate Investment Grade Debt Fund Avg(2)	7.59%	6.44%	6.74%

(1)
The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

(2)
The Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.25%	0.50%

Administrative	0.25	0.25%	0.25	0.75

(1) Other Expenses reflect an Administrative Fee of 0.25%.
Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$51	$160	$280	$628

Administrative	77	240	417	930

Prospectus	22

PIMCO Total Return Fund III	Ticker Symbols: PTSAX (Inst. Class) PRFAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity fixed income securities Average Portfolio Duration 3-6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, or the operation of gambling casinos. The Fund will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (4/11/97), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

23	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Fund III (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	0.84%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	6.72%

	Lowest (1st Qtr. ’94)	-2.68%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class	9.98%	7.85%	8.00%

Administrative Class	9.60%	7.55%	7.72%

Lehman Brothers Aggregate Bond Index(1)	8.44%	7.43%	7.23%

Lipper Intermediate Investment Grade Debt Fund Avg(2)	7.59%	6.44%	6.74%

(1)
The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

(2)
The Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.25%	0.50%

Administrative	0.25	0.25%	0.25	0.75

(1)  Other Expenses reflect an Administrative Fee of 0.25%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$51	$160	$280	$628

Administrative	77	240	417	930

Prospectus	24

PIMCO Total Return Mortgage Fund	Ticker Symbols: PTRIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1-7 years	Credit Quality Baa to Aaa; maximum 10% below Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls). The average portfolio duration of this Fund normally varies within a one- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its assets in investment grade securities rated below Aaa by Moody’s or AAA by S&P, subject to a minimum rating of Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Mortgage Risk • Derivatives Risk • Liquidity Risk	• Foreign Investment Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. Past performance is no guarantee of future results.

25	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Mortgage Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	1.05%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	4.66%

	Lowest (2nd Qtr. ’99)	-0.13%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (7/31/97)

Institutional Class	9.99%	8.31%

Lehman Brothers Mortgage Index(1)	8.22%	7.12%

Lipper U.S. Mortgage Fund Avg(2)	7.63%	6.28%

(1)	The Lehman Brothers Mortgage Index is an unmanaged index of mortgage-related fixed income securities. It is not possible to invest directly in the index.
(2)
The Lipper U.S. Mortgage Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.25%	0.50%

Administrative	0.25	0.25%	0.25	0.75

(1)  Other Expenses reflect an Administrative Fee of 0.25%

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$51	$160	$280	$628

Administrative	77	240	417	930

Prospectus	26

PIMCO Investment Grade Corporate Bond Fund	Ticker Symbols: N/A (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Corporate fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. Past performance is no guarantee of future results.

27	PIMCO Funds: Pacific Investment Management Series

PIMCO Investment Grade Corporate Bond Fund (continued)
Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	0.76%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ‘01)	4.17%

	Lowest (2nd Qtr. ‘01)	-0.10%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (4/28/00)

Institutional Class	9.07%	12.25%

Lehman Brothers Credit Investment Grade Index(1)	10.39%	11.60%

Lipper Intermediate Investment Grade Debt Fund Average(2)	7.59%	9.72%

(1)	The Lehman Brothers Credit Investment Grade Index is an unmanaged index comprised of investment grade corporate bonds. It is not possible to invest directly in the index.
(2)
The Lipper Intermediate Investment Grade Debt Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.25%	0.50%

Administrative	0.25	0.25%	0.25	0.75

(1) Other Expenses reflect an Administrative Fee of 0.25%.
Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$51	$160	$280	$628

Administrative	77	240	417	930

Prospectus	28

PIMCO High Yield Fund	Ticker Symbols: PHIYX (Inst. Class) PHYAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Higher yielding fixed income securities Average Portfolio Duration 2-6 years	Credit Quality B to Aaa; minimum 65% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Fund may invest up to 15% of its assets in euro-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest up to 25% of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may invest all of its assets in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Foreign Investment Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (1/16/95), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

29	PIMCO Funds: Pacific Investment Management Series

PIMCO High Yield Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	0.11%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ‘93)	6.27%

	Lowest (1st Qtr. ‘00)	-2.19%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (12/15/92)(4)

Institutional Class	4.99%	5.33%	8.72%

Administrative Class	4.74%	5.07%	8.45%

Lehman Brothers BB U.S. High Yield Index(1)	10.16%	6.55%	8.41%

Merrill Lynch U.S. High Yield BB-B Rated Index(2)	5.46%	4.01%	7.19%

Lipper High Current Yield Fund Avg(3)	1.79%	1.39%	5.41%

(1)
The Lehman Brothers BB U.S. High Yield Index, the Fund’s former benchmark index, is an unmanaged index comprised of various fixed income securities rated BB. It is not possible to invest directly in the index.

(2)
The Merrill Lynch U.S. High Yield BB-B Rated Index, the Fund’s current benchmark index, is an unmanaged index of bonds rated BB and B by Moody’s or S&P. The Fund changed its benchmark index because the Merrill Lynch U.S. High Yield BB-B Rated Index more closely reflects the universe of securities in which the Fund invests. It is not possible to invest directly in the index.

(3)
The Lipper High Current Yield Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. It does not take into account sales charges.

(4)	The Fund began operations on 12/15/92. Index comparisons began on 12/31/92.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.25%	0.50%

Administrative	0.25	0.25%	0.25	0.75

(1) Other Expenses reflect an Administrative Fee of 0.25%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$51	$160	$280	$628

Administrative	77	240	417	930

Prospectus	30

PIMCO Long-Term U.S. Government Fund	Ticker Symbols: PGOVX (Inst. Class) PLGBX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Long-term maturity fixed income securities Average Portfolio Duration ≥ 8 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. The Fund also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. While PIMCO may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years.

The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its assets in securities rated A by Moody’s or S&P, and may only invest up to 25% of its assets in securities rated Aa by Moody’s or AA by S&P.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (9/23/97), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

31	PIMCO Funds: Pacific Investment Management Series

PIMCO Long-Term U.S. Government Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	-0.90%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’95)	10.76%

	Lowest (1st Qtr. ’96)	-6.26%
Calendar Year End (through 12/31

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class	5.51%	8.80%	9.52%

Administrative Class	5.25%	8.52%	9.26%

Lehman Long-Term Treasury Index(1)	4.22%	8.36%	8.51%

Lipper General U.S. Government Fund Avg(2)	6.17%	6.35%	6.27%

(1)	The Lehman Long-Term Treasury Index is an unmanaged index of U.S. Treasury issues with maturities greater than 10 years. It is not possible to invest directly in the index.
(2)
The Lipper General U.S. Government Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. government and agency issues. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.27%	0.52%

Administrative	0.25	0.25%	0.27	0.77

(1)  Other Expenses reflect an Administrative Fee of 0.25% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.50% for the Institutional Class and 0.75% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$53	$167	$291	$653

Administrative	79	246	428	954

Prospectus	32

PIMCO Real Return Fund	Ticker Symbols: PRRIX (Inst. Class) PARRX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks its investment objective by investing under normal circumstances at least 65% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of February 15, 2002 was 6.1 years.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Issuer Non-Diversification Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk • Mortgage Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (4/28/00), performance information shown in the table for that class is based on performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

33	PIMCO Funds: Pacific Investment Management Series

PIMCO Real Return Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	1.39%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ’01)	5.29%

	Lowest (4th Qtr. ’01)	-1.26%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (1/29/97)(3)

Institutional Class	8.70%	7.50%

Administrative Class	8.41%	7.22%

Lehman Global Real: U.S Tips Index(1)	7.90%	5.98%

Lipper Intermediate U.S. Treasury Fund Average(2)	7.43%	6.59%

(1)	The Lehman Global Real: U.S. TIPS Index is an unmanaged index consisting of the U.S. Treasury Inflation Protected Securities market. It is not possible to invest directly in the index.
(2)
The Lipper Intermediate U.S. Treasury Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. Treasury bills, notes and bonds with dollar weighted average maturities of five to ten years. It does not take into account sales charges.

(3)	The Fund began operations on 1/29/97. Index comparisons began on 1/31/97.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)(2)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.22%	0.47%

Administrative	0.25	0.25%	0.21	0.71

(1)  Other Expenses reflect an Administrative Fee of 0.20% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.45% for the Institutional Class and 0.70% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.
(2)  On October 1, 2001, the Fund’s Administrative Fee was reduced by 0.05%, to 0.20% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$48	$151	$263	$591

Administrative	73	227	395	883

Prospectus	34

PIMCO Real Return Fund II	Ticker Symbols: N/A (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration See description below	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks its investment objective by investing under normal circumstances at least 65% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of February 15, 2002 was 6.1 years. The Fund may not invest more than 2.5% of its assets in the securities of a single issuer, except U.S. Government Securities.

The Fund may invest only in investment grade U.S. dollar-denominated securities that are rated at least Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest more than 1% of its assets in the securities of a single issuer that is rated Baa by Moody’s or BBB by S&P, or if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of non-U.S. issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may not enter into contracts to purchase securities on a forward basis with respect to more than 50% of its assets.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Liquidity Risk	• Leveraging Risk • Management Risk • Mortgage Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

35	PIMCO Funds: Pacific Investment Management Series

PIMCO Real Return Fund II (continued)

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)(2)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.20%	0.45%

Administrative	0.25	0.25%	0.20	0.70

(1)	Other Expenses reflect an Administrative Fee of 0.20%.
(2)	On October 1, 2001, the Fund’s Administrative Fee was reduced by 0.05%, to 0.20% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Institutional	$46	$144

Administrative	72	224

Prospectus	36

PIMCO Real Return Asset Fund	Ticker Symbols: N/A (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with prudent investment management	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 20% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks its investment objective by investing under normal circumstances at least 65% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Lehman U.S. Treasury Inflation Notes 10+ Years Index, which as of February 15, 2002 was 10.2 years.

The Fund invests primarily in investment grade securities, but may invest up to 20% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Issuer Non-Diversification Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk • Mortgage Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

37	PIMCO Funds: Pacific Investment Management Series

PIMCO Real Return Asset Fund (continued)

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.50%	None	0.25%	0.75%

Administrative	0.50	0.25%	0.25	1.00

(1)	Other Expenses reflect an Administrative Fee of 0.25%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Institutional	$ 77	$240

Administrative	102	318

Prospectus	38

PIMCO CommodityRealReturn Strategy Fund	Ticker Symbols: N/A (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income securities Average Portfolio Duration 0-10 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes. The Fund invests in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund typically will seek to gain exposure to the commodity markets by investing in commodity swap agreements. In a typical commodity swap agreement, the Fund will receive the price appreciation (or depreciation) of a commodity index, a portion of an index, or a single commodity, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Assets not invested in commodity-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Derivatives Risk • Credit Risk	• Interest Rate Risk • Liquidity Risk • Foreign Investment Risk • Currency Risk	• Mortgage Risk • Leveraging Risk • Management Risk • Issuer Non-Diversification Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

39	PIMCO Funds: Pacific Investment Management Series

PIMCO CommodityRealReturn Strategy Fund (continued)

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)
Purchase Fee(1)	0.25%
Redemption Fee(1)	0.25%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses

Institutional	0.49%	None	0.65%	1.14%	(0.40)%	0.74%

Administrative	0.49	0.25%	0.65	1.39	(0.40)	0.99

(1)	Applicable to purchase and redemption orders received between 1:00 p.m. and 4:00 p.m., Eastern time.
(2)
Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect an Administrative Fee of 0.25% and organizational expenses representing the Fund’s organizational expenses as attributed to the class and pro rata Trustee fees.

(3)
PIMCO has contractually agreed, for the Fund’s current fiscal year, to reduce Total Annual Fund Operating Expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses, 0.74% and 0.99%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Institutional	$76	$323

Administrative	101	401

Prospectus	40

PIMCO Short Duration Municipal Income Fund	Ticker Symbols: PSDIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital.	Fund Focus Short and intermediate maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 0-3 years*	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State Specific Risk. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years.* The Fund will seek income that is high relative to prevailing rates from Municipal Bonds.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

* Effective July 1, 2002. Prior to that date, 0-2 years.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Mortgage Risk • Leveraging Risk	• Management Risk • California State Specific Risk • New York State Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund had not commenced operations as of the date of this prospectus. Past performance is no guarantee of future results.

41	PIMCO Funds: Pacific Investment Management Series

PIMCO Short Duration Municipal Income Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	0.79%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’00)	2.01%

	Lowest (4th Qtr. ’01)	0.75%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (8/31/99)

Institutional Class	4.98%	5.11%

Lehman Brothers 1-Year Municipal Bond Index(1)	5.77%	5.12%

Lipper Short Municipal Debt Fund Avg(2)	4.71%	4.55%

(1)
The Lehman Brothers 1-Year Municipal Bond Index is an unmanaged index comprised of National Municipal Bond issues having maturities from 1 to 2 years. It is not possible to invest directly in the index.

(2)
The Lipper Short Municipal Debt Fund Average is a total performance average of Funds tracked by Lipper, Inc. that invest in municipal debt issues with dollar-weighted maturities of less than three years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Classes	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.20%	None	0.19%	0.39%

Administrative	0.20	0.25%	0.19	0.64

(1)  Other Expenses reflect an Administrative Fee of 0.19%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Classes	Year 1	Year 3	Year 5	Year 10

Institutional	$40	$125	$219	$493

Administrative	65	205	357	798

Prospectus	42

PIMCO Municipal Bond Fund	Ticker Symbols: PFMIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 3-10 years	Credit Quality Ba to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or “private activity” bonds. For shareholders subject to the federal alternative minimum tax (“AMT”), distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its net assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) rated at least Ba by Moody’s or BB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State Specific Risk. The average portfolio duration of this Fund normally varies within a three- to ten-year time frame, based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements on U.S. Government Securities and Municipal Bonds, and invest in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Leveraging Risk	• Management Risk • California State Specific Risk • New York State Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (9/30/98), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

43	PIMCO Funds: Pacific Investment Management Series

PIMCO Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	2.18%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ’01)	3.55%

	Lowest (2nd Qtr. ’99)	-2.36%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (12/31/97)

Institutional Class	7.74%	4.96%

Administrative Class	7.48%	4.69%

Lehman Brothers General Municipal Bond Index(1)	5.13%	5.19%

Lipper General Municipal Debt Fund Avg(2)	3.90%	3.74%

(1)	The Lehman Brothers General Municipal Bond Index is an unmanaged index of municipal bonds. It is not possible to invest directly in the index.
(2)
The Lipper General Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)(2)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.24%	0.49%

Administrative	0.25	0.25%	0.24	0.74

(1)  Other Expenses reflect an Administrative Fee of 0.24%.
(2)  On October 1, 2001, the Fund’s Administrative Fee was reduced by 0.01%, to 0.24% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$50	$157	$274	$616

Administrative	76	237	411	918

Prospectus	44

PIMCO California Intermediate Municipal Bond Fund	Ticker Symbols: PCIMX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in Municipal Bonds whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund invests under normal circumstances at least 65% of its net assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • California State Specific Risk • Market Risk	• Issuer Risk • Issuer Non-Diversification Risk • Liquidity Risk • Derivatives Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (9/7/99), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

45	PIMCO Funds: Pacific Investment Management Series

PIMCO California Intermediate Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	0.93%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	3.17%

	Lowest (4th Qtr. ’01)	-0.69%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (8/31/99)

Institutional Class	6.04%	7.24%

Administrative Class	5.80%	6.98%

Lehman Brothers Intermediate California Insured Municipal Bond Index(1)	4.89%	6.14%

Lipper California Intermediate Municipal Debt Fund Avg(2)	4.56%	5.85%

(1)
The Lehman Brothers Intermediate California Insured Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities from 5 to 10 years. It is not possible to invest directly in the index.

(2)
The Lipper California Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in California, with dollar weighted maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class and Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)(2)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.23%	0.48%

Administrative	0.25	0.25%	0.23	0.73

(1)  Other Expenses reflect an Administrative Fee of 0.22% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.47% for the Institutional Class and 0.72% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

(2) On October 1, 2001, the Fund’s Administrative Fee was reduced by 0.02%, to 0.22% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class and Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$49	$154	$269	$604

Administrative	75	233	406	906

Prospectus	46

PIMCO California Municipal Bond Fund	Ticker Symbols: PICMX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3-12 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in Municipal Bonds whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund invests under normal circumstances at least 65% of its net assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to twelve-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • California State Specific Risk • Market Risk	• Issuer Risk • Issuer Non-Diversification Risk • Liquidity Risk • Derivatives Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. Past performance is no guarantee of future results.

47	PIMCO Funds: Pacific Investment Management Series

PIMCO California Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	-0.62%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	4.20%

	Lowest (4th Qtr. ’01)	-0.13%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (5/16/00)(3)

Institutional Class	7.96%	10.66%

Lehman California Insured Municipal Index(1)	5.25%	9.30%

Lipper California Intermediate Municipal Debt Fund Average(2)	3.71%	9.03%

(1)	The Lehman California Insured Municipal Index is an unmanaged index comprised of insured California Municipal Bond issues. It is not possible to invest directly in the index.
(2)
The Lipper California Intermediate Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of its assets in municipal debt issues that are exempt from taxation in California, with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

(3)	The Fund began operations on 5/16/00. Index comparisons began on 5/31/00.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class and Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)(2)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.22%	0.47%

Administrative	0.25	0.25%	0.22	0.72

(1)  Other Expenses reflect an Administrative Fee of 0.22%.
(2)  On October 1, 2001, the Fund’s Administrative Fee was reduced by 0.02%, to 0.22% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class and Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$48	$151	$263	$591

Administrative	74	230	401	894

Prospectus	48

PIMCO New York Municipal Bond Fund	Ticker Symbols: N/A (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax) Average Portfolio Duration 3-12 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in Municipal Bonds whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund will invest under normal circumstances at least 65% of its net assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to twelve-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from municipal bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • New York State Specific Risk • Market Risk	• Issuer Risk • Issuer Non-Diversification Risk • Liquidity Risk • Derivatives Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund had not commenced operations as of the date of this prospectus. Past performance is no guarantee of future results.

49	PIMCO Funds: Pacific Investment Management Series

PIMCO New York Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	3.19%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’00)	3.91%

	Lowest (4th Qtr. ’01)	-0.71%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (8/31/99)

Institutional Class	6.68%	7.58%

Lehman Brothers New York Insured Municipal Bond Index(1)	4.59%	6.44%

Lipper New York Intermediate Municipal Debt Fund Avg(2)	3.64%	5.55%

(1)	The Lehman Brothers New York Insured Municipal Bond Index is an unmanaged index comprised of insured New York Municipal Bond issues. It is not possible to invest directly in the index.
(2)
The Lipper New York Intermediate Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)(2)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.22%	0.47%

Administrative	0.25	0.25%	0.22	0.72

(1)  Other Expenses reflect an Administrative Fee of 0.22%.
(2)  On October 1, 2001, the Fund’s Administrative Fee was reduced by 0.02%, to 0.22% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$48	$151	$263	$591

Administrative	74	230	401	894

Prospectus	50

PIMCO Global Bond Fund	Ticker Symbols: PIGLX (Inst. Class) PADMX (Admin.Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus U.S. and non-U.S. intermediate maturity fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The Fund invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund’s assets. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Foreign Investment Risk • Currency Risk • Issuer Non-Diversification Risk • Liquidity Risk	• Mortgage Risk • Derivatives Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (7/31/96), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

51	PIMCO Funds: Pacific Investment Management Series

PIMCO Global Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	-0.71%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	8.65%

	Lowest (1st Qtr. ’97)	-4.40%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (11/23/93)(3)

Institutional Class	2.48%	1.89%	5.28%

Administrative Class	2.23%	1.66%	5.05%

J.P. Morgan Global Index (Unhedged)(1)	-0.80%	2.42%	4.57%

Lipper Global Income Fund Avg(2)	2.70%	2.87%	4.67%

(1)
The J.P. Morgan Global Index (Unhedged) is an unmanaged index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in the index.

(2)
The Lipper Global Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. It does not take into account sales charges.

(3)	The Fund began operations on 11/23/93. Index comparisons began on 11/30/93.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.31%	0.56%

Administrative	0.25	0.25%	0.30	0.80

(1)  Other Expenses reflect an Administrative Fee of 0.30% paid by each class and interest expense attributable to the Institutional Class. Total Annual Fund Operating Expenses excluding interest expense is 0.55% for the Institutional Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$57	$179	$313	$701

Administrative	82	255	444	990

Prospectus	52

PIMCO Global Bond Fund II	Ticker Symbols: PGBIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital	Fund Focus U.S. and hedged foreign intermediate maturity fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The Fund invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund’s assets. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade securities, but may invest up to 10% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Foreign Investment Risk • Currency Risk • Issuer Non-Diversification Risk • Liquidity Risk	• Mortgage Risk • Derivatives Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception of Institutional Class shares (2/25/98), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table is based on the performance of the Fund’s Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class shares, including no sales charges (loads) or distribution and/or service (12b-1) fees and lower administrative fees. The Administrative Class of the Fund has not yet commenced operations as of the date of this prospectus. Past performance is no guarantee of future results.

53	PIMCO Funds: Pacific Investment Management Series

PIMCO Global Bond Fund II (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	-0.02%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’96)	5.39%

	Lowest (2nd Qtr. ’99)	-1.72%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (10/2/95)(3)

Institutional Class	10.83%	7.28%	8.99%

J.P. Morgan Global Index (Hedged)(1)	6.15%	7.94%	8.44%

Lipper Global Income Fund Avg(2)	2.70%	2.87%	4.36%

(1)
The J.P. Morgan Global Index (Hedged) is an unmanaged index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. It is not possible to invest directly in the index.

(2)
The Lipper Global Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. It does not take into account sales charges.

(3)	The Fund began operations on 10/2/95. Index comparisons began on 9/30/95.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.31%	0.56%

Administrative	0.25	0.25%	0.30	0.80

(1)  Other Expenses reflect an Administrative Fee of 0.30% paid by each class and interest expense attributable to the Institutional Class. Because the Administrative Class of the Fund was not operational during the last fiscal year, Other Expenses include interest expense incurred by the Institutional Class. Total Annual Fund Operating Expenses excluding interest expense is 0.55% for the Institutional Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$57	$179	$313	$701

Administrative	82	255	444	990

Prospectus	54

PIMCO Foreign Bond Fund	Ticker Symbols: PFORX (Inst. Class) PFRAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity hedged non-U.S. fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 85% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies or baskets of foreign currencies (such as the euro). The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Foreign Investment Risk • Currency Risk • Issuer Non-Diversification Risk • Liquidity Risk	• Mortgage Risk • Derivatives Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (1/28/97), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

55	PIMCO Funds: Pacific Investment Management Series

PIMCO Foreign Bond Fund (continued)

Calendar Year Total Returns — Institutional Class

	More Recent Return Information

	1/1/02 - 3/31/02	0.33%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’95)	7.23%

	Lowest (1st Qtr. ’94)	-4.22%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (12/2/92)(3)

Institutional Class	8.96%	7.95%	9.69%

Administrative Class	8.69%	7.68%	9.42%

J.P. Morgan Non-U.S. Index (Hedged)(1)	6.05%	8.27%	8.83%

Lipper International Income Fund Avg(2)	0.66%	2.00%	5.70%

(1)
The J.P. Morgan Non-U.S. Index (Hedged) in an unmanaged index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in the index.

(2)
The Lipper International Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. It does not take into account sales charges.

(3)	The Fund began operations on 12/2/92. Index comparisons began on 11/30/92.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.26%	0.51%

Administrative	0.25	0.25%	0.26	0.76

(1)  Other Expenses reflect an Administrative Fee of 0.25% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.50% for the Institutional Class and 0.75% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$52	$164	$285	$640

Administrative	78	243	422	942

Prospectus	56

PIMCO Emerging Markets Bond Fund	Ticker Symbols: PEBIX (Inst. Class) PEBAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Emerging market fixed income securities Average Portfolio Duration 0-8 years	Credit Quality Maximum 15% below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, PIMCO generally considers an emerging securities market to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in securities whose return is based on the return of an emerging securities market, such as a derivative instrument, rather than investing directly in securities of issuers from emerging markets.

The Fund may invest substantially all of its assets in high yield securities (“junk bonds”) subject to a maximum of 15% of its assets in securities rated below B by Moody’s or by S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Emerging Markets Risk • Foreign Investment Risk • Currency Risk • Issuer Non-Diversification Risk	• Liquidity Risk • Derivatives Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (9/30/98), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

57	PIMCO Funds: Pacific Investment Management Series

PIMCO Emerging Markets Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	7.35%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘01)	13.10%

	Lowest (3rd Qtr. ‘98)	-21.05%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (7/31/97)

Institutional Class	28.17%	11.13%

Administrative Class	27.82%	10.85%

J.P. Morgan Emerging Markets Bond Index Plus(1)	-0.77%	4.58%

Lipper Emerging Market Debt Fund Avg(2)	11.53%	3.34%

(1)
The J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged index which tracks the total returns for external-currency denominated debt instruments of emerging markets. It is not possible to invest directly in the index.

(2)
The Lipper Emerging Market Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.45%	None	0.47%	0.92%

Administrative	0.45	0.25%	0.49	1.19

(1)  Other Expenses reflect an Administrative Fee of 0.40% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.85% for the Institutional Class and 1.10% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$ 94	$293	$509	$1,131

Administrative	121	378	654	1,443

Prospectus	58

PIMCO Strategic Balanced Fund	Ticker Symbols: PSBIX (Inst. Class) PSBAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus 45-75% StocksPLUS Fund; 25-55% Total Return Fund Average Portfolio Duration (of Underlying Funds) 0-6 years	Credit Quality (of Underlying Funds) B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by normally investing between 45% and 75% of its assets in the StocksPLUS Fund and between 25% and 55% of its assets in the Total Return Fund. The Fund invests all of its assets in shares of the StocksPLUS and Total Return Funds and does not invest directly in stocks or bonds of other issuers.

The StocksPLUS Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Total Return Fund seeks to achieve its investment objective by investing at least 65% of its assets in a diversified portfolio of Fixed Income Securities of various maturities. Please see the Fund Summaries of the StocksPLUS and Total Return Funds in this prospectus for information on their investment styles and primary investments.

PIMCO determines how the Fund will allocate and reallocate its assets between the StocksPLUS and Total Return Funds according to the Fund’s equity/fixed income allocation targets and ranges. PIMCO does not allocate the Fund’s assets according to a predetermined blend of shares of the StocksPLUS and Total Return Funds. Instead, PIMCO will determine the mix of these Funds appropriate for the Fund based on methodology, developed by PIMCO, that forecasts stages in the business cycle and considers the risk and reward potential of equity and fixed income investments within specific phases of the business cycle.

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objectives by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the StocksPLUS and Total Return Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders.

In addition to the StocksPLUS and Total Return Funds, the Fund may in the future invest in additional funds in the PIMCO Funds family at the discretion of PIMCO and without shareholder approval.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Allocation Risk	• Underlying Fund Risk

Among the principal risks of investing in the Underlying Funds, and consequently the Fund, which could adversely affect the net asset value, yield and total return of the Fund, are:

• Market Risk • Issuer Risk • Interest Rate Risk • Credit Risk	• Derivatives Risk • Liquidity Risk • Foreign Investment Risk • Currency Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities market indices and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (6/30/99), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results, and the Fund achieved the performance track record shown during a period when it pursued its investment objective using different investment strategies.

59	PIMCO Funds: Pacific Investment Management Series

PIMCO Strategic Balanced Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	0.94%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’97)	12.23%

	Lowest (3rd Qtr. ’01)	-6.57%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (6/28/96)(4)

Institutional Class	-2.80%	9.63%	10.64%

Administrative Class	-3.18%	9.36%	10.37%

S&P 500 Index(1)	-11.88%	10.70%	11.90%

S&P 500 and Lehman Brothers Aggregate Bond Index Blend(2)	-3.71%	9.81%	10.60%

Lipper Balanced Fund Avg(3)	-4.38%	7.65%	8.52%

(1)	The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index.
(2)
The index used for the Fund is a static self-blended index consisting 60% of the S&P 500 Composite Stock Price Index and 40% of the Lehman Brothers Aggregate Bond Index. The Fund believes this self-blended index reflects the Fund’s investment strategy more accurately than the S&P 500 Index. It is not possible to invest directly in the index.

(3)
The Lipper Balanced Fund Average is a total return performance average of Funds tracked by Lipper, Inc., whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.

(4)	The Fund began operations on 6/28/96. Index comparisons began on 6/30/96.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Underlying Fund Expenses(2)	Total Annual Fund Operating Expenses

Institutional	None	None	0.05%	0.59%	0.64%

Administrative	None	0.25%	0.05	0.59	0.89

(1) Other Expenses reflect an Administrative Fee of 0.05%.
(2)  Underlying Fund Expenses for the Fund are estimated based upon a 60%/40% allocation of the Fund’s assets between the StocksPLUS and Total Return Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see the Fund Summaries of the Underlying Funds.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class		Year 1	Year 3	Year 5	Year 10

Institutional		$65	$205	$357	$ 798

Administrative		91	284	493	1,096

Prospectus	60

PIMCO All Asset Fund	Ticker Symbols: N/A (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Underlying PIMCO Funds Average Portfolio Duration Average of Funds held	Credit Quality Average of Funds held Dividend Frequency Declared and distributed quarterly
The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying Funds. The Fund invests its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers. The Fund’s asset allocation sub-adviser determines how the Fund allocates and reallocates its assets among the Underlying Funds. The asset allocation sub-adviser attempts to diversify the Fund’s assets broadly among the Underlying Funds. There is no assurance that the investment objective of any Underlying Fund will be achieved. Please see the Fund Summaries of the Underlying Funds in this prospectus for information on their investment styles and primary investments.

The Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Fund’s assets are not allocated according to a predetermined blend of shares of the Underlying Funds. Instead, when making allocation decisions among the Underlying Funds, the Fund’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information.

The Fund’s asset allocation sub-adviser has the flexibility to reallocate the Fund’s assets among any or all of the Underlying Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature.

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders.

In addition to the Underlying Funds, the Fund may invest in additional Underlying Funds in the PIMCO Funds Family at the discretion of the Fund’s adviser and without shareholder approval.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Allocation Risk	• Underlying Fund Risk

Among the principal risks of investing in the Underlying Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield • Market Risk • Issuer Risk • Derivatives Risk	• Currency Risk • Liquidity Risk • Issuer Non-Diversification Risk • Foreign Investment Risk • European Concentration Risk • Emerging Markets Risk	• Leveraging Risk • Management Risk • Mortgage Risk • Smaller Company Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

61	PIMCO Funds: Pacific Investment Management Series

PIMCO All Asset Fund (continued)

Fees and Expenses of the Fund
These tables describe the fees and expenses (including Underlying Fund fees) you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Underlying Fund Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses

Institutional	0.20%	None	0.45%	0.60%	1.25%	(0.40)%	0.85%

Administrative	0.20	0.25%	0.45	0.60	1.50	(0.40)	1.10

(1)
Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect an Administrative Fee of 0.05% and organizational expenses representing the Fund’s organizational expenses as attributed to the class and pro rata Trustee fees.

(2)
Underlying Fund Expenses for the Fund are estimated based upon an allocation of the Fund’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see the Fund Summaries of the Underlying Funds. PIMCO has contractually agreed, for the Fund’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)
PIMCO has contractually agreed, for the Fund’s current fiscal year, to reduce Total Annual Fund Operating Expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses, 0.85% and 1.10%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Institutional	$ 87	$357

Administrative	112	435

Prospectus	62

PIMCO Convertible Fund	Ticker Symbols: PFCIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Convertible securities Average Portfolio Duration N/A	Credit Quality Caa to Aaa; maximum 40% below Baa and 10% below B Dividend Frequency Declared and distributed quarterly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of convertible securities. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund invests primarily in investment grade debt securities, but may invest up to 40% of its assets in high yield securities (“junk bonds”) rated Caa or higher by Moody’s or CCC or higher by S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may only invest up to 10% of its assets in convertible securities rated Caa or CCC or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 35% of its assets in common stock or in other Fixed Income Instruments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Interest Rate Risk • Credit Risk	• High Yield Risk • Derivatives Risk • Liquidity Risk • Smaller Company Risk	• Foreign Investment Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market indices and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (8/01/00), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

63	PIMCO Funds: Pacific Investment Management Series

PIMCO Convertible Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	-0.62%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ’00)	12.98%

	Lowest (1st Qtr. ‘01)	-12.33%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (3/31/99)

Institutional Class	-13.78%	7.38%

Administrative Class	-13.76%	7.26%

First Boston Convertible Bond Index(1)	-6.45%	6.22%

Lipper Convertible Securities Fund Avg(2)	-7.69%	6.30%

(1)	The First Boston Convertible Bond Index is an unmanaged market index comprised of convertible bonds. It is not possible to invest directly in the index.
(2)
The Lipper Convertible Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.40%	None	0.33%	0.73%

Administrative	0.40	0.25%	0.36	1.01

(1)  Other Expenses reflect an Administrative Fee of 0.25% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.65% for the Institutional Class and 0.90% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$ 75	$233	$406	$ 906

Administrative	103	322	558	1,236

Prospectus	64

PIMCO European Convertible Fund	Ticker Symbols: N/A (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus European convertible securities Average Portfolio Duration N/A	Credit Quality B to Aaa; maximum 40% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of European convertible securities. European convertible securities include any convertible security issued by, or convertible into, an issuer located in any European country. European convertible securities, which are issued by companies of all sizes and market capitalizations include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund invests primarily in investment grade debt securities, but may invest up to 40% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest its assets in securities denominated in any currency and may invest up to 35% of its assets in non-European issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Market Risk • Issuer Risk • Interest Rate Risk • Credit Risk • High Yield Risk	• Derivatives Risk • Liquidity Risk • Smaller Company Risk • Foreign Investment Risk • Currency Risk	• Leveraging Risk • Management Risk • European Concentration Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. Past performance is no guarantee of future results.

65	PIMCO Funds: Pacific Investment Management Series

PIMCO European Convertible Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 3/31/02	-2.01%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’01)	2.55%

	Lowest (3rd Qtr. ’01)	-0.36%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (11/30/00)

Institutional Class	3.05%	3.19%

UBS All European Convertible Index(1)	-7.71%	-2.15%

Lipper Convertible Securities Fund Average(2)	-7.69%	-2.55%

(1)
The UBS All European Convertible Index is an index of equity holdings equalized at the beginning of the period to reflect the respective cash values of the convertibles in the index. It is not possible to invest directly in the index.

(2)
The Lipper Convertible Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.50%	None	0.30%	0.80%

Administrative	0.50	0.25%	0.25	1.00

(1)  Other Expenses reflect an Administrative Fee of 0.25% paid by each class and interest expense attributable to the Institutional Class. Total Annual Fund Operating Expenses excluding interest expense is 0.75% for the Institutional Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$ 82	$255	$444	$ 990

Administrative	102	318	552	1,225

Prospectus	66

PIMCO StocksPLUS Fund	Ticker Symbols: PSTKX (Inst. Class) PPLAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities Average Portfolio Duration 0-1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.
The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.
Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.
Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Principal Risks
Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Derivatives Risk • Credit Risk	• Interest Rate Risk • Liquidity Risk • Foreign Investment Risk • Currency Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (1/7/97), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

67	PIMCO Funds: Pacific Investment Management Series

PIMCO StocksPLUS Fund (continued)

Calendar Year Total Returns — Institutional Class

More Recent Return Information

1/1/02 - 3/31/02	0.93%

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (4th Qtr. ’98)	21.45%

Lowest (3rd Qtr. ’01)	-14.62%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (5/13/93)(3)

Institutional Class	-11.47%	10.72%	14.52%

Administrative Class	-11.96%	10.28%	14.14%

S&P 500 Index(1)	-11.88%	10.70%	13.85%

Lipper Large-Cap Core Fund Average(2)	-13.83%	8.13%	11.52%

(1)	The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index.
(2)
The Lipper Large-Cap Core Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a 3 year weighted basis) of greater than 300% of the dollar weighted median market capitalization of the S&P 400 Mid-Cap Index. It does not take into account sales charges.

(3)	The Fund began operations on 5/13/93. Index comparisons began on 4/30/93.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.40%	None	0.26%	0.66%

Administrative	0.40	0.25%	0.25	0.90

(1)  Other Expenses reflect an Administrative Fee of 0.25% paid by each class and interest expense attributable to the Institutional Class. Total Annual Fund Operating Expenses excluding interest expense is 0.65% for the Institutional Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$67	$211	$368	$ 822

Administrative	92	287	498	1,108

Prospectus	68

PIMCO StocksPLUS Total Return Fund	Ticker Symbols: N/A (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed income securities Average Portfolio Duration 1-6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within a one- to six-year timeframe based on PIMCO’s forecast for interest rates.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Principal Risks
Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Derivatives Risk • Credit Risk	• Interest Rate Risk • Liquidity Risk • Foreign Investment Risk • Currency Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

69	PIMCO Funds: Pacific Investment Management Series

PIMCO StocksPLUS Total Return Fund (continued)

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reduction(2)	Net Fund Operating Expenses

Institutional	0.49%	None	0.65%	1.14%	(0.40)%	0.74%

Administrative	0.49	0.25%	0.65	1.39	(0.40)	0.99

(1)
Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect an Administrative Fee of 0.25% and organizational expenses representing the Fund’s organizational expenses as attributed to the class and pro rata Trustee fees.

(2)
PIMCO has contractually agreed, for the Fund’s current fiscal year, to reduce Total Annual Fund Operating Expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses, 0.74% and 0.99%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Institutional	$ 76	$323

Administrative	101	401

Prospectus	70

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective.

Interest Rate Risk
As interest rates rise, the value of fixed income securities held by a Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk
A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk
Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

71	PIMCO Funds: Pacific Investment Management Series

Derivatives Risk
Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

•  Commodity-Linked Instruments Risk.  A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage Risk
A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Foreign (Non-U.S.) Investment Risk
A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

European Concentration Risk
When a Fund concentrates its investments in Europe, it may be affected significantly by economic, regulatory or political developments affecting European issuers. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union. Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.

Prospectus	72

Emerging Markets Risk
Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk
Funds that invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.

Leveraging Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Smaller Company Risk
The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk
Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

California State-Specific Risk
A Fund that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or

73	PIMCO Funds: Pacific Investment Management Series

interest on their obligations. While California’s economy is broad, its does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk
A Fund that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Allocation Risk
The All Asset and Strategic Balanced Funds’ investment performance depend upon how their assets are allocated and reallocated between the Underlying Funds according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Fund’s adviser will make less than optimal or poor asset allocation decisions. The advisers attempt to identify allocations for the Underlying Funds that will provide consistent, quality performance for each Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the adviser will focus on an Underlying Fund that performs poorly or underperforms other Funds under various market conditions. You could lose money on your investment in the Funds as a result of these allocation decisions.

Underlying Fund Risks
Because the All Asset and Strategic Balanced Funds invest all of their assets in Underlying Funds, the risks associated with investing in the Funds are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of each Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The All Asset and Strategic Balanced Funds’ net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. The Strategic Balanced Fund’s investment in a particular Underlying Fund normally will exceed 25% of its assets. The All Asset Fund’s investment in a particular Underlying Fund normally will not exceed 50% of its assets. To the extent that either Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with each of the Underlying Funds.

Management of the Funds

Investment Adviser and Administrator
PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the All Asset Fund and selects the Underlying Funds in which the All Asset Fund invests.

Prospectus	74

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2002, PIMCO had approximately $253.8 billion in assets under management. Research Affiliates is located at 800 E. Colorado Blvd., 9th Floor, Pasadena, CA 91101.

Advisory Fees
Each Fund, except the Strategic Balanced Fund, pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2001, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees

Money Market Fund	0.15%
Short Duration Municipal Income Fund	0.20%
Short-Term, Low Duration, Low Duration II, Low Duration III, GNMA, Moderate Duration, Real Return, Total Return, Total Return II, Total Return III, Total Return Mortgage, High Yield, Long-Term U.S. Government, Investment Grade Corporate Bond, Municipal Bond, California Intermediate Municipal Bond, California Municipal Bond, New York Municipal Bond, Global Bond, Global Bond II, and Foreign Bond Funds	0.25%
Strategic Balanced*, Convertible and StocksPLUS Funds	0.40%
Emerging Markets Bond Fund	0.45%
European Convertible Fund	0.50%

*	Effective September 29, 2000, the advisory fee for the Strategic Balanced Fund was reduced to an annual rate of 0.00%.

The Real Return II, Real Return Asset, CommodityRealReturn Strategy, All Asset and StocksPLUS Total Return Funds were not operational during the fiscal year ended March 31, 2001. The investment advisory fees for the Real Return II, Real Return Asset, CommodityRealReturn Strategy, All Asset and StocksPLUS Total Return Funds are at an annual rate of 0.25%, 0.50%, 0.49%, 0.20% and 0.49%, respectively, based upon the average daily net assets of the Fund. PIMCO pays a fee to Research Affiliates, the asset allocation sub-adviser of the All Asset Fund, at an annual rate of 0.20% of the average daily net assets of the Fund.

Administrative Fees
Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Institutional and Administrative Class shareholders of each Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for Institutional and Administrative Class shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

For the fiscal year ended March 31, 2001, the Funds paid PIMCO monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Institutional and Administrative Class shares):

Fund	Administrative Fees

Low Duration and Total Return Funds	0.18%
Short Duration Municipal Income Fund	0.19%
Money Market, Short-Term and Moderate Duration Funds	0.20%
California Municipal Bond, California Intermediate Municipal Bond and New York Municipal Bond Funds*	0.24%
Low Duration II, Low Duration III, GNMA, Real Return*, Total Return II, Total Return III, Total Return Mortgage, High Yield, Long-Term U.S. Government, Municipal Bond*, Investment Grade Corporate Bond, Foreign Bond, Strategic Balanced**, Convertible, European Convertible and StocksPLUS Funds	0.25%
Global Bond and Global Bond II Funds	0.30%
Emerging Markets Bond Fund	0.40%

*
Effective October 1, 2001, the administrative fee for the Real Return, California Municipal Bond, California Intermediate Municipal Bond, New York Municipal Bond and Municipal Bond Funds was reduced to an annual rate of 0.20%, 0.22%, 0.22%, 0.22% and 0.24%, respectively.

**	Effective September 29, 2000, the administrative fee for the Strategic Balanced Fund was reduced to an annual rate of 0.05%.

The Real Return II, Real Return Asset, CommodityRealReturn Strategy, All Asset and StocksPLUS Total Return Funds were not operational during the fiscal year ended March 31, 2001. The administrative fees for the Real Return II, Real Return Asset, CommodityRealReturn Strategy, All Asset and StocksPLUS Total Return

75	PIMCO Funds: Pacific Investment Management Series

Funds are each at an annual rate of 0.20%, 0.25%, 0.25%, 0.05% and 0.25%, respectively, based upon the average daily net assets of the Fund.

Fund of Funds Fees
The Strategic Balanced and All Asset Funds indirectly pay their proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which each Fund invests. Both Funds pay administrative fees to PIMCO at an annual rate of 0.05% based on the average daily net assets attributable in the aggregate to the Fund’s Institutional Class and Administrative Class shares. The Funds also indirectly pay their proportionate share of the administrative fees charged by PIMCO to the Underlying Funds in which each Fund invests.

The expenses associated with investing in a “fund of funds” are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expense charged at the underlying fund level. The Funds invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

PIMCO has broad discretion to allocate and reallocate the Strategic Balanced Fund’s assets among the Underlying Funds consistent with the Fund’s investment objective and policies and asset allocation targets and ranges. Although PIMCO does not charge an investment advisory fee for its asset allocation services for the Strategic Balanced Fund, PIMCO indirectly receives fees (including investment advisory and administrative fees) from the Underlying Funds in which the Fund invests. In this regard, PIMCO has a financial incentive to invest the Fund’s assets in Underlying Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Fund’s investment program. PIMCO is legally obligated to disregard that incentive in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to the Funds and the Underlying Funds of the Trust.

Prospectus	76

Individual Portfolio Managers
The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience

Money Market Short-Term	Paul A. McCulley	11/99 8/99
Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-1999, where he managed macro research world-wide.

Low Duration Low Duration II Low Duration III Moderate Duration Total Return Total Return II Total Return III Strategic Balanced StocksPLUS StocksPLUS Total Return	William H. Gross	5/87* 11/91* 12/96* 12/96* 5/87* 12/91* 5/91* 1/98 1/98 6/02*	Managing Director, Chief Investment Officer and a founding partner of PIMCO. He leads a team which manages the Moderate Duration, Strategic Balanced and StocksPLUS Funds.

Total Return Mortgage GNMA	W. Scott Simon	4/00 10/01
Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to that, he was a Senior Managing Director and co-head of mortgage-backed security pass-through trading at Bear Stearns & Co.

Real Return Real Return II Real Return Asset CommodityRealReturn Strategy	John B. Brynjolfsson	1/97* 8/01* 8/01* 6/02*	Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since 1992.

Long-Term U.S. Government	James M. Keller	4/00	Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 1996, and has managed fixed income accounts for various institutional clients since that time.

Investment Grade Corporate Bond	Chris P. Dialynas	4/00*	Managing Director, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group, and has been associated with PIMCO since 1980.

	Shannon M. Bass	2/02	Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2001. Prior to joining PIMCO, he was a Managing Director of the fixed income division of Lehman Brothers.

High Yield	Benjamin L. Trosky	12/92*	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1990, and has managed fixed income accounts for various institutional clients and funds since that time.

	Raymond G. Kennedy	4/02	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1996. Prior to that, he was associated with the Prudential Insurance Company of America as a private placement asset manager.

Short Duration Municipal Income Municipal Bond California Intermediate Municipal Bond California Municipal Bond New York Municipal Bond	Mark V. McCray	4/00 4/00 4/00 5/00* 4/00
Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to that, he was a bond trader from 1992-1999 at Goldman Sachs & Co. where he was appointed Vice President in 1996 and named co-head of municipal bond trading in 1997 with responsibility for the firm’s proprietary account and supervised municipal bond traders.

Global Bond Global Bond II Foreign Bond	Sudi Mariappa	11/00 11/00 11/00
Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, Mr. Mariappa was a Managing Director with Merrill Lynch from 1999-2000. Prior to that, he was associated with Sumitomo Finance International as an Executive Director in 1998, and with Long-term Capital Management as a strategist from 1995-1998.

Emerging Markets Bond	Mohamed A. El-Erian	8/99
Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1999. Prior to joining PIMCO, he was a Managing Director from 1998-1999 for Salomon Smith Barney/Citibank, where he was head of emerging markets research. Prior to that he was associated with the International Monetary Fund as a Deputy Director and Advisor from 1983-1998.

Convertible European Convertible	Yuri P. Garbuzov	5/02 5/02	Senior Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 1997, and has managed fixed income accounts for various institutional clients since that time.

All Asset**	Robert D. Arnott	6/02*	Chief Executive Officer, Research Affiliates LLC. Mr. Arnott is also Chairman of First Quadrant, L.P.

*  Since inception of the Fund.
**Fund has not commenced operation as of the date of this prospectus.

Distributor
The Trust’s Distributor is PIMCO Funds Distributors LLC, an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

77	PIMCO Funds: Pacific Investment Management Series

Investment Options—
Institutional Class and Administrative Class Shares

The Trust offers investors Institutional Class and Administrative Class shares of the Funds in this prospectus.

The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares. Administrative Class shares are subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

•   Service and Distribution (12b-1) Fees—Administrative Class Shares.  The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (“1940 Act”), as amended.

Each Plan allows the Funds to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares, and Distribution Plan fees may cost an investor more than other types of sales charges.

•   Arrangements with Service Agents.  Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Prospectus	78

Purchases, Redemptions and Exchanges

Purchasing Shares
Investors may purchase Institutional Class and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party. Shares may be offered to clients of PIMCO and its affiliates, and to the benefit plans of PIMCO and its affiliates.

•   Investment Minimums.  The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor which each investor pays an asset based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion.

The investment minimums discussed in this section and the limitations set forth below do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

•   Timing of Purchase Orders and Share Price Calculations.  A purchase order received by the Trust’s transfer agent, National Financial Data Services (“Transfer Agent”), prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after the close of regular trading on the New York Stock Exchange will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

•   Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.

79	PIMCO Funds: Pacific Investment Management Series

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Trust’s Transfer Agent, National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

•   Additional Investments.  An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

•   Other Purchase Information.  Purchases of a Fund’s Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

An investor should invest in the Funds for long-term investment purposes only. The Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

•   Retirement Plans.  Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or

Prospectus	80

the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Redeeming Shares
•   Redemptions by Mail.  An investor may redeem (sell) Institutional Class and Administrative Class shares by submitting a written request to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

•   Redemptions by Telephone or Other Wire Communication.  An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or by e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone, or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile, e-mail or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

81	PIMCO Funds: Pacific Investment Management Series

•   Timing of Redemption Requests and Share Price Calculations.  A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name, and must be executed or initiated by the appropriate signatories.

•   Other Redemption Information.  Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000. This mandatory redemption policy does not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Exchange Privilege
An investor may exchange Institutional Class or Administrative Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs of the shares involved. An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds: Multi-Manager Series, an affiliated mutual fund family composed primarily of equity portfolios

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managed by PIMCO Advisors and its subsidiaries. Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds at the same address and telephone number as the Trust.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of “market-timing” strategies may be deemed by PIMCO to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of “round trip” exchanges investors may make. An investor makes a “round trip” exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund, and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 30 days’ prior notice whenever it is reasonably able to do so.

Special Purchase and Redemption Fee for the CommodityReal-Return Fund
The CommodityRealReturn Strategy Fund imposes a fee of 0.25%, payable to the Fund, on all purchase and redemption orders received between 1:00 p.m. and 4:00 p.m. Eastern time.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Institutional and Administrative Class shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Except for the Money Market Fund, for purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

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The Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Under certain circumstances, the per share NAV of the Administrative Class shares of the Funds may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the distribution fees applicable to Administrative Class shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Monthly	Declared and Paid Quarterly

Fixed Income Funds	•

CommodityRealReturn Strategy, Strategic Balanced, All Asset, Convertible, European Convertible, StocksPLUS and StocksPLUS Total Return Funds		•

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In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions. Shareholders do not pay any sales charges on shares received through the reinvestment of Fund distributions.

Tax Consequences

•   Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

•   Taxes on Redemption or Exchanges of Shares.  Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•   A Note on the Real Return, Real Return II, Real Return Asset and CommodityRealReturn Strategy Funds.     Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

•   A Note on the Municipal Funds.  Dividends paid to shareholders of the Municipal Funds and derived from Municipal Bond interest are expected to be designated by the Funds as “exempt-interest dividends” and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for “exempt-interest dividends” from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes although the California Intermediate Municipal Bond Fund, the California Municipal Bond Fund, and the New York Municipal Bond Fund intend to arrange their affairs so that a portion of such distributions will be exempt from state taxes in the respective state. Each Municipal Fund may invest a portion of its assets in securities that generate income that is not exempt from

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federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. The interest on “private activity” bonds is a tax-preference item for purposes of the federal alternative minimum tax. As a result, for shareholders that are subject to the alternative minimum tax, income derived from “private activity” bonds will not be exempt from federal income tax. The Municipal Funds seek to produce income that is generally exempt from federal income tax and will not benefit investors in tax-sheltered retirement plans or individuals not subject to federal income tax. Further, the California Intermediate Municipal Bond, the California Municipal Bond, and the New York Municipal Bond Funds seek to produce income that is generally exempt from the relevant state’s income tax and will not benefit individuals that are not subject to that state’s income tax.

•   A Note on Fund of Funds.  The Strategic Balanced and All Asset Funds’ use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders. See “Taxation—Distributions” in the Statement of Additional Information.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of
Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

The Strategic Balanced and All Asset Funds invest their assets in shares of the Underlying Funds, and as such do not invest directly in the securities described below. The Underlying Funds, however, may invest in such securities. Because the value of an investment in the Strategic Balanced and All Asset Funds are directly related to the investment performance of the Underlying Funds in which they invest, the risks of investing in these Funds are closely related to the risks associated with the Underlying Funds and their investments in the securities described below.

Securities Selection
Most of the Funds in this prospectus seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

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PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities
U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds
Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Funds may invest include municipal lease obligations. The Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Funds may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage-Related and Other Asset-Backed Securities
Each Fund may invest in mortgage- or other asset-backed securities. Except for the Money Market, Short Duration Municipal Income, Municipal Bond, California Intermediate Municipal Bond, California Municipal Bond, New York Municipal Bond, Convertible and European Convertible Funds, each Fund may invest all of its assets in such securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the

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underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. A Fund may not invest more than 5% of its assets in any combination of IO, PO, or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments
Certain Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities
Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The Emerging Markets Bond Fund may invest in securities that are in default with respect to the payment of interest or repayment of principal, or presenting an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

•   Credit Ratings and Unrated Securities.  Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and (except the Money Market Fund) engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. Each Fund (except the Money Market Fund) may also

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invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Fund may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Bonds
Each Fund (except the Money Market Fund) may invest in “event-linked bonds,” which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible and Equity Securities
Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

While the Fixed Income Funds intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

•   Emerging Market Securities.  Each Fund (except the Money Market, Low Duration II, Total Return II, Long-Term U.S. Government, Short Duration Municipal Income, Municipal Bond, California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds) may invest up to 10% of its assets (5% in the case of the Short-Term, Low Duration and Low Duration III Funds) in securities of issuers based in countries with developing (or “emerging market”) economies. The Emerging Markets Bond Fund may invest without limit in such securities.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

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Each Fund (except the Low Duration II, Total Return II, Long-Term U.S. Government, Short Duration Municipal Income, Municipal Bond, California Intermediate Municipal Bond, California Municipal Bond, and New York Municipal Bond Funds) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Foreign (Non-U.S.) Currencies
A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

•   Foreign Currency Transactions.  Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements
Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings
Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its obligations under reverse repurchase

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agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Derivatives
Each Fund (except the Money Market Fund) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. Each Fund (except the Money Market Fund) may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

•     Commodity-Linked Derivative Instruments.  The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.

•     Swap Transactions.  Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A Fund bears the risk that the counterparty could default under a swap agreement.

•     Index-Linked and Commodity-Linked “Structured” Notes.   Certain Funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note.

The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose a Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, a Fund may receive more or less principal that it originally invested. A Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

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Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities
The Funds (except the Money Market and Municipal Bond Funds) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

93	PIMCO Funds: Pacific Investment Management Series

When-Issued, Delayed Delivery and Forward Commitment Transactions
Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies
The All Asset and Strategic Balanced Funds invest substantially all of their assets in other investment companies. Each other Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund.

Short Sales
Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities
Each Fund may invest up to 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities
For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover
The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of

Prospectus	94

securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

With respect to the Strategic Balanced Fund, the adviser to the Fund does not expect to reallocate the Fund’s assets among the Underlying Funds on a frequent basis so the portfolio turnover rate for the Fund is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. With respect to the All Asset Fund, the asset allocation sub-adviser to the Fund expects portfolio turnover to be, on average, approximately 100% per year. In addition, the Funds indirectly bear the expenses associated with portfolio turnover of the Underlying Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the Funds may also bear expenses directly or indirectly through sales of securities held by the Fund and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term capital gains taxed at ordinary income tax rates when distributed to shareholders who are individuals.

Temporary Defensive Strategies
For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies
The investment objective of the Global Bond Fund II may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other Investments and Techniques
The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

95	PIMCO Funds: Pacific Investment Management Series

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Prospectus	96

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional and Administrative Class shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Money Market Fund
Institutional Class
03/31/2002	$1.00	$0.03	(a)	$0.00	(a)	$0.03	$(0.03)	$0.00
03/31/2001	1.00	0.06	(a)	0.00	(a)	0.06	(0.06)	0.00
03/31/2000	1.00	0.05	(a)	0.00	(a)	0.05	(0.05)	0.00
03/31/1999	1.00	0.05	(a)	0.00	(a)	0.05	(0.05)	0.00
03/31/1998	1.00	0.05	(a)	0.00	(a)	0.05	(0.05)	0.00
Administrative Class
03/31/2002	1.00	0.03	(a)	0.00	(a)	0.03	(0.03)	0.00
03/31/2001	1.00	0.06	(a)	0.00	(a)	0.06	(0.06)	0.00
03/31/2000	1.00	0.05	(a)	0.00	(a)	0.05	(0.05)	0.00
03/31/1999	1.00	0.05	(a)	0.00	(a)	0.05	(0.05)	0.00
03/31/1998	1.00	0.05	(a)	0.00	(a)	0.05	(0.05)	0.00
Short-Term Fund
Institutional Class
03/31/2002	$10.03	$0.39	(a)	$0.02	(a)	$0.41	$(0.42)	$(0.02)
03/31/2001	9.95	0.64	(a)	0.10	(a)	0.74	(0.64)	(0.02)
03/31/2000	10.03	0.59	(a)	(0.08	)(a)	0.51	(0.59)	0.00
03/31/1999	10.06	0.57	(a)	(0.02	)(a)	0.55	(0.57)	(0.01)
03/31/1998	10.00	0.62	(a)	0.06	(a)	0.68	(0.61)	(0.01)
Administrative Class
03/31/2002	10.03	0.29	(a)	0.09	(a)	0.38	(0.39)	(0.02)
03/31/2001	9.95	0.60	(a)	0.12	(a)	0.72	(0.62)	(0.02)
03/31/2000	10.03	0.57	(a)	(0.09	)(a)	0.48	(0.56)	0.00
03/31/1999	10.06	0.54	(a)	(0.02	)(a)	0.52	(0.54)	(0.01)
03/31/1998	10.00	0.59	(a)	0.07	(a)	0.66	(0.59)	(0.01)
Low Duration Fund
Institutional Class
03/31/2002	$10.03	$0.54	(a)	$0.04	(a)	$0.58	$(0.54)	$(0.01)
03/31/2001	9.81	0.68	(a)	0.21	(a)	0.89	(0.67)	0.00
03/31/2000	10.10	0.64	(a)	(0.29	)(a)	0.35	(0.64)	0.00
03/31/1999	10.18	0.65	(a)	(0.02	)(a)	0.63	(0.65)	(0.06)
03/31/1998	9.98	0.65	(a)	0.23	(a)	0.88	(0.65)	(0.03)
Administrative Class
03/31/2002	10.03	0.50	(a)	0.05	(a)	0.55	(0.51)	(0.01)
03/31/2001	9.81	0.62	(a)	0.25	(a)	0.87	(0.65)	0.00
03/31/2000	10.10	0.61	(a)	(0.29	)(a)	0.32	(0.61)	0.00
03/31/1999	10.18	0.62	(a)	(0.02	)(a)	0.60	(0.62)	(0.06)
03/31/1998	9.98	0.63	(a)	0.22	(a)	0.85	(0.62)	(0.03)

(a)	Per share amounts based on average number of shares outstanding during the period.

97	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.03)	$1.00	2.91%	$104,369	0.35%		2.87%	N/A
0.00	(0.06)	1.00	6.20	135,990	0.35		6.02	N/A
0.00	(0.05)	1.00	5.21	305,016	0.35		5.04	N/A
0.00	(0.05)	1.00	5.14	322,290	0.35		4.85	N/A
0.00	(0.05)	1.00	5.40	55,335	0.35		5.29	N/A

0.00	(0.03)	1.00	2.65	13,360	0.60		2.33	N/A
0.00	(0.06)	1.00	5.94	7,165	0.60		5.75	N/A
0.00	(0.05)	1.00	4.96	9,791	0.60		4.79	N/A
0.00	(0.05)	1.00	4.93	9,273	0.60		4.44	N/A
0.00	(0.05)	1.00	5.12	749	0.60		5.04	N/A

$0.00	$(0.44)	$10.00	4.11%	$1,053,121	0.57	% (c)	3.88%	131%
0.00	(0.66)	10.03	7.65	524,693	1.01	(c)	6.42	121
0.00	(0.59)	9.95	5.19	589,203	0.64	(c)	5.88	38
0.00	(0.58)	10.03	5.63	495,752	0.45		5.66	47
0.00	(0.62)	10.06	7.06	172,846	0.45		6.12	48

0.00	(0.41)	10.00	3.85	290,124	0.74	(e)	2.88	131
0.00	(0.64)	10.03	7.40	4,610	1.25	(e)	6.01	121
0.00	(0.56)	9.95	4.91	15,137	0.89	(e)	5.67	38
0.00	(0.55)	10.03	5.39	3,769	0.70		5.37	47
0.00	(0.60)	10.06	6.80	5,147	0.70		5.86	48

$0.00	$(0.55)	$10.06	5.91%	$4,230,041	0.43%		5.30%	569%
0.00	(0.67)	10.03	9.44	3,950,592	0.49	(b)	6.86	348
0.00	(0.64)	9.81	3.56	3,440,455	0.51	(b)	6.40	82
0.00	(0.71)	10.10	6.35	3,367,438	0.43		6.36	245
0.00	(0.68)	10.18	9.00	2,759,531	0.43		6.39	309

0.00	(0.52)	10.06	5.65	261,061	0.68		4.93	569
0.00	(0.65)	10.03	9.17	151,774	0.74	(d)	6.31	348
0.00	(0.61)	9.81	3.30	118,874	0.75	(d)	6.13	82
0.00	(0.68)	10.10	6.09	128,212	0.68		6.09	245
0.00	(0.65)	10.18	8.73	46,186	0.68		6.16	309

+  Annualized.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.43%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.45%.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.68%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.70%.

Prospectus	98

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Low Duration Fund II
Institutional Class
03/31/2002	$9.98	$0.52	(a)	$0.05	(a)	$0.57	$(0.51)	$(0.27)
03/31/2001	9.69	0.62	(a)	0.29	(a)	0.91	(0.62)	0.00
03/31/2000	9.95	0.58	(a)	(0.27	)(a)	0.31	(0.57)	0.00
03/31/1999	10.00	0.58	(a)	0.00	(a)	0.58	(0.58)	(0.05)
03/31/1998	9.81	0.22	(a)	0.59	(a)	0.81	(0.60)	(0.02)
Administrative Class
03/31/2002	9.98	0.42	(a)	0.12	(a)	0.54	(0.48)	(0.27)
03/31/2001	9.69	0.59	(a)	0.30	(a)	0.89	(0.60)	0.00
03/31/2000	9.95	0.52	(a)	(0.23	)(a)	0.29	(0.55)	0.00
03/31/1999	10.00	0.56	(a)	0.00	(a)	0.56	(0.56)	(0.05)
02/02/1998 – 03/31/1998	10.03	0.14	(a)	(0.08	)(a)	0.06	(0.09)	0.00
Low Duration Fund III
Institutional Class
03/31/2002	$9.87	$0.45	(a)	$0.16	(a)	$0.61	$(0.46)	$(0.03)
03/31/2001	9.66	0.64	(a)	0.21	(a)	0.85	(0.64)	0.00
03/31/2000	9.98	0.61	(a)	(0.32	)(a)	0.29	(0.61)	0.00
03/31/1999	10.05	0.60	(a)	0.00	(a)	0.60	(0.60)	(0.07)
03/31/1998	9.91	0.53	(a)	0.24	(a)	0.77	(0.60)	(0.03)
Administrative Class
03/31/2002	9.87	0.43	(a)	0.16	(a)	0.59	(0.44)	(0.03)
03/31/2001	9.66	0.63	(a)	0.20	(a)	0.83	(0.62)	0.00
03/31/2000	9.98	0.57	(a)	(0.31	)(a)	0.26	(0.58)	0.00
03/19/1999 – 03/31/1999	9.97	0.02	(a)	0.01	(a)	0.03	(0.02)	0.00
GNMA Fund
Institutional Class
03/31/2002	$10.44	$0.39	(a)	$0.46	(a)	$0.85	$(0.50)	$(0.12)
03/31/2001	9.89	0.63	(a)	0.60	(a)	1.23	(0.63)	(0.05)
03/31/2000	10.01	0.62	(a)	(0.12	)(a)	0.50	(0.62)	0.00
03/31/1999	10.13	0.64	(a)	(0.08	)(a)	0.56	(0.64)	(0.04)
07/31/1997 – 03/31/1998	10.00	0.43	(a)	0.14	(a)	0.57	(0.42)	(0.02)
Moderate Duration Fund
Institutional Class
03/31/2002	$10.00	$0.46	(a)	$0.23	(a)	$0.69	$(0.47)	$(0.19)
03/31/2001	9.52	0.64	(a)	0.47	(a)	1.11	(0.63)	0.00
03/31/2000	9.94	0.60	(a)	(0.42	)(a)	0.18	(0.60)	0.00
03/31/1999	10.14	0.60	(a)	0.07	(a)	0.67	(0.60)	(0.27)
03/31/1998	9.83	0.38	(a)	0.56	(a)	0.94	(0.60)	(0.03)
Total Return Fund
Institutional Class
03/31/2002	$10.52	$0.55	(a)	$0.19	(a)	$0.74	$(0.55)	$(0.30)
03/31/2001	9.96	0.67	(a)	0.56	(a)	1.23	(0.67)	0.00
03/31/2000	10.36	0.63	(a)	(0.40	)(a)	0.23	(0.63)	0.00
03/31/1999	10.62	0.63	(a)	0.16	(a)	0.79	(0.63)	(0.42)
03/31/1998	10.27	0.64	(a)	0.62	(a)	1.26	(0.64)	(0.27)

(a)	Per share amounts based on average number of shares outstanding during the period.

99	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.78)	$9.77	5.75%	$360,070	0.50%		5.22%	582%
0.00	(0.62)	9.98	9.74	636,542	0.50		6.37	382
0.00	(0.57)	9.69	3.28	467,997	0.57	(c)	5.88	117
0.00	(0.63)	9.95	5.89	414,463	0.57	(c)	5.79	322
0.00	(0.62)	10.00	8.29	401,204	0.50		5.98	335

0.00	(0.75)	9.77	5.48	626	0.75		4.19	582
0.00	(0.60)	9.98	9.50	82	0.75		6.06	382
0.00	(0.55)	9.69	3.01	71	1.17	(d)	5.30	117
0.00	(0.61)	9.95	5.63	22,594	0.85	(d)	5.47	322
0.00	(0.09)	10.00	0.58	56	0.75	+	8.53 +	335

$0.00	$(0.49)	$9.99	6.33%	$57,195	0.51	% (c)	4.54%	598%
0.00	(0.64)	9.87	9.06	42,924	0.50		6.53	419
0.00	(0.61)	9.66	2.98	32,349	0.55	(c)	6.20	87
0.00	(0.67)	9.98	6.10	26,549	0.50		5.94	167
0.00	(0.63)	10.05	7.93	23,896	0.50		5.98	307

0.00	(0.47)	9.99	6.06	16	0.76	(d)	4.33	598
0.00	(0.62)	9.87	8.82	11	0.75		6.49	419
0.00	(0.58)	9.66	2.71	10	0.82	(d)	5.79	87
0.00	(0.02)	9.98	0.15	6	0.75	+	6.42 +	167

$0.00	$(0.62)	$10.67	8.36%	$35,144	0.54	% (c)	3.61%	1,292%
0.00	(0.68)	10.44	12.96	9,963	0.50		6.29	808
0.00	(0.62)	9.89	5.16	4,308	1.60	(e)	6.23	952
0.00	(0.68)	10.01	5.71	4,119	2.37	(e)	6.35	198
0.00	(0.44)	10.13	5.86	3,748	1.81	+ (c)	6.30 +	486

$0.00	$(0.66)	$10.03	7.09%	$767,037	0.45%		4.57%	490%
0.00	(0.63)	10.00	12.09	576,911	0.45		6.54	377
0.00	(0.60)	9.52	1.86	387,126	0.47	(g)	6.16	129
0.00	(0.87)	9.94	6.70	317,400	0.45		5.94	169
0.00	(0.63)	10.14	9.80	239,152	0.45		3.75	96

$0.00	$(0.85)	$10.41	7.15%	$35,230,781	0.43%		5.16%	445%
0.00	(0.67)	10.52	12.80	31,746,629	0.49	(b)	6.57	450
0.00	(0.63)	9.96	2.33	24,900,321	0.54	(b)	6.25	223
0.00	(1.05)	10.36	7.60	21,711,396	0.43		5.91	154
0.00	(0.91)	10.62	12.63	16,484,119	0.43		6.06	206

+ Annualized.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.43%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.50%.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.51%.
(g)	Ratio of expenses to average net assets excluding interest expense is 0.45%.

Prospectus	100

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Administrative Class
03/31/2002	10.52	0.51	(a)	0.20	(a)	0.71	(0.52)	(0.30)
03/31/2001	9.96	0.64	(a)	0.56	(a)	1.20	(0.64)	0.00
03/31/2000	10.36	0.61	(a)	(0.41	)(a)	0.20	(0.60)	0.00
03/31/1999	10.62	0.61	(a)	0.16	(a)	0.77	(0.61)	(0.42)
03/31/1998	10.27	0.61	(a)	0.63	(a)	1.24	(0.62)	(0.27)
Total Return Fund II
Institutional Class
03/31/2002	$10.27	$0.48	(a)	$0.21	(a)	$0.69	$(0.48)	$(0.38)
03/31/2001	9.67	0.62	(a)	0.60	(a)	1.22	(0.62)	0.00
03/31/2000	10.11	0.58	(a)	(0.44	)(a)	0.14	(0.58)	0.00
03/31/1999	10.26	0.59	(a)	0.17	(a)	0.76	(0.59)	(0.32)
03/31/1998	9.85	0.63	(a)	0.52	(a)	1.15	(0.63)	(0.11)
Administrative Class
03/31/2002	10.27	0.45	(a)	0.21	(a)	0.66	(0.45)	(0.38)
03/31/2001	9.67	0.59	(a)	0.60	(a)	1.19	(0.59)	0.00
03/31/2000	10.11	0.55	(a)	(0.44	)(a)	0.11	(0.55)	0.00
03/31/1999	10.26	0.56	(a)	0.17	(a)	0.73	(0.56)	(0.32)
03/31/1998	9.85	0.60	(a)	0.52	(a)	1.12	(0.60)	(0.11)
Total Return Fund III
Institutional Class
03/31/2002	$9.19	$0.51	(a)	$0.19	(a)	$0.70	$(0.51)	$(0.14)
03/31/2001	8.74	0.57	(a)	0.45	(a)	1.02	(0.57)	0.00
03/31/2000	9.27	0.55	(a)	(0.53	)(a)	0.02	(0.55)	0.00
03/31/1999	9.55	0.57	(a)	0.20	(a)	0.77	(0.56)	(0.49)
03/31/1998	9.15	0.57	(a)	0.56	(a)	1.13	(0.57)	(0.16)
Administrative Class
03/31/2002	9.19	0.50	(a)	0.17	(a)	0.67	(0.48)	$(0.14)
03/31/2001	8.74	0.55	(a)	0.45	(a)	1.00	(0.55)	0.00
03/31/2000	9.27	0.54	(a)	(0.54	)(a)	0.00	(0.53)	0.00
03/31/1999	9.55	0.55	(a)	0.20	(a)	0.75	(0.54)	(0.49)
04/11/1997 – 03/31/1998	9.12	0.54	(a)	0.58	(a)	1.12	(0.53)	(0.16)
Total Return Mortgage Fund
Institutional Class
03/31/2002	$10.42	$0.47	(a)	$0.33	(a)	$0.80	$(0.47)	$(0.40)
03/31/2001	9.97	0.63	(a)	0.63	(a)	1.26	(0.63)	(0.18)
03/31/2000	10.19	0.59	(a)	(0.21	)(a)	0.38	(0.59)	(0.01)
03/31/1999	10.24	0.58	(a)	0.05	(a)	0.63	(0.58)	(0.10)
07/31/1997 – 03/31/1998	10.00	0.41	(a)	0.30	(a)	0.71	(0.46)	(0.01)
Administrative Class
12/13/2001 – 03/31/2002	10.31	0.10	(a)	0.04	(a)	0.14	(0.10)	0.00
Investment Grade Corporate Bond Fund
Institutional Class
03/31/2002	$10.68	$0.74	(a)	$(0.09	)(a)	$0.65	$(0.74)	$(0.49)
04/28/2000 – 03/31/2001	10.00	0.72	(a)	0.72	(a)	1.44	(0.72)	(0.04)
High Yield Fund
Institutional Class
03/31/2002	$9.88	$0.78	(a)	$(0.68	)(a)	$0.10	$(0.79)	$0.00
03/31/2001	10.22	0.90	(a)	(0.33	)(a)	0.57	(0.91)	0.00
03/31/2000	11.23	0.94	(a)	(1.01	)(a)	(0.07)	(0.94)	0.00
03/31/1999	11.66	0.95	(a)	(0.43	)(a)	0.52	(0.95)	0.00
03/31/1998	11.10	0.98	(a)	0.65	(a)	1.63	(0.98)	(0.09)

(a)	Per share amounts based on average number of shares outstanding during the period.

101	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

0.00	(0.82)	10.41	6.89	8,900,453	0.68		4.85	445
0.00	(0.64)	10.52	12.52	5,353,222	0.74	(d)	6.31	450
0.00	(0.60)	9.96	2.07	3,233,785	0.79	(d)	6.01	223
0.00	(1.03)	10.36	7.33	1,972,984	0.68		5.52	154
0.00	(0.89)	10.62	12.36	481,730	0.68		5.74	206

$0.00	$(0.86)	$10.10	6.89%	$1,775,255	0.50%		4.61%	473%
0.00	(0.62)	10.27	13.02	1,606,998	0.51	(b)	6.24	566
0.00	(0.58)	9.67	1.46	1,263,556	0.50		5.89	142
0.00	(0.91)	10.11	7.46	986,690	0.50		5.65	213
0.00	(0.74)	10.26	11.99	574,587	0.50		6.15	361

0.00	(0.83)	10.10	6.64	111,068	0.75		4.31	473
0.00	(0.59)	10.27	12.74	77,183	0.76	(c)	6.00	566
0.00	(0.55)	9.67	1.20	56,755	0.75		5.56	142
0.00	(0.88)	10.11	7.19	54,736	0.75		5.33	213
0.00	(0.71)	10.26	11.71	15,172	0.75		5.86	361

$0.00	$(0.65)	$9.24	7.76%	$844,807	0.50%		5.44%	449%
0.00	(0.57)	9.19	12.15	868,757	0.50		6.46	581
0.00	(0.55)	8.74	0.33	635,592	0.50		6.21	186
0.00	(1.05)	9.27	8.20	488,243	0.50		5.85	216
0.00	(0.73)	9.55	12.62	365,249	0.51		5.99	183

0.00	(0.62)	9.24	7.42	1,167	0.75		5.36	449
0.00	(0.55)	9.19	11.83	11,223	0.75		6.12	581
0.00	(0.53)	8.74	0.08	10,144	0.75		6.11	186
0.00	(1.03)	9.27	7.93	1,867	0.75		5.59	216
0.00	(0.69)	9.55	12.46	178	0.76	+	5.85 +	183

$0.00	$(0.87)	$10.35	7.86%	$20,635	0.50%		4.44%	1,193%
0.00	(0.81)	10.42	13.14	20,314	0.50		6.22	848
0.00	(0.60)	9.97	3.91	3,971	0.50		5.94	1,476
0.00	(0.68)	10.19	6.27	4,128	0.50		5.66	158
0.00	(0.47)	10.24	6.69	3,588	0.52	+	6.07 +	593

0.00	(0.10)	10.35	1.38	8,479	0.75		3.24	1,193

$0.00	$(1.23)	$10.10	6.34%	$6,092	0.50%		7.01%	512%
0.00	(0.76)	10.68	15.00	5,751	0.50	+	7.54 +	253

$0.00	$(0.79)	$9.19	1.07%	$1,869,413	0.50%		8.29%	96%
0.00	(0.91)	9.88	5.85	1,182,954	0.50		8.91	53
0.00	(0.94)	10.22	(0.74)	1,960,171	0.50		8.64	39
0.00	(0.95)	11.23	4.73	2,162,868	0.50		8.41	39
0.00	(1.07)	11.66	15.26	1,628,930	0.50		8.52	37

+	Annualized.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.50%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.68%.

Prospectus	102

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Administrative Class
03/31/2002	9.88	0.76	(a)	(0.68	)(a)	0.08	(0.77)	0.00
03/31/2001	10.22	0.88	(a)	(0.33	)(a)	0.55	(0.89)	0.00
03/31/2000	11.23	0.91	(a)	(1.01	)(a)	(0.10)	(0.91)	0.00
03/31/1999	11.66	0.93	(a)	(0.43	)(a)	0.50	(0.93)	0.00
03/31/1998	11.10	0.95	(a)	0.65	(a)	1.60	(0.95)	(0.09)
Long-Term U.S. Government Fund
Institutional Class
03/31/2002	$10.65	$0.67	(a)	$(0.39	)(a)	$0.28	$(0.67)	$(0.30)
03/31/2001	9.79	0.62	(a)	0.85	(a)	1.47	(0.61)	0.00
03/31/2000	10.30	0.61	(a)	(0.50	)(a)	0.11	(0.62)	0.00
03/31/1999	10.57	0.63	(a)	0.20	(a)	0.83	(0.64)	(0.46)
03/31/1998	9.39	0.52	(a)	1.34	(a)	1.86	(0.62)	(0.06)
Administrative Class
03/31/2002	10.65	0.64	(a)	(0.39	)(a)	0.25	(0.64)	(0.30)
03/31/2001	9.79	0.40	(a)	1.05	(a)	1.45	(0.59)	0.00
03/31/2000	10.30	0.57	(a)	(0.49	)(a)	0.08	(0.59)	0.00
03/31/1999	10.57	0.60	(a)	0.20	(a)	0.80	(0.61)	(0.46)
09/23/1997 – 03/31/1998	10.17	0.26	(a)	0.51	(a)	0.77	(0.31)	(0.06)
Real Return Fund
Institutional Class
03/31/2002	$10.40	$0.42	(a)	$0.06	(a)	$0.48	$(0.49)	$(0.10)
03/31/2001	9.92	0.76	(a)	0.60	(a)	1.36	(0.80)	(0.08)
03/31/2000	9.83	0.68	(a)	0.11	(a)	0.79	(0.68)	(0.02)
03/31/1999	9.77	0.51	(a)	0.10	(a)	0.61	(0.55)	0.00
03/31/1998	9.93	0.44	(a)	0.05	(a)	0.49	(0.51)	(0.14)
Administrative Class
03/31/2002	10.40	0.32	(a)	0.13	(a)	0.45	(0.46)	(0.10)
04/28/2000 – 03/31/2001	9.95	0.62	(a)	0.58	(a)	1.20	(0.67)	(0.08)
Real Return Fund II
Institutional Class
02/28/2002 – 03/31/2002	$10.00	$0.05	(a)	$(0.07	)(a)	$(0.02)	$(0.05)	$0.00
Real Return Asset Fund
Institutional Class
11/12/2001 – 03/31/2002	$10.00	$0.05	(a)	$(0.50	)(a)	$(0.45)	$(0.05)	$0.00
Short Duration Municipal Income Fund
Institutional Class
03/31/2002	$10.16	$0.38	(a)	$0.05	(a)	$0.43	$(0.38)	$(0.04)
03/31/2001	9.99	0.45	(a)	0.16	(a)	0.61	(0.44)	0.00
08/31/1999 – 03/31/2000	10.00	0.23	(a)	(0.01	)(a)	0.22	(0.23)	0.00
Municipal Bond Fund
Institutional Class
03/31/2002	$10.02	$0.50	(a)	$0.12	(a)	$0.62	$(0.50)	$(0.11)
03/31/2001	9.47	0.48	(a)	0.54	(a)	1.02	(0.47)	0.00
03/31/2000	10.12	0.46	(a)	(0.65	)(a)	(0.19)	(0.46)	0.00
03/31/1999	9.97	0.45	(a)	0.14	(a)	0.59	(0.44)	0.00
12/31/1997 – 03/31/1998	10.00	0.11	(a)	(0.03	)(a)	0.08	(0.11)	0.00
Administrative Class
03/31/2002	10.02	0.45	(a)	0.15	(a)	0.60	(0.48)	(0.11)
03/31/2001	9.47	0.45	(a)	0.55	(a)	1.00	(0.45)	0.00
03/31/2000	10.12	0.44	(a)	(0.65	)(a)	(0.21)	(0.44)	0.00
09/30/1998 – 03/31/1999	10.25	0.21	(a)	(0.13	)(a)	0.08	(0.21)	0.00
California Intermediate Municipal Bond Fund
Institutional Class
03/31/2002	$10.60	$0.49	(a)	$(0.06	)(a)	$0.43	$(0.47)	$(0.40)
03/31/2001	10.05	0.48	(a)	0.56	(a)	1.04	(0.46)	(0.03)
08/31/1999 – 03/31/2000	10.00	0.25	(a)	0.06	(a)	0.31	(0.24)	(0.02)

+	Annualized.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.62%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.02%.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

103	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

0.00	(0.77)	9.19	0.83	640,550	0.75		8.05		96
0.00	(0.89)	9.88	5.59	462,899	0.75		8.79		53
0.00	(0.91)	10.22	(0.99)	354,296	0.75		8.40		39
0.00	(0.93)	11.23	4.49	238,792	0.75		8.17		39
0.00	(1.04)	11.66	14.98	69,937	0.75		8.21		37

$0.00	$(0.97)	$9.96	2.51%	$65,291	0.52	% (d)	6.36%		682%
0.00	(0.61)	10.65	15.52	234,088	0.56	(d)	6.13		1,046
0.00	(0.62)	9.79	1.26	217,410	0.57	(d)	6.29		320
0.00	(1.10)	10.30	7.76	170,847	0.89	(d)	5.83		364
0.00	(0.68)	10.57	20.23	48,547	0.51	(d)	4.88		177

0.00	(0.94)	9.96	2.25	246,304	0.77	(e)	6.02		682
0.00	(0.59)	10.65	15.24	77,435	0.80	(e)	3.91		1,046
0.00	(0.59)	9.79	1.01	39,808	0.82	(e)	5.82		320
0.00	(1.07)	10.30	7.46	11,383	1.15	(i)	5.58		364
0.00	(0.37)	10.57	7.60	4,957	0.76	+	4.87	+	177

$0.00	$(0.59)	$10.29	4.68%	$1,250,056	0.47	% (j)	4.08%		237%
0.00	(0.88)	10.40	14.44	557,849	0.54	(d)	7.57		202
0.00	(0.70)	9.92	8.37	207,826	0.53	(d)	6.91		253
0.00	(0.55)	9.83	6.41	15,588	0.52	(d)	5.18		438
0.00	(0.65)	9.77	4.70	5,526	0.52	(d)	4.46		967

0.00	(0.56)	10.29	4.39	298,192	0.71	(j)	3.07		237
0.00	(0.75)	10.40	12.70	51,359	0.80	+ (e)	6.61	+	202

$0.00	$(0.05)	$9.93	(0.22)%	$15,969	0.45	%+	5.48	%+	0%

$0.00	$(0.05)	$9.50	(4.47)%	$20,747	0.75	%+	1.31	%+	107%

$0.00	$(0.42)	$10.17	4.30%	$30,906	0.39%		3.75%		107%
0.00	(0.44)	10.16	6.22	13,645	0.40	(g)	4.48		208
(0.43)	(0.23)	9.99	2.19	10,725	0.39	+ (b)	3.92	+	171

$0.00	$(0.61)	$10.03	6.32%	$51,622	0.50%		4.95%		231%
0.00	(0.47)	10.02	11.13	23,478	0.50		4.89		306
0.00	(0.46)	9.47	(1.81)	5,684	0.50		4.80		145
0.00	(0.44)	10.12	6.04	5,894	0.50		4.41		70
0.00	(0.11)	9.97	0.78	3,023	0.50	+	4.46	+	60

0.00	(0.59)	10.03	6.07	41,816	0.74		4.41		231
0.00	(0.45)	10.02	10.86	4,811	0.75	(f)	4.66		306
0.00	(0.44)	9.47	(2.07)	3,141	0.75	(f)	4.58		145
0.00	(0.21)	10.12	0.83	1,419	0.75	+	2.11	+	70

$0.00	$(0.87)	$10.16	4.15%	$83,656	0.50	% (h)	4.68%		94%
0.00	(0.49)	10.60	10.60	87,531	0.50		4.62		257
0.00	(0.26)	10.05	3.16	8,415	0.49	+ (c)	4.22	+	357

(e)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(f)	Ratio of expenses to average net assets excluding interest expense is 0.74%.
(g)	Ratio of expenses to average net assets excluding interest expense is 0.39%.
(h)	Ratio of expenses to average net assets excluding interest expense is 0.49%.
(i)	Ratio of expenses to average net assets excluding interest expense is 0.76%.
(j)	Effective October 1, 2001, the administrative expense was reduced to 0.20%.

Prospectus	104

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Administrative Class
03/31/2002	10.60	0.48	(a)	(0.08	) (a)	0.40	(0.44)	(0.40)
03/31/2001	10.05	0.45	(a)	0.57	(a)	1.02	(0.44)	(0.03)
09/07/1999 – 03/31/2000	10.02	0.22	(a)	0.05	(a)	0.27	(0.22)	(0.02)
California Municipal Bond Fund
Institutional Class
03/31/2002	$10.35	$0.39	(a)	$0.05	(a)	$0.44	$(0.38)	$(0.39)
05/16/2000 – 03/31/2001	10.00	0.43	(a)	0.78	(a)	1.21	(0.43)	(0.43)
New York Municipal Bond Fund
Institutional Class
03/31/2002	$10.64	$0.49	(a)	$0.17	(a)	$0.66	$(0.49)	$(0.46)
03/31/2001	9.94	0.45	(a)	0.79	(a)	1.24	(0.45)	(0.09)
08/31/1999 – 03/31/2000	10.00	0.23	(a)	(0.04	)(a)	0.19	(0.23)	(0.02)
Global Bond Fund
Institutional Class
03/31/2002	$8.45	$0.42	(a)	$(0.12	)(a)	$0.30	$(0.41)	$0.00
03/31/2001	9.01	0.48	(a)	(0.56	)(a)	(0.08)	(0.06)	0.00
03/31/2000	9.76	0.57	(a)	(0.75	)(a)	(0.18)	(0.52)	0.00
03/31/1999	9.70	0.52	(a)	0.14	(a)	0.66	(0.52)	(0.08)
03/31/1998	9.86	0.66	(a)	(0.10	)(a)	0.56	(0.53)	(0.19)
Administrative Class
03/31/2002	8.45	0.39	(a)	(0.11	)(a)	0.28	(0.39)	0.00
03/31/2001	9.01	0.46	(a)	(0.56	)(a)	(0.10)	(0.06)	0.00
03/31/2000	9.76	0.55	(a)	(0.75	)(a)	(0.20)	(0.50)	0.00
03/31/1999	9.70	0.51	(a)	0.14	(a)	0.65	(0.51)	(0.08)
03/31/1998	9.86	0.59	(a)	(0.05	)(a)	0.54	(0.51)	(0.19)
Global Bond Fund II
Institutional Class
03/31/2002	$9.61	$0.43	(a)	$0.12	(a)	$0.55	$(0.43)	$(0.31)
03/31/2001	9.41	0.55	(a)	0.51	(a)	1.06	(0.56)	(0.30)
03/31/2000	9.89	0.56	(a)	(0.46	)(a)	0.10	(0.56)	(0.02)
03/31/1999	9.92	0.52	(a)	0.06	(a)	0.58	(0.52)	(0.09)
02/25/1998 – 03/31/1998	9.82	0.06	(a)	0.09	(a)	0.15	(0.05)	0.00
Foreign Bond Fund
Institutional Class
03/31/2002	$10.32	$0.48	(a)	$0.09	(a)	$0.57	$(0.48)	$(0.02)
03/31/2001	10.03	0.58	(a)	0.51	(a)	1.09	(0.59)	(0.21)
03/31/2000	10.63	0.64	(a)	(0.45	)(a)	0.19	(0.64)	(0.15)
03/31/1999	10.74	0.58	(a)	0.24	(a)	0.82	(0.58)	(0.35)
03/31/1998	10.41	0.66	(a)	0.61	(a)	1.27	(0.63)	(0.31)
Administrative Class
03/31/2002	10.32	0.45	(a)	0.09	(a)	0.54	(0.45)	(0.02)
03/31/2001	10.03	0.55	(a)	0.51	(a)	1.06	(0.56)	(0.21)
03/31/2000	10.63	0.61	(a)	(0.45	)(a)	0.16	(0.61)	(0.15)
03/31/1999	10.74	0.56	(a)	0.24	(a)	0.80	(0.56)	(0.35)
03/31/1998	10.41	0.63	(a)	0.61	(a)	1.24	(0.60)	(0.31)

(a)	Per share amounts based on average number of shares outstanding during the period.

105	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

0.00	(0.84)	10.16	3.90	1,612	0.75	(h)	4.51	94
0.00	(0.47)	10.60	10.36	1,717	0.74		4.28	257
0.00	(0.24)	10.05	2.73	10	0.75	+ (b)	3.95 +	357

$0.00	$(0.77)	$10.02	4.20%	$9,670	0.49%		3.78%	164%
0.00	(0.86)	10.35	12.49	11,941	0.49	+	4.76 +	338

$0.00	$(0.95)	$10.35	6.46%	$2,882	0.49%		4.57%	204%
0.00	(0.54)	10.64	12.77	3,753	0.50	(i)	4.41	973
(0.21)	(0.25)	9.94	1.93	3,058	0.49	+ (c)	4.00 +	270

$(0.01)	$(0.42)	$8.33	3.52%	$300,625	0.56	% (d)	4.87%	355%
(0.42)	(0.48)	8.45	(0.83)	307,686	0.57	(d)	5.58	416
(0.05)	(0.57)	9.01	(1.81)	271,538	0.71	(d)	6.12	301
0.00	(0.60)	9.76	6.90	266,984	0.55		5.35	143
0.00	(0.72)	9.70	5.85	256,274	0.55		6.64	389

(0.01)	(0.40)	8.33	3.26	5,946	0.80		4.58	355
(0.40)	(0.46)	8.45	(1.07)	2,142	0.81	(e)	5.33	416
(0.05)	(0.55)	9.01	(2.05)	2,238	0.92	(e)	5.91	301
0.00	(0.59)	9.76	6.78	1,326	0.80		5.21	143
0.00	(0.70)	9.70	5.57	1,548	0.80		6.39	389

$0.00	$(0.74)	$9.42	5.84%	$66,036	0.56	% (d)	4.49%	373%
0.00	(0.86)	9.61	11.87	62,895	0.58	(d)	5.86	422
0.00	(0.58)	9.41	1.11	84,926	0.61	(d)	5.92	290
0.00	(0.61)	9.89	6.06	29,044	0.55		5.29	236
0.00	(0.05)	9.92	1.02	24,517	0.55	+	6.24 +	369

$0.00	$(0.50)	$10.39	5.68%	$511,247	0.51	% (f)	4.61%	434%
0.00	(0.80)	10.32	11.34	482,480	0.54	(f)	5.78	417
0.00	(0.79)	10.03	1.96	421,831	0.69	(f)	6.20	330
0.00	(0.93)	10.63	7.92	530,325	0.50		5.39	376
0.00	(0.94)	10.74	12.64	392,198	0.50		6.32	280

0.00	(0.47)	10.39	5.42	21,565	0.76	(g)	4.32	434
0.00	(0.77)	10.32	11.06	17,056	0.78	(g)	5.36	417
0.00	(0.76)	10.03	1.70	4,824	0.97	(g)	6.01	330
0.00	(0.91)	10.63	7.65	2,096	0.75		5.13	376
0.00	(0.91)	10.74	12.34	315	0.75		6.07	280

+	Annualized.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.01%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.30%.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.55%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.80%.
(f)	Ratio of expenses to average net assets excluding interest expense is 0.50%.
(g)	Ratio of expenses to average not assets excluding interest expense is 0.75%.
(h)	Ratio of expenses to average net assets excluding interest expense is 0.74%.
(i)	Ratio of expenses to average net assets excluding interest expense is 0.49%.

Prospectus	106

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Emerging Markets Bond Fund
Institutional Class
03/31/2002	$8.40	$0.76	(a)	$1.72	(a)	$2.48	$(0.78)	$(0.50)
03/31/2001	8.61	0.82	(a)	0.20	(a)	1.02	(0.83)	(0.40)
03/31/2000	7.51	0.86	(a)	1.11	(a)	1.97	(0.87)	0.00
03/31/1999	9.67	0.87	(a)	(2.11	)(a)	(1.24)	(0.87)	(0.05)
07/31/1997 – 03/31/1998	10.00	0.46	(a)	(0.18	)(a)	0.28	(0.46)	(0.15)
Administrative Class
03/31/2002	8.40	0.75	(a)	1.71	(a)	2.46	(0.76)	(0.50)
03/31/2001	8.61	0.80	(a)	0.20	(a)	1.00	(0.81)	(0.40)
03/31/2000	7.51	0.83	(a)	1.12	(a)	1.95	(0.85)	0.00
09/30/98 – 03/31/1999	6.82	0.45	(a)	0.74	(a)	1.19	(0.45)	(0.05)
Strategic Balanced Fund
Institutional Class
03/31/2002	$10.46	$0.45	(a)	$(0.03	)(a)	$0.42	$(0.36)	$0.00
03/31/2001	12.80	0.90	(a)	(1.88	)(a)	(0.98)	(0.67)	(0.69)
03/31/2000	12.76	0.80	(a)	0.44	(a)	1.24	(0.74)	(0.46)
03/31/1999	12.60	0.89	(a)	0.60	(a)	1.49	(0.66)	(0.67)
03/31/1998	10.32	1.30	(a)	2.05	(a)	3.35	(0.84)	(0.23)
Administrative Class
03/31/2002	10.47	0.52	(a)	(0.14	)(a)	0.38	(0.34)	0.00
03/31/2001	12.79	0.90	(a)	(1.88	)(a)	(0.98)	(0.65)	(0.69)
06/30/99 – 03/31/2000	13.17	0.62	(a)	0.07	(a)	0.69	(0.61)	(0.46)
Convertible Fund
Institutional Class
03/31/2002	$11.33	$0.20	(a)	$(0.46	)(a)	$(0.26)	$(0.65)	$0.00
03/31/2001	15.77	0.01	(a)	(3.50	)(a)	(3.49)	(0.25)	(0.70)
03/31/2000	10.00	0.07	(a)	5.97	(a)	6.04	(0.18)	(0.09)
Administrative Class
03/31/2002	11.36	0.13	(a)	(0.41	)(a)	(0.28)	(0.44)	0.00
08/01/2000 – 03/31/2001	14.49	(0.03	)(a)	(2.19	)(a)	(2.22)	(0.21)	(0.70)
European Convertible Fund
Institutional Class
03/31/2002	$9.97	$0.17	(a)	$(0.05	)(a)	$0.12	$(0.23)	$(0.35)
11/30/2000 – 03/31/2001	10.00	0.04	(a)	(0.03	)(a)	0.01	(0.04)	0.00
StocksPLUS Fund
Institutional Class
03/31/2002	$10.20	$0.37	(a)	$(0.21	)(a)	$0.16	$(0.25)	$0.00
03/31/2001	14.15	0.06	(a)	(2.84	)(a)	(2.78)	(0.26)	(0.91)
03/31/2000	14.32	1.08	(a)	1.33	(a)	2.41	(1.10)	(1.48)
03/31/1999	14.09	0.97	(a)	1.32	(a)	2.29	(0.82)	(1.24)
03/31/1998	11.46	1.90	(a)	3.23	(a)	5.13	(1.41)	(1.09)
Administrative Class
03/31/2002	10.08	0.30	(a)	(0.20	)(a)	0.10	(0.24)	0.00
03/31/2001	14.03	(0.07	)(a)	(2.72	)(a)	(2.79)	(0.25)	(0.91)
03/31/2000	14.25	1.10	(a)	1.23	(a)	2.33	(1.07)	(1.48)
03/31/1999	14.06	1.10	(a)	1.13	(a)	2.23	(0.80)	(1.24)
03/31/1998	11.46	1.89	(a)	3.19	(a)	5.08	(1.39)	(1.09)

(a)	Per share amounts based on average number of shares outstanding during the period.

107	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(1.28)	$9.60	31.46%	$177,399	0.92	%(c)	8.35%		620%
0.00	(1.23)	8.40	12.94	46,239	0.93	(c)	9.73		902
0.00	(0.87)	8.61	27.90	12,614	0.89	(c)	10.69		328
0.00	(0.92)	7.51	(12.55)	3,641	0.85		11.08		315
0.00	(0.61)	9.67	3.10	3,676	0.86	+	7.21	+	695

0.00	(1.26)	9.60	31.11	11,685	1.19	(d)	8.36		620
0.00	(1.21)	8.40	12.65	7,793	1.17	(d)	9.46		902
0.00	(0.85)	8.61	27.60	13,490	1.14	(d)	10.30		328
0.00	(0.50)	7.51	17.88	118	1.10	+	6.24	+	315

$0.00	$(0.36)	$10.52	4.16%	$30,727	0.05%		4.23%		35%
0.00	(1.36)	10.46	(8.31)	47,236	0.43	(e)	7.31		651
0.00	(1.20)	12.80	10.05	124,934	0.65		6.19		176
0.00	(1.33)	12.76	12.36	97,945	0.65		7.00		82
0.00	(1.07)	12.60	33.40	38,806	0.65		10.84		56

0.00	(0.34)	10.51	3.75	1,588	0.30		4.93		35
0.00	(1.34)	10.47	(8.34)	488	0.63	(e)	7.30		651
0.00	(1.07)	12.79	5.47	709	0.90	+	6.48	+	176

$0.00	$(0.65)	$10.42	(2.26)%	$14,794	0.73	% (g)	1.76%		307%
0.00	(0.95)	11.33	(23.00)	65,980	0.67	(g)	0.08		225
0.00	(0.27)	15.77	60.66	168,224	0.65	(b)	0.50		247

0.00	(0.44)	10.64	(2.42)	8	1.01	(h)	1.27		307
0.00	(0.91)	11.36	(16.25)	322	0.90	+	(0.32	)+	225

$0.00	$(0.58)	$9.51	1.28%	$5,057	0.80	% (i)	1.76	%+	222%
0.00	(0.04)	9.97	0.10	4,997	0.75	+ (f)	1.27	+	175

$0.00	$(0.25)	$10.11	1.53%	$410,288	0.66	% (g)	3.65%		455%
0.00	(1.17)	10.20	(20.93)	420,050	0.65		0.48		270
0.00	(2.58)	14.15	17.82	620,144	0.65		7.42		92
0.00	(2.06)	14.32	17.65	512,953	0.65		6.92		81
0.00	(2.50)	14.09	47.75	416,600	0.65		13.74		30

0.00	(0.24)	9.94	0.92	80,683	0.90		2.98		455
0.00	(1.16)	10.08	(21.21)	35,474	0.90		(0.55)		270
0.00	(2.55)	14.03	17.31	28,403	0.90		7.61		92
0.00	(2.04)	14.25	17.21	11,302	0.90		7.83		81
0.00	(2.48)	14.06	47.19	2,143	0.90		13.49		30

+	Annualized.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.69%.
(c)	Ratio of expenses to average net assets excluding interest expense 0.85%.
(d)	Ratio of expenses to average net assets excluding interest expense 1.10%.
(e)	Effective September 29, 2000, the Strategic Balanced Fund did not incur advisory fee expenses.
(f)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.78%.
(g)	Ratio of expenses to average net assets excluding interest expense is 0.65%.
(h)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(i)	Ratio of expenses to average net assets excluding interest rate expense is 0.75%.

Prospectus	108

Appendix A
Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.

Following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.
Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1	PIMCO Funds: Pacific Investment Management Series

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings
There are four rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Prospectus	A-	2

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Service
Corporate and Municipal Bond Ratings
Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

A-3	PIMCO Funds: Pacific Investment Management Series

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

Prospectus A-4

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

A-5	PIMCO Funds: Pacific Investment Management Series

PIMCO Funds: Pacific Investment Management Series

INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

CUSTODIAN
State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT
National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL
Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C. 20006

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Funds’ annual report discusses the market conditions and invest-ment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PIMCO Funds: Pacific Investment Management Series
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

Reference the Trust’s Investment Company Act file number in your correspondence.

Investment Company Act file no. 811-5028

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

15-20310-03

                                  PIMCO Funds:
                      Pacific Investment Management Series

                       Statement of Additional Information

     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Funds: Pacific Investment
Management Series, as supplemented from time to time. The Trust offers up to eight classes of shares of each of its Funds. Class A, Class B, and Class C shares of certain Funds are offered through the "Class A, B and C Prospectus"
(dated April 1, 2002), Class A, B and C of the Municipal Bond Fund, Class A and
C of the Short Duration Municipal Income Fund and Class A of the California
Intermediate Municipal Bond Fund, California Municipal Bond Fund and New York
Municipal Bond Fund are offered through the "Municipal Bond Prospectus" (dated
April 1, 2002), Class D shares of the Funds are offered through the "Class D
Prospectus" (dated April 1, 2002), Institutional Class and Administrative Class
shares of the Funds are offered through the "Institutional Prospectus" (dated
June 28, 2002), Institutional Class and Administrative Class shares of the Total
Return Fund (dated June 19, 2002), Class A shares of the Total Return Fund
(dated April 1, 2002) and shares of the Liquid Assets Fund (dated December 4,
2001) are each offered through a separate prospectus, as amended or supplemented from time to time (collectively, the "Prospectuses"). Additionally, Class J and
Class K shares for certain Funds are offered solely to non-U.S. investors outside the United States. This information does not constitute an offer of
Class J shares or Class K shares to any person who resides within the United
States.

Audited financial statements for the Trust, as of March 31, 2001 (March 31, 2002
for the Institutional Prospectus), including notes thereto, and the reports of
PricewaterhouseCoopers LLP thereon, are incorporated by reference from the
Trust's March 31, 2001 Annual Reports. Further, unaudited financial statements for the Trust, as of September 30, 2001, including notes thereto, are incorporated by reference from the Trust's September 30, 2001 Semi-Annual
Reports (March 31, 2002 Annual Report for the Institutional Prospectus). Copies
of Prospectuses, Annual or Semi-Annual Reports, and the PIMCO Funds
Shareholders' Guide for Class A, B and C Shares (the "Guide"), which is a part of this Statement of Additional Information, may be obtained free of charge at the addresses and telephone number(s) listed below.

     Institutional Prospectus and        Class A, B and C and Class D
     Annual and Semi-Annual Reports:     Prospectuses, Annual and
                                         Semi-Annual Reports, and the
                                         Guide:

     PIMCO Funds                         PIMCO Funds Distributors LLC
     840 Newport Center Drive            2187 Atlantic Street
     Suite 300                           Stamford, Connecticut 06902
     Newport Beach, California 92660     Telephone:  (800) 426-0107
     Telephone: (800) 927-4648

June 28, 2002

                                TABLE OF CONTENTS

     Non-Fundamental Operating Policies Relating to the Sale of Shares of Total Return Fund in Japan..   35

                                      -i-

                                      -2-

                                    THE TRUST

     PIMCO Funds (the "Trust") is an open-end management investment company
("mutual fund") consisting of separate investment portfolios (the "Funds"), including:

Money Market Fund                         Long-Term U.S. Government Fund
Liquid Assets Fund                        Long Duration Fund
Short-Term Fund                           Global Bond Fund
Low Duration Fund                         Global Bond Fund II
Low Duration Fund II                      Foreign Bond Fund
Low Duration Fund III                     Emerging Markets Bond Fund
GNMA Fund                                 Short Duration Municipal Income Fund
Moderate Duration Fund                    Municipal Bond Fund
Real Return Fund                          California Intermediate Municipal Bond Fund
Real Return Fund II                       California Municipal Bond Fund
Real Return Asset Fund                    New York Municipal Bond Fund
CommodityRealReturn Strategy Fund         Strategic Balanced Fund
Total Return Fund                         All Asset Fund
Total Return Fund II                      Convertible Fund
Total Return Fund III                     European Convertible Fund
Total Return Mortgage Fund                StocksPLUS Fund
Commercial Mortgage Securities Fund       StocksPLUS Total Return Fund
Investment Grade Corporate Bond Fund      StocksPLUS Short Strategy Fund
High Yield Fund

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of each Fund are described in the Prospectuses. Additional information concerning the characteristics of certain of the Funds' investments is set forth below. The
Strategic Balanced Fund invests all of its assets in the StocksPLUS and Total
Return Funds. The All Asset Fund invests only in Funds of the Trust. The PIMCO
Funds in which the All Asset and Strategic Balanced Funds invest are referred to in this Statement as "Underlying Funds." By investing in Underlying Funds, the
All Asset and Strategic Balanced Funds may have an indirect investment interest in some or all of the securities and instruments described below depending upon how their assets are allocated between the Underlying Funds.

Municipal Bonds

     Each Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. It is a policy of the Short
Duration Municipal Income, Municipal Bond, California Intermediate Municipal
Bond, California Municipal Bond, and New York Municipal Bond Funds
(collectively, the "Municipal Funds") to have 80% of its net assets invested in debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal
Bonds"). In the case of the California Intermediate Municipal Bond, California
Municipal Bond, and New York Municipal Bond Funds, the Funds will invest, under normal circumstances, at least 65% of their net assets in debt securities whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal income tax and California or New York income tax, respectively. The ability of the Fund to invest in securities other than
Municipal Bonds is limited by a requirement of the Internal Revenue Code that at least 50% of the Fund's total assets be invested in Municipal Bonds at the end of each calendar quarter. See "Taxes."

     The Municipal Bond and Short Duration Municipal Income Funds may, from time to time, invest more than 25% of their assets in Municipal Bonds of issuers in
California and New York, and, if so, will be subject to the California and New
York state-specific risks discussed in the "Summary of Risks" section of the
Prospectus and in

this "Municipal Bonds" section of this Statement of Additional Information, but neither Fund has any present intention to invest more than that amount in a particular state.

     Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York
Municipal Bonds generally are issued by or on behalf of the State of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds which the Municipal
Funds may purchase include general obligation bonds and limited obligation bonds
(or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

     The Municipal Funds may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Municipal Funds will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. A Municipal
Fund may also purchase unrated lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest.

     The Municipal Funds may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Municipal Fund may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements.

     Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Municipal Fund would hold the longer-term security, which could experience substantially more volatility.

     The Municipal Funds may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Municipal Fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A
Municipal Fund will not invest more than 5% of its net assets in municipal warrants.

     The Municipal Funds may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase
Agreements ("SBPAs"). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due.
Insurance does not guarantee the price of the

                                       -2-

bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.
The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

     The Municipal Funds may invest in Residual Interest Bonds, which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. To the extent permitted by each Fund's investment objectives and general investment policies, a Fund, without limitation, may invest in Residual Interest Bonds.

     The Municipal Funds also may invest in participation interests.
Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Municipal Funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

     Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

     The Municipal Funds may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Municipal Funds may also sell Municipal Bonds due to changes in PIMCO's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Municipal
Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

     Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.
A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     Each Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

     Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for

                                       -3-

payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's Municipal Bonds in the same manner. In particular, the California Intermediate Municipal Bond, New York
Municipal Bond, and California Municipal Bond Funds are subject to the risks inherent in concentrating investment in a particular state or region. The following summarizes information drawn from official statements, and other public documents available relating to issues potentially affecting securities offerings of issuers domiciled in the states of California and New York. PIMCO has not independently verified the information, but has no reason to believe that it is substantially different.

     California. The California Intermediate Municipal Bond Fund and the
California Municipal Bond Fund may be particularly affected by political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

     Certain debt obligations held by the California Intermediate Municipal Bond
Fund and the California Municipal Bond Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities, which do depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the state government to pay for their operations and services, their ability to pay debt service on obligations held by the California Intermediate Municipal Bond Fund and the California Municipal Bond Fund may be impaired.

     Certain tax-exempt securities in which the California Intermediate
Municipal Bond Fund and the California Municipal Bond Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

     California is the most populous state in the nation with a total population estimated at over 34 million. The State now comprises approximately 12.5% of the nation's population and 12.7% of its total personal income. Its economy is broad and diversified with concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, entertainment, real estate, and financial services. The State economy's concentration on such sectors may open it to sensitivity to the overall performance of such industries. For example, the State suffered a severe recession in the early 1990's, which was predominantly tied to large spending cutbacks in defense/aerospace industries and military base closures and a major drop in real estate construction. More recently, the national economic slowdown that is heavily associated with the decline of the technology heavy NASDAQ index, has begun to impact the high technology sector of California's economy.

     After a period of robust growth over the last three years, the State's economic forecast reflects slower growth in 2001. Although the State's economic growth continues to outperform the rest of the nation, California is not immune from the nationwide economic slowdown and employment growth rates have already begun to decelerate.

     California has recently experienced serious energy shortages that led the
Governor of California to declare a state of emergency in January 2001.
California's difficulties with energy supplies could pose serious risks to the
State's economy. The State instituted rolling electricity blackouts in 2001 and remains braced for anticipated energy shortages as well as increased energy costs. The severity and long-term impact of these developments on the State's

                                       -4-

economy is difficult to predict, but any significant interruptions in energy supply or rate increases could adversely affect California's economy.

     Currently, California's general obligation bonds have been assigned ratings of A+, Aa3, and AA by Standard & Poor's Ratings Services ("S&P"), Moody's
Investor Service, Inc. ("Moody's") and Fitch, respectively. These ratings reflect a downward revision by S&P in April 2001 and by Moody's in May 2001.
Both downgrades were the result of each ratings agency's concerns regarding
California's energy situation and its potential impact on the State's economy.
It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Obligations in which the California Intermediate
Municipal Bond Fund or the California Municipal Bond Fund invest.

     Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the
General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds, are liable. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State
University and University of California systems), housing, health facilities, and pollution control facilities.

     The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

     Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

     New York. Because the New York Municipal Bond Fund concentrates its investments in New York tax-exempt bonds, the Fund may be affected significantly by economic or regulatory developments, affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations.

     The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York's economy than to the national economy, therefore any significant decline in stock market performance could adversely effect the State's income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

     The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities).
This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, both the ability of the State, New York City, the State's political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities will be adversely affected.

     State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State

                                       -5-

constitution, the governor is required to propose a balanced budget each year.
There can be no assurance, however, that the legislature will enact the governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities.
Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities.
In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

     As of March 16, 2001, S&P had given the State's general obligation bonds a rating of AA, Moody's had given the State's general obligation bonds a rating of
A2 and Fitch had given the bonds a rating of AA. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which the New
York Municipal Bond Fund invests.

     Over the long term, the State and New York City may face potential economic problems. New York City accounts for a large portion of the State's population and personal income, and New York City's financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

Mortgage-Related and Other Asset-Backed Securities

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through
Securities." Certain of the Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see
"Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the
"Government National Mortgage Association," or "GNMA") are described as
"modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages

                                       -6-

increase in the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities is
GNMA. GNMA is a wholly owned United States Government corporation within the
Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing
Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs
(the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage
Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").
FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by
Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio.
FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United
States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, PIMCO determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in PIMCO's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid (10% in the case of the
Money Market and Liquid Assets Funds).

     Mortgage-backed securities that are issued or guaranteed by the U.S.
Government, its agencies or instrumentalities, are not subject to the Funds'
industry concentration restrictions, set forth below under "Investment
Restrictions," by virtue of the exclusion from that test available to all U.S.
Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the
VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect

                                       -7-

such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by
GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated
maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates
("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by
FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.
Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

                                       -8-

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S.
Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other
Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act").
CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the
U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO"
class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a
Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

                                       -9-

     Other Asset-Backed Securities. Similarly, PIMCO expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM)
("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

Bank Obligations

     Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers'
acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Money Market and Liquid Assets Funds) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

     The Money Market, Liquid Assets, Low Duration II, GNMA, Total Return II,
Real Return II, Total Return Mortgage, Commercial Mortgage Securities, Long-Term
U.S. Government, Short Duration Municipal Income, Municipal Bond, California
Intermediate Municipal Bond, California Municipal Bond, and New York Municipal
Bond Funds may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to the Trust's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S.
Government agency or instrumentality.

Loan Participations

     Certain Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and

                                       -10-

generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the
Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected.
Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

     Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment
Restrictions"). For purposes of these limits, a Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC")
interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.
Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a
Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the
Funds'

                                       -11-

limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Portfolio.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on PIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Corporate Debt Securities

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in PIMCO's opinion comparable in quality to corporate debt securities in which the Fund may invest.

     Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

     Securities rated Baa and BBB are the lowest which are considered
"investment grade" obligations. Moody's describes securities rated Baa as
"medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." S&P describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal . . . than in higher rated categories." For a discussion of securities rated below investment grade, see "High Yield
Securities ("Junk Bonds")" below.

High Yield Securities ("Junk Bonds")

     Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds and in particular, by the High Yield,
Emerging Markets, Convertible and European Convertible Funds are described as
"speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.
The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest

                                       -12-

rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

     The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the
Fund may retain the portfolio security if PIMCO deems it in the best interest of shareholders.

Participation on Creditors Committees

     A Fund (in particular, the High Yield Fund) may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a
Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.
Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when
PIMCO believes that such participation is necessary or desirable to enforce the
Fund's rights as a creditor or to protect the value of securities held by the
Fund.

Variable and Floating Rate Securities

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Money Market and Liquid
Assets Funds may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and the Fund may demand payment of principal from the issuers, within the period.

     Certain Funds may invest in floating rate debt instruments ("floaters") and
(except the Money Market and Liquid Assets Funds) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months.
While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     Each Fund (except the Money Market and Liquid Assets Funds) may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the

                                       -13-

market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which no Fund will invest more than 5% of its assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities.

Inflation-Indexed Bonds

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the
CPI accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the
Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.
There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United
States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

                                       -14-

Event-Linked Bonds

     Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the
Fund to certain unanticipated risks including but not limited to issuer (credit)
default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See
"Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Convertible Securities

     A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities.
Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the
Fund's ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Warrants to Purchase Securities

     The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

                                       -15-

     A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Foreign Securities

     Each Fund (except the Low Duration II, Total Return II, Real Return II,
Long-Term U.S. Government, Short Duration Municipal Income, Municipal Bond,
California Intermediate Municipal Bond, California Municipal Bond, and New York
Municipal Bond Funds) may invest in corporate debt securities of foreign issuers
(including preferred or preference stock), certain foreign bank obligations (see
"Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Money Market, Liquid
Assets, Commercial Mortgage Securities, GNMA, Real Return II and Total Return
Mortgage Funds may invest in securities of foreign issuers only if they are U.S.
dollar-denominated. The High Yield Fund may invest up to 15% of its assets in
Euro-denominated securities.

     Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former
Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern
Europe will not also be expropriated, nationalized or otherwise confiscated.

     Each Fund (except the Low Duration II, Total Return II, Real Return II,
Long-Term U.S. Government, Short Duration Municipal Income, Municipal Bond,
California Intermediate Municipal Bond, California Municipal Bond, and New York
Municipal Bond Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil,
Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger,
Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

     Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S.
Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii)
the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the
"residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady
Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina)
rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

                                       -16-

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady
Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the
Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

     The Emerging Markets Bond Fund will consider an issuer to be economically tied to a country with an emerging securities market if (1) the issuer is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) the issuer derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

Foreign Currency Transactions

     All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year.
Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency.
Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of assets determined to be liquid by
PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:

                                       -17-

     Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

     Direct Hedge. If PIMCO wants to a eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

     Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the
U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging.
Proxy hedging attempts to reduce this cost through an indirect hedge back to the
U.S. dollar.

     It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund's net asset value per share.

     Tax Consequences of Hedging. Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

     Foreign currency warrants. Foreign currency warrants such as Currency
Exchange Warrants(SM) ("CEWs(SM)") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S.
dollar depreciates against the value of a major foreign currency such as the
Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants

                                       -18-

may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing
Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal exchange rate linked securities. Principal exchange rate linked securities ("PERLs(SM)") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the
U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S.
dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S.
dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper. Performance indexed paper ("PIPs(SM)") is U.S.
dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time
(generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.
dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Borrowing

     Each Fund may borrow money to the extent permitted under the Investment
Company Act of 1940, as amended ("1940 Act"), and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund's total assets. A
Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund's total assets.

     Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain

                                       -19-

continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300%
asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the
Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The Global Bond Fund II has adopted a non-fundamental investment restriction under which the Fund may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes. Non-fundamental investment restrictions may be changed without shareholder approval.

     A Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements.
However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds'
limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 1/3 (for each Fund except the Global Bond Fund II) of a Fund's total assets.

     A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3)
have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

                                       -20-

     A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

Derivative Instruments

     In pursuing their individual objectives the Funds (except the Money Market and Liquid Assets Funds) may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of their overall investment strategies, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds (except the Money Market, Liquid Assets,
Low Duration II, Total Return II, Real Return II, Long-Term U.S. Government,
Short Duration Municipal Income, Municipal Bond, California Intermediate
Municipal Bond, California Municipal Bond, and New York Municipal Bond Funds)
also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds (except the Money Market and
Liquid Assets Fund) also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a
Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective.

     The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

     The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

     Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the

                                       -21-

option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.
Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered."
In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by
PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index is
"covered" if the Fund segregates assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.
If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the
Fund desires.

     A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations.
The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is
"in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the

                                       -22-

securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     Each Fund (except the Money Market and Liquid Assets Funds) may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, interest rates, commodities, and security or commodity indexes.
To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

     An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant

                                       -23-

to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the
S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills;
90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the
Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain of the Funds may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

     A Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission
("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging"
transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching

                                       -24-

futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is
"in the money."

     Limitations on Use of Futures and Futures Options. In general, the Funds intend to enter into positions in futures contracts and related options only for
"bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is
"in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian
(and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may
"cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the
Fund.

     When selling a futures contract, a Fund will maintain with its custodian
(and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of
Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of
Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value

                                       -25-

of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities.
Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectuses.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxation."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Municipal Bond Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of Municipal Bonds (as defined above). Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.
The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a
Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed.
In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

     Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

                                       -26-

     Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund.
If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

     Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund's investments to greater volatility than investments in traditional securities.

     Additional Risks of Options on Securities, Futures Contracts, Options on
Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon.
Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.
The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii)
delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Swap Agreements and Options on Swap Agreements. Each Fund (except the Money
Market and Liquid Assets Funds) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps.
To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("swap options").

     A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

     Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate

                                       -27-

movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment polices, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the
London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

     A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except the Money Market and Liquid Assets Funds) may write (sell) and purchase put and call swap options.

     Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a
Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the
"net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Each Fund, except the
CommodityRealReturn Strategy Fund, will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on PIMCO's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines).
Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a
Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     Certain swap agreements are exempt from most provisions of the Commodity
Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.
To qualify for this exemption, a swap agreement must be entered into by
"eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an

                                       -28-

eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy
Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

     Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator.
Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, PIMCO analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the
Fund's interest rate risk.

Hybrid Instruments

     A hybrid instrument can combine the characteristics of securities, commodities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a
"benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

     Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Each Fund, except the CommodityRealReturn Strategy Fund, will not invest more than 5% of its assets in hybrid instruments.

     Certain hybrid instruments may provide exposure to the commodities markets.
These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the
CFTC for an exemption from the provisions of the CEA.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the
Funds' investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

                                       -29-

Delayed Funding Loans and Revolving Credit Facilities

     Each Fund (except the Money Market, Liquid Assets, and Municipal Bond
Funds) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of
Trustees, in an amount sufficient to meet such commitments.

     The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "Loan Participations." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a
Portfolio.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the
Fund will segregate until the settlement date assets determined to be liquid by
PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the
Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short Sales

     Certain of the Funds, particularly the StocksPLUS Short Strategy Fund, may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

                                       -30-

     When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time and the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. Each Fund, except the StocksPLUS Short
Strategy Fund, does not intend to enter into short sales (other than those
"against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Fund's assets. This percentage may be varied by action of the
Trustees. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Illiquid Securities

     The Funds may invest up to 15% of their net assets in illiquid securities
(10% in the case of the Money Market and Liquid Assets Funds). The term
"illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws.
Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Loans of Portfolio Securities

     For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i)
the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund.

Social Investment Policies

     The Low Duration Fund III and Total Return Fund III will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, or the operation of gambling casinos. The
Funds will also avoid, to the extent possible on the basis of information

                                       -31-

available to PIMCO, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by PIMCO.
PIMCO's determination of issuers engaged in such activities at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis, PIMCO may rely, among other things, upon information contained in such publications as those produced by the
Investor Responsibility Research Center, Inc.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     Each Fund's investment objective, except for the Global Bond Fund II, as set forth in the Prospectuses under "Investment Objectives and Policies,"
together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that
Fund. The term "assets" shall mean "total assets" in the prospectus, or this
SAI.

(1)  A Fund may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (except that the Money Market and
     Liquid Assets Funds may concentrate their investments in securities or obligations issued by U.S. banks).

(2)  A Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the
     U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; (This investment restriction is not applicable to the Real Return, Real Return Asset,
     CommodityRealReturn Strategy, Commercial Mortgage Securities, Global Bond,
     Global Bond II, Foreign Bond, Emerging Markets Bond, California
     Intermediate Municipal Bond, California Municipal Bond, and New York
     Municipal Bond Fund.) For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

(3)  A Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)  A Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this
     Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the Global Bond
     Fund II, but see non-fundamental restriction "F").

(5)  A Fund may borrow money or issue any senior security, only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)  A Fund may make loans only as permitted under the Investment Company Act of
     1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

                                       -32-

(7)  A Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8)  Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

Non-Fundamental Investment Restrictions

     Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities.

(A)  A Fund may not invest more than 15% of the net assets of a Fund (10% in the case of the Money Market and Liquid Assets Funds) (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of
     Trustees).

(B)  A Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions.

(C)  A Fund may not invest more than 5% of the assets of a Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

(D)  The Global Bond Fund II may not borrow money in excess of 10% of the value
     (taken at the lower of cost or current value) of the Fund's total assets
     (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

(E)  A Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of
     Additional Information.

(F)  The Global Bond Fund II may not purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options.

                                       -33-

     Currency Hedging. In addition, the Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except the Global Bond, and Emerging Markets Bond, and
Convertible Funds, will hedge at least 75% of its exposure to foreign currency using the techniques described in the Prospectuses. There can be no assurance that currency hedging techniques will be successful.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except the Global Bond Fund II), such excess shall be subject to the 300% asset coverage requirement.

     To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

     The staff of the SEC has taken the position that purchased over-the-counter
("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of: 1) the market value of OTC options currently outstanding which are held by the Fund, 2) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and 3) margin deposits on the Fund's existing OTC options on futures contracts, exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the
Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money"
(i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the Funds and may be amended by the Trustees without the approval of shareholders. However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

     Unless otherwise indicated, all limitations applicable to Fund investments
(as stated above and elsewhere in this Statement of Additional Information)
apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     The Funds interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction
No. 4 above to permit the Funds, subject to each Fund's investment objectives and general investment policies (as stated in the prospectus and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

     The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Funds, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. The Funds have filed an application seeking an order from the SEC to permit the Funds to enter into transactions among themselves with respect to the investment of daily cash balances

                                       -34-

of the Funds in shares of the money market and/or short-term bond funds, as well as the use of daily excess cash balances of the money market and/or short-term bond funds in inter-fund lending transactions with the other Funds for temporary cash management purposes. The interest paid by a Fund in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the money market and/or short-term bond funds could otherwise earn as lender in such a transaction.

Non-Fundamental Operating Policies Relating to the Sale of Shares of Total
Return Fund in Japan

     In connection with an offering of Administrative Class shares of the Total
Return Fund in Japan, the Trust has adopted the following non-fundamental operating policies (which may be changed without shareholder approval) with respect to the Total Return Fund. These non-fundamental policies will remain in effect only so long as (I) they are required in accordance with standards of the
Japanese Securities Dealers Association and (ii) shares of the Total Return Fund are being offered in Japan.

(1)  The Trust will not sell shares of the Total Return Fund in Japan except through PIMCO Funds Distributors LLC.

(2)  The Trust has appointed, and will maintain the appointment of, a bank or trust company as the place for safe-keeping of its assets in connection with the Total Return Fund.

(3)  The Tokyo District Court shall have the jurisdiction over any and all litigation related to transactions in any class of shares of the Total
     Return Fund acquired by Japanese investors as required by Article 26, Item
     4 of the Rules Concerning Transactions of Foreign Securities of the Japan
     Securities Dealers Association.

(4)  The Total Return Fund may not make short sales of securities or maintain a short position for the account of the Fund unless the total current value of the securities being the subject of short sales or of the short position is equal to or less than the net asset value of the Total Return Fund.

(5)  The Total Return Fund may not borrow money in excess of 10% of the value
     (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, except for extraordinary or emergency purposes, such as in the case of a merger, amalgamation or the like.

(6)  The Total Return Fund may not acquire more than 50% of the outstanding voting securities of any issuer, if aggregated with the portion of holding in such securities by any and all other mutual funds managed by PIMCO.

(7)  The Total Return Fund may not invest more than 15% of its total assets in voting securities privately placed, mortgage securities or unlisted voting securities which cannot be readily disposed of. This restriction shall not be applicable to securities determined by PIMCO to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable.

(8)  None of the portfolio securities of the Total Return Fund may be purchased from or sold or loaned to any Trustee of the Trust, PIMCO, acting as investment adviser of the Trust, or any affiliate thereof or any of their directors, officers or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of PIMCO, on his own account whether in his own or other name (as well as a nominee's name), 10%
     or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (I) at a price determined by current publicly available quotations (including a dealer quotation) or
     (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

     All percentage limitations on investments described in the restrictions relating to the sale of shares in Japan will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If any violation of the foregoing

                                      -35-

investment restrictions occurs, the Trust will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Trust and the only remedy in respect of the violation.

     If any of the foregoing standards shall, at any time when shares of the
Total Return Fund are being offered for subscription by the Trust in Japan or thereafter, no longer be required in accordance with the standards of the
Japanese Securities Dealers Association, then such standards shall no longer apply.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

     The business of the Trust is managed under the direction of the Trust's
Board of Trustees. Subject to the provisions of the Trust's Declaration of
Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust's officers.

     The Trustees and Executive Officers of the Trust, their ages, their business address and a description of their principal occupations during the past five years are listed below. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, California
92660.

                                                         Position with                        Principal Occupation(s)
Name, Address and Age                                      the Trust                         During the Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Brent R. Harris*                                  Chairman of the  Board and      Managing Director, PIMCO.  Board of Governors,
Age 42                                            Trustee                         Investment Company Institute; Chairman and
                                                                                  Director, PIMCO Commercial Mortgage Securities
                                                                                  Trust, Inc.; Chairman and Trustee, PIMCO
                                                                                  Variable Insurance Trust.

R. Wesley Burns*                                  President and Trustee           Managing Director, PIMCO.  President and
Age 42                                                                            Director, PIMCO Commercial Mortgage Securities
                                                                                  Trust, Inc.; President and Trustee, PIMCO
                                                                                  Variable Insurance Trust.  Formerly, Executive
                                                                                  Vice President, PIMCO and PIMCO Funds:
                                                                                  Multi-Manager Series.

Guilford C. Babcock+                              Trustee                         Private Investor.  Director, PIMCO Commercial
Age 71                                                                            Mortgage Securities Trust, Inc.; Trustee, PIMCO
                                                                                  Variable Insurance Trust; Director, Growth Fund of
                                                                                  America and Fundamental Investors Fund of the
                                                                                  Capital Group; Director, Good Hope Medical
                                                                                  Foundation. Formerly, Associate Professor of
                                                                                  Finance, University of Southern California.

E. Philip Cannon+                                 Trustee                         Proprietor, Cannon & Company, an affiliate of
Age 61                                                                            Inverness Management LLC, (a private equity
                                                                                  investment firm).  Director, PIMCO Commercial
                                                                                  Mortgage Securities Trust, Inc.; Trustee, PIMCO
                                                                                  Variable Insurance Trust; Trustee of PIMCO
                                                                                  Funds:  Multi-Manager Series.  Formerly,
                                                                                  Headmaster, St. John's School, Houston, Texas;
                                                                                  Trustee of PIMCO Advisors Funds and Cash
                                                                                  Accumulation Trust.

                                      -36-

                                                         Position with                        Principal Occupation(s)
Name, Address and Age                                      the Trust                         During the Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Vern O. Curtis+                                   Trustee                         Private Investor.  Director, PIMCO Commercial
Age 67                                                                            Mortgage Securities Trust, Inc.; Trustee, PIMCO
                                                                                  Variable Insurance Trust; Director, Public
                                                                                  Storage Business Parks, Inc., (a Real Estate
                                                                                  Investment Trust); Director, Fresh Choice, Inc.
                                                                                  (restaurant company).  Formerly, charitable
                                                                                  work, The Church of Jesus Christ of Latter-day
                                                                                  Saints.

J. Michael Hagan+                                 Trustee                         Private Investor.  Director, PIMCO Commercial
Age 62                                                                            Mortgage Securities Trust, Inc.; Trustee, PIMCO
                                                                                  Variable Insurance Trust.  Board of Directors
                                                                                  for Ameron International (manufacturing),
                                                                                  Freedom Communications, Remedy Temp (staffing)
                                                                                  and Saint Gobain Company.  Member of the Board
                                                                                  of Regents at Santa Clara University, the Board
                                                                                  of Taller San Jose, and the Board of Trustees
                                                                                  of the South Coast Repertory Theater.
                                                                                  Formerly, Chairman and CEO, Furon Company
                                                                                  (manufacturing).

Thomas P. Kemp+                                   Trustee                         Private Investor.  Director, PIMCO Commercial
Age 71                                                                            Mortgage Securities Trust, Inc.; Trustee, PIMCO
                                                                                  Variable Insurance Trust. Formerly,
                                                                                  Co-Chairman, U.S. Committee to Assist Russian
                                                                                  Reform; Director, Union Financial Corp.

William J. Popejoy+                               Trustee                         President, Pacific Capital Investors; Chairman,
Age 64                                                                            PacPro (vinyl assembly products; formerly
                                                                                  Western Printing).  Director, PIMCO Commercial
                                                                                  Mortgage Securities Trust, Inc.; Trustee, PIMCO
                                                                                  Variable Insurance Trust. Formerly, Director,
                                                                                  California State Lottery; Chief Executive
                                                                                  Officer, Orange County, California.

Michael G. Dow                                    Senior Vice President           Senior Vice President, PIMCO.  Formerly, Fixed
Age 38                                                                            Income Specialist, Salomon Brothers, Inc.; Vice
                                                                                  President Operations, Citibank NA Global
                                                                                  Consumer Banking Group.

William H. Gross                                  Senior Vice President           Managing Director, PIMCO.  Senior Vice
Age 58                                                                            President, PIMCO Variable Insurance Trust.

Margaret Isberg                                   Senior Vice President           Managing Director, PIMCO.
Age 45

John S. Loftus                                    Senior Vice President           Managing Director, PIMCO.
Age 42

                                      -37-

                                                         Position with                        Principal Occupation(s)
Name, Address and Age                                      the Trust                         During the Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey M. Sargent                                Senior Vice President           Senior Vice President, PIMCO.  Senior Vice
Age 39                                                                            President, PIMCO Commercial Mortgage Securities
                                                                                  Trust, Inc. and PIMCO Variable Insurance Trust;
                                                                                  Vice President, PIMCO Funds: Multi-Manager
                                                                                  Series.  Formerly, Vice President, PIMCO.

Leland T. Scholey                                 Senior Vice President           Senior Vice President, PIMCO.  Formerly, Vice
Age 49                                                                            President, PIMCO.

Raymond C. Hayes                                  Vice President                  Vice President, PIMCO.  Formerly, Marketing
Age 57                                                                            Director, Pacific Financial Asset Management
                                                                                  Corporation.

Jim Johnstone                                     Vice President                  Vice President, PIMCO.  Formerly, Vice
Age 37                                                                            President, Fidelity Investments.

Thomas J. Kelleher, III                           Vice President                  Vice President, PIMCO.  Formerly, associated
Age 51                                                                            with Delaware Trust, Mellon Bank and Girard
                                                                                  Trust (bank trust departments).

Henrik P. Larsen                                  Vice President                  Vice President and Manager, Fund
Age 32                                                                            Administration, PIMCO.  Vice President, PIMCO
                                                                                  Commercial Mortgage Securities Trust, Inc.,
                                                                                  PIMCO Variable Insurance Trust and PIMCO
                                                                                  Funds:  Multi-Manager Series. Formerly,
                                                                                  Manager, PIMCO.

Andre J. Mallegol, III                            Vice President                  Vice President, PIMCO.  Formerly, associated
Age 35                                                                            with Fidelity Investments Institutional
                                                                                  Services Company.

Scott Millimet                                    Vice President                  Vice President, PIMCO.  Formerly, Executive
Age 44                                                                            Vice President with Back Bay Advisors.

James F. Muzzy                                    Vice President                  Managing Director, PIMCO.  Senior Vice
Age 62                                                                            President, PIMCO Variable Insurance Trust.

Douglas J. Ongaro                                 Vice President                  Vice President, PIMCO.  Formerly, Regional
Age 41                                                                            Marketing Manager, Charles Schwab & Co., Inc.

David J. Pittman                                  Vice President                  Vice President, PIMCO.  Formerly, a senior
Age 54                                                                            executive with Bank of America, the Northern
                                                                                  Trust Co. and NationsBank.

Mark A. Romano                                    Vice President                  Vice President, PIMCO.  Formerly, associated
Age 43                                                                            with Wells Fargo's institutional money
                                                                                  management group and First Interstate's
                                                                                  Pacifica family of mutual funds.

Scott M. Spalding                                 Vice President                  Vice President, PIMCO.  Formerly, associated
Age 32                                                                            with PacificCare Healthcare Systems.

                                      -38-

                                                         Position with                        Principal Occupation(s)
Name, Address and Age                                      the Trust                         During the Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
William S. Thompson, Jr.                          Vice President                  Chief Executive Officer and Managing Director,
Age 56                                                                            PIMCO. Vice President, PIMCO Commercial
                                                                                  Mortgage Securities Trust, Inc.;  Senior Vice
                                                                                  President, PIMCO Variable Insurance Trust.

John P. Hardaway                                  Treasurer                       Senior Vice President, PIMCO.  Treasurer, PIMCO
Age 44                                                                            Commercial Mortgage Securities Trust, Inc.,
                                                                                  PIMCO Variable Insurance Trust and PIMCO Funds:
                                                                                  Multi-Manager Series.  Formerly, Vice
                                                                                  President, PIMCO.

Garlin G. Flynn                                   Secretary                       Specialist, PIMCO.  Secretary, PIMCO Commercial
Age 55                                                                            Mortgage Securities Trust, Inc. and PIMCO
                                                                                  Variable Insurance Trust; Assistant Secretary,
                                                                                  PIMCO Funds: Multi-Manager Series. Formerly,
                                                                                  Senior Fund Administrator, PIMCO.

Erik C. Brown                                     Assistant Treasurer             Vice President, PIMCO.  Assistant Treasurer,
Age 34                                                                            PIMCO Commercial Mortgage Securities Trust,
                                                                                  Inc., PIMCO Variable Insurance Trust and PIMCO
                                                                                  Funds: Multi-Manager Series.  Formerly, Senior
                                                                                  Manager with Deloitte and Touche; Manager with
                                                                                  PricewaterhouseCoopers LLC.

Michael J. Willemsen                              Assistant Secretary             Vice President, PIMCO.  Assistant Secretary,
Age 42                                                                            PIMCO Commercial Mortgage Securities Trust,
                                                                                  Inc. and PIMCO Variable Insurance Trust.
                                                                                  Formerly, Project Lead, PIMCO.

-------------------
     *Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust
(as that term is defined in the 1940 Act) because of his affiliations with
PIMCO.

     +Trustees can be reached by mail addressed to their attention at PIMCO at
840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Compensation Table

     The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended March 31, 2001.

                                                       Aggregate                  Total Compensation from Trust and
                                                     Compensation                       Fund Complex Paid to
           Name and Position                         from Trust/1/                          Trustees/2/
           -----------------                         -------------                          -----------
Guilford C. Babcock                                     $60,750                                $60,750
Trustee

E. Philip Cannon                                        $66,961/3/                            $137,311/4/
Trustee

Vern O. Curtis                                          $63,278                                $63,639
Trustee

J. Michael Hagan                                        $60,750                                $60,750

                                      -39-

                                                       Aggregate                  Total Compensation from Trust and
                                                     Compensation                       Fund Complex Paid to
           Name and Position                         from Trust/1/                          Trustees/2/
           -----------------                         -------------                          -----------
Trustee

Thomas P. Kemp                                          $60,750                                $60,750
Trustee

William J. Popejoy                                      $60,750                                $60,750
Trustee

/1/  Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $45,000 plus $3,000 for each Board of
     Trustees meeting attended. Effective January 1, 2001, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $60,000 plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a
     Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $1,500. For the fiscal year ended
     March 31, 2001, the unaffiliated Trustees as a group received compensation in the amount of $278,079.

/2/  Each Trustee also serves as a Director of PIMCO Commercial Mortgage
     Securities Trust, Inc., a registered closed-end management investment company, and as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company. For their services to PIMCO
     Commercial Mortgage Securities Trust, Inc., the Directors listed above received an annual retainer of $6,000 plus $1,000 for each Board of
     Directors meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a
     Director serving as a Committee Chair, other than those affiliated with
     PIMCO or its affiliates, receives an additional annual retainer of $500.
     For the fiscal year ended December 31, 2000, the unaffiliated Directors as a group received compensation in the amount of $48,852.

     The Trustees listed above, for their services as Trustees of PIMCO Variable
     Insurance Trust, receive an annual retainer of $4,000 plus $1,500 for each
     Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $500. For the fiscal year ended December 31, 2000, the unaffiliated Trustees as a group received compensation in the amount of
     $48,852.

/3/  The Trust, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO
     Variable Insurance Trust have adopted a deferred compensation plan. For fiscal year ended December 31, 2000, Mr. Cannon elected to have $5,500 and
     $5,000 in compensation deferred from the PIMCO Commercial Mortgage
     Securities Trust, Inc. and PIMCO Variable Insurance Trust, respectively.
     For fiscal year ended March 31, 2001, Mr. Cannon elected to have $46,500 in compensation from the Trust deferred.

/4/  Mr. Cannon also serves as a Trustee of PIMCO Funds: Multi-Manager Series which has adopted a deferred compensation plan. For the fiscal year ended
     December 31, 2000, Mr. Cannon elected to have $61,000 in compensation from that Trust deferred.

Investment Adviser

     Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, serves as investment adviser to the Funds pursuant to an investment advisory contract ("Advisory Contract") between PIMCO and the Trust.
PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P.
("ADAM of America"). ADAM of America was organized as a limited partnership under Delaware law in 1987. ADAM of America's sole general partner is Allianz
PacLife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC is a wholly-owned subsidiary of Allianz Dresdner
Asset Management of America LLC which is a wholly-owned subsidiary of Allianz

                                      -40-

of America, Inc., which is wholly owned by Allianz AG. Pacific Asset Management
LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company.

     PIMCO has engaged Research Affiliates, LLC ("Research Affiliates"), a
California limited liability company, to serve as asset allocation adviser to the All Asset Fund pursuant to an asset allocation agreement ("Asset Allocation
Agreement"). Research Affiliates was organized in March 2002 and is located at
1325 Lombardy, Pasadena, CA 91101.

     PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach,
California 92660. PIMCO had approximately $253.8 billion of assets under management as of March 31, 2002.

     Allianz AG is a European based insurance and financial services holding company and a publicly traded German company. As of December 31, 2001, the
Allianz Group (including PIMCO) had assets under management of more than $1.02 trillion.

     Significant institutional shareholders of Allianz AG currently include
Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re") and Bayerische
Hypo-und Vereinsbank AG ("HypoVereinsbank"). Allianz has significant holdings in
BASF AG, Bayer AG, Daimler Chrysler and Schering AG. These entities as well as certain broker-dealers that might be controlled by or affiliated with Allianz AG or these entities (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Absent an SEC exemption or other relief, the
Funds generally are precluded from effecting principal transactions with the
Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above materially adversely affect its ability to provide services to the Funds, the
Funds' ability to take advantage of market opportunities, or the Funds' overall performance.

Advisory Agreement

     PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust's investments directly with the issuers or with brokers or dealers selected by it in its discretion. See "Portfolio
Transactions." PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

     Under the terms of the Advisory Contract, PIMCO is obligated to manage the
Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the
Advisory Contract. PIMCO is free to, and does, render investment advisory services to others. The current Advisory Contract, dated May 5, 2000, as supplemented from time to time, was last approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory
Contract or interested persons of such parties ("Independent Trustees"), at a meeting held on August 21, 2001.

     The Advisory Contract will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii)
by a majority of the Independent Trustees. The Advisory Contract may be
terminated without penalty by vote of the Trustees or the shareholders of the
Trust, or by PIMCO, on 60 days' written notice by either party to the contract and will terminate automatically if assigned.

     PIMCO is responsible for determining how the assets of the Strategic
Balanced Fund are allocated and reallocated from time to time between the
Underlying Funds. The Fund does not pay any fees to PIMCO in return for these services under the Advisory Agreement. The Fund does, however, indirectly pay a proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which the Fund invests.

     PIMCO employs Research Affiliates to provide asset allocation services to the All Asset Fund pursuant to an Asset Allocation Agreement. Under the Asset
Allocation Agreement, Research Affiliates is responsible for the management of the Fund and determining how the assets of the Fund are allocated and reallocated from time to time

                                      -41-

among the Underlying Funds. For services provided to the All Asset Fund, PIMCO
(not the Trust) pays a fee to Research Affiliates at an annual rate of 0.15% of the average daily net assets of the Fund. The Fund also indirectly pays a proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which the Fund invests. Research Affiliates is not compensated directly by the All Asset Fund.

     Under the terms of the Asset Allocation Agreement, Research Affiliates is
obligated to manage the All Asset Fund in accordance with applicable laws and regulations. The Asset Allocation Agreement will continue in effect with respect to the All Asset Fund for two years from its effective date, and thereafter on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Asset
Allocation Agreement may be terminated without penalty by vote of the Trustees or its shareholders, or by PIMCO, on 60 days' written notice by either party to the contract and will terminate automatically if assigned. If Research
Affiliates ceases to manage the portfolio of the Fund, PIMCO will either assume full responsibility for the management of the Fund, or retain a new asset allocation adviser, subject to the approval of the Trustees and, if required, the Fund's shareholders.

     PIMCO receives a monthly investment advisory fee from each Fund at an annual rate based on average daily net assets of the Funds as follows:

                                                                       Advisory
Fund                                                                   Fee Rate
----                                                                   --------
Liquid Assets Fund                                                      0.10%

Money Market Fund                                                       0.15%

All Asset and Short Duration Municipal Income Funds                     0.20%

Commercial Mortgage Securities, Convertible, StocksPLUS
     and StocksPLUS Short Strategy Funds                                0.40%

Emerging Markets Bond Fund                                              0.45%

Real Return Asset and European Convertible Fund                         0.50%

CommodityRealReturn Strategy and StocksPLUS Total Return Funds          0.49%

All other Funds                                                         0.25%

     For the fiscal years ended March 31, 2001, 2000 and 1999, the aggregate amount of the advisory fees paid by each operational Fund was as follows:

                                         Year Ended    Year Ended    Year Ended
Fund                                       3/31/01       3/31/00       3/31/99
----                                       -------       -------       -------

Money Market Fund                       $   595,731   $   754,997   $   364,480
Short-Term Fund                           1,707,119     1,610,960     1,163,042
Low Duration Fund                        10,648,205    10,480,477     8,636,635
Low Duration Fund II                      1,517,422     1,154,518     1,060,930
Low Duration Fund III                        99,814        69,310        61,917
GNMA                                         20,257        10,454         9,728
Moderate Duration Fund                    1,179,075       859,866       685,876
Real Return Fund                          1,358,282       286,410        37,011
Total Return Fund                        89,506,328    72,341,826    55,229,968
Total Return Fund II                      3,840,097     2,997,701     2,107,392
Total Return Fund III                     1,970,439     1,435,291     1,045,573
Total Return Mortgage Fund                   41,637        10,026         9,766
High Yield Fund                           7,084,431     8,796,696     6,323,956
Investment Grade Corporate Bond Fund         12,277           N/A           N/A
Long-Term U.S. Government Fund            1,026,205       863,294       419,981

                                       -42-

Short Duration Municipal Income Fund         26,241        12,387           N/A
Municipal Bond Fund                         153,408       140,711       107,083
California Intermediate Municipal           235,549         6,312           N/A
 Bond Fund
California Municipal Bond Fund               23,189           N/A           N/A
New York Municipal Bond Fund                  8,227         4,402           N/A
Global Bond Fund                            731,816       682,166       666,901
Global Bond Fund II                         191,774       143,465       106,821
Foreign Bond Fund                         1,477,689     1,455,350     1,325,590
Emerging Markets Bond Fund                  211,416        86,725        19,121
European Convertible Fund                     8,367           N/A           N/A
Strategic Balanced Fund                     217,176       526,900       201,742
Convertible Fund                            592,451       266,262           N/A
StocksPLUS Fund                           5,319,379     5,710,564     3,432,600

Fund Administrator

     PIMCO also serves as Administrator to the Funds pursuant to an administration agreement (the "Administration Agreement") with the Trust. PIMCO provides the Funds with certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other
Fund service providers. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between PIMCO and such affiliates. The administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2)
regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the
Funds, including coordination of the services performed by the Funds' transfer agent, custodian, legal counsel, independent accountants, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. PIMCO has contractually agreed to provide these services, and to bear these expenses, at the following rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to its classes of shares on an annual basis):

                                                                          Administrative Fee Rate
                                                                          -----------------------
                                                        Institutional and     Class A, B                      Class-
Fund                                                  Administrative Class       and C        Class D*       J and K
----                                                  --------------------       -----        -------        -------
All Asset Fund                                                0.05%              0.40%          0.40%          N/A
Liquid Assets Fund                                            0.05%               N/A            N/A           N/A
Money Market Fund                                             0.20%              0.35%          0.45%         0.25%
Short-Term Fund                                               0.20%              0.35%          0.50%         0.25%
Low Duration and Total Return Funds                           0.18%              0.40%          0.50%         0.25%
Moderate Duration Fund                                        0.20%              0.40%          0.65%         0.25%
Short Duration Municipal Income Fund                          0.19%              0.35%          0.60%         0.25%
Municipal Bond Fund                                           0.24%              0.35%          0.60%         0.25%
California Intermediate Municipal Bond, California            0.22%              0.35%          0.60%         0.25%
Municipal Bond and New York Municipal Bond Funds
Global Bond and Global Bond II Funds                          0.30%              0.45%          0.70%         0.30%
Foreign Bond Fund                                             0.25%              0.45%          0.70%         0.25%
Emerging Markets Bond Fund                                    0.40%              0.55%          0.80%         0.30%
Strategic Balanced Fund                                       0.05%              0.40%          0.65%         0.25%
GNMA Fund                                                     0.25%              0.50%          0.75%         0.25%
Real Return Fund                                              0.20%              0.40%          0.65%         0.25%

                                       -43-

Real Return Fund II                                           0.20%              0.40%          0.65%          N/A
Real Return Asset Fund                                        0.25%              0.40%          0.65%          N/A
CommodityRealReturn Strategy Fund                             0.25%              0.45%          0.45%          N/A
StocksPLUS Total Return Fund                                  0.25%              0.40%          0.40%          N/A
All other Funds                                               0.25%              0.40%          0.65%         0.25%
----------------
*    As described below, the Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class
     D Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

     Class-specific expenses include distribution and service fees payable with respect to different classes of shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's
Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the
1940 Act and subject to review and approval by the Trustees.

     The Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Fund, or
Class as applicable, at any time on 60 days' written notice. Following the expiration of the one-year period commencing with the effectiveness of the
Administration Agreement, it may be terminated by PIMCO, also on 60 days'
written notice.

     The All Asset and Strategic Balanced Funds indirectly pay a proportionate share of the administrative fees paid to PIMCO by the Underlying Funds in which each Fund invests.

     The Administration Agreement is subject to annual approval by the Board, including a majority of the Trust's Independent Trustees (as that term is defined in the 1940 Act). The current Administration Agreement, dated May 5,
2000, as supplemented from time to time, was last approved by the Board of
Trustees, including all of the Independent Trustees at a meeting held on August
21, 2001. In approving the Administration Agreement, the Trustees determined that: (1) the Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     For the fiscal years ended March 31, 2001, 2000 and 1999, the aggregate amount of the administrative fees paid by each operational Fund was as follows:

                                             Year Ended   Year Ended  Year Ended
Fund                                           3/31/01      3/31/00     3/31/99
----                                           -------      -------     -------
Money Market Fund                            $1,055,918   $1,325,685   $ 731,013
Short-Term Fund                               1,529,935    1,445,630   1,024,794
Low Duration Fund                             8,636,136    8,469,311   6,841,437
Low Duration Fund II                          1,513,253    1,154,518   1,060,930
Low Duration Fund III                            99,853       69,259      61,917

                                       -44-

                                             Year Ended   Year Ended  Year Ended
Fund                                           3/31/01      3/31/00     3/31/99
----                                           -------      -------     -------
GNMA                                             20,262       10,454       9,728
Moderate Duration Fund                          943,260      687,893     548,701
Real Return Fund                              1,559,146      333,697      48,397
Total Return Fund                            73,048,093   58,764,667  43,425,035
Total Return Fund II                          3,839,588    2,997,701   2,107,391
Total Return Fund III                         1,970,778    1,435,291   1,045,572
Total Return Mortgage Fund                       43,807       10,179       9,937
High Yield Fund                               8,316,046   10,201,282   7,243,110
Long-Term U.S. Government Fund                1,199,085    1,007,625     508,159
Investment Grade Corporate Bond Fund             12,277          N/A         N/A
Short Duration Municipal Income Fund             24,945       11,770         N/A
Municipal Bond Fund                             196,287      189,404     145,118
California Intermediate Municipal Bond Fund     257,061        6,412         N/A
California Municipal Bond Fund                   22,381          N/A         N/A
New York Municipal Bond Fund                      7,942        4,234         N/A
Global Bond Fund                                878,179      818,605     800,281
Global Bond Fund II                             247,485      192,384     151,390
Foreign Bond Fund                             1,757,855    1,668,942   1,454,801
Emerging Markets Bond Fund                      191,697       79,064      18,034
European Convertible Fund                         4,154          N/A         N/A
Strategic Balanced Fund                         223,761      353,282     126,263
Convertible Fund                                405,525      172,987         N/A
StocksPLUS Fund                               4,439,129    4,783,693   2,757,948

     Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of 0.35%
of a Fund's average daily net assets attributable to Class D shares purchase through such firms). The Administration Agreement includes a plan specific to
Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to 0.25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services. See
"Distribution of Trust Shares - Plan for Class D Shares."

                          DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

     PIMCO Funds Distributors LLC (the "Distributor") serves as the principal underwriter of each class of the Trust's shares pursuant to a distribution contract ("Distribution Contract") with the Trust which is subject to annual approval by the Board. The Distributor is an indirect subsidiary of PIMCO
Advisors. The Distributor, located at 2187 Atlantic Street, Stamford,
Connecticut 06902, is a broker-dealer registered with the Securities and
Exchange Commission. The Distribution Contract is terminable with respect to a
Fund or class without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

     The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the Distribution
Contract, the Administration Agreement or the Distribution and/or Servicing
Plans described below; and (ii) by the vote of a majority of the entire Board of
Trustees cast in person at a meeting called for that purpose. If the
Distribution Contract is terminated (or not renewed) with respect

                                       -45-

to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trust offers eight classes of shares: Class A, Class B, Class C, Class
D, Class J, Class K, the Institutional Class and the Administrative Class.

     Class A, Class B and Class C shares of the Trust are offered through firms
("participating brokers") which are members of the National Association of
Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the
Distributor, or which have agreed to act as introducing brokers for the
Distributor ("introducing brokers").

     Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisors, with which the
Distributor has an agreement for the use of PIMCO Funds: Pacific Investment
Management Series in particular investment products, programs or accounts for which a fee may be charged.

     Class J and Class K shares are offered only to non-U.S. investors outside the United States. Class J and Class K shares are offered through foreign broker dealers, banks and other financial institutions and are offered to non-U.S.
investors as well as through various non-U.S. investment products, programs or accounts for which a fee may be charged by investment intermediaries in addition to those described in the Prospectus and SAI.

     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.
(Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customer's investment in the Funds.) Administrative Class shares are offered primarily through employee benefit plans alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

     The Trust has adopted an Amended and Restated Multi-Class Plan
("Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. Under the
Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charge and Contingent Deferred Sales Charge

     As described in the Class A, B and C Prospectus under the caption
"Investment Options (Class A, B and C Shares)," Class A shares of the Trust
(except with respect to the Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. For the fiscal years ended March 31, 2001, March 31, 2000 and March 31,
1999, the Distributor received an aggregate of $6,167,114, $4,625,293 and
$6,227,864, respectively, and retained $949,986, $618,123 and $750,751, respectively, in initial sales charges paid by Class A shareholders of the
Trust.

                                       -46-

     As described in the Class A, B and C Prospectus under the caption
"Investment Options (Class A, B and C Shares)," a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Institutional Class or Administrative Class shares.
Because contingent deferred sales charges are calculated on a fund-by-fund basis, shareholders should consider whether to exchange shares of one fund for shares of another fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemptions.

     During the fiscal years ended March 31, 2001, March 31, 2000 and March 31,
1999, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:

                         Year Ended      Year Ended        Year Ended
                            3/31/01         3/31/00           3/31/99
                            -------         -------           -------

     Class A             $1,295,898       $ 337,940          $ 37,142

     Class B              5,221,113       5,822,553         1,653,443

     Class C                508,383       1,077,578           543,223

     In certain cases described in the Class A, B and C Prospectus, the contingent deferred sales charge is waived on redemptions of Class A, Class B or
Class C shares for certain classes of individuals or entities on account of (i)
the fact that the Trust's sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived, (ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

Distribution and Servicing Plans for Class A, Class B and Class C Shares

     As stated in the text of the Class A, B and C Prospectus under the caption
"Management of the Trust--Distribution and Servicing (12b-1) Plans," Class A,
Class B and Class C shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

     Pursuant to separate Distribution and Servicing Plans for Class A, Class B
and Class C shares (the "Retail Plans"), as described in the Class A, B and C
Prospectus, in connection with the distribution of Class B and Class C shares of the Trust, the Distributor receives certain distribution fees from the Trust, and in connection with personal services rendered to Class A, Class B and Class
C shareholders of the Trust and the maintenance of shareholder accounts, the
Distributor receives certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and
Class C shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Class A, B and C Prospectus, the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of
Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class
A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C

                                       -47-

shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the
Trust, with respect to each Fund's Class A, Class B and Class C shares, the
Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

     The Retail Plans were adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as "compensation" plans. This means that, although the
Trustees of the Trust are expected to take into account the expenses of the
Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

     The distribution fee applicable to Class B and Class C shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B or Class C shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B or Class C shares, printing of prospectuses and reports for other than existing Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders'
needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

     Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds'
shares of the same class. In reporting its expenses to the Trustees, the
Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

                                        Servicing         Distribution
Class A                                 Fee(1)            Fee(1)
---------------------------------------------------------------------------
Money Market Fund                       0.10%             N/A
---------------------------------------------------------------------------
All other Funds                         0.25%             None

Class B(2)
---------------------------------------------------------------------------
All Funds                               0.25%             None
---------------------------------------------------------------------------

                                       -48-

Class C - Shares purchased on or after 7/1/91(3)
---------------------------------------------------------------------------
Money Market Fund                       0.10%             0.00%
---------------------------------------------------------------------------
Short-Term and Short Duration           0.25%             0.25%
Municipal Income Funds
---------------------------------------------------------------------------
Low Duration, Real Return, Municipal    0.25%             0.45%
Bond, California Intermediate
Municipal Bond, California Municipal
Bond, New York Municipal Bond and
StocksPLUS Funds
---------------------------------------------------------------------------
All other Funds                         0.25%             0.65%
---------------------------------------------------------------------------

Class C - Shares purchased before 7/1/91
---------------------------------------------------------------------------
Money Market Fund                       0.10%             0.00%
---------------------------------------------------------------------------
All other Funds                         0.25%             None

(1)  Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.
(2)  Payable only with respect to shares outstanding for one year or more.
(3)  Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

     The Distributor may from time to time pay additional cash bonuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B and Class C shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. The
Distributor currently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale. Pacific Investment Management (in its capacity as administrator) may also pay participating brokers and other intermediaries for sub-transfer agency and other services.

     If in any year the Distributor's expenses incurred in connection with the distribution of Class B and Class C shares and, for Class A, Class B and Class C shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the
Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses.
The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

     Each Retail Plan may be terminated with respect to any Fund to which the
Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution
Contract ("Disinterested Trustees") or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail
Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

                                       -49-

     The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the
Disinterested Trustees and (ii) by the vote of a majority of the entire Board of
Trustees cast in person at a meeting called for that purpose.

     The Retail Plans went into effect for the Trust in January 1997. If a
Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Retail Plans will provide benefits to the
Trust. The Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes.
Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to
Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B and Class C shares of the Funds, and in connection with the servicing of Class B and Class C shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the
Funds to continue payments of distribution and servicing fees in the future with respect to Class B and Class C shares.

Payments Pursuant to Class A Plan

     For the fiscal years ended March 31, 2001, March 31, 2000 and March 31,
1999, the Trust paid the Distributor an aggregate of $8,055,920, $6,082,941 and
$3,158,937, respectively, pursuant to the Distribution and Servicing Plan for
Class A shares, of which the indicated amounts were attributable to the following Funds:

                                     Year Ended     Year Ended       Year Ended
Fund                                   3/31/01         3/31/00         3/31/99
----                                   -------         -------         -------
Money Market Fund                    $   63,732      $  109,208      $   79,137
Short-Term Fund                         204,603         209,633         123,595
Low Duration Fund                       620,464         566,330         382,868
Real Return Fund                        103,952          25,380           6,053
Total Return Fund                     5,783,098       4,053,760       1,980,636
Total Return Mortgage Fund                  576             N/A             N/A
High Yield Fund                         491,894         471,207         234,956
Long-Term U.S. Government Fund          131,419          81,888          39,481
Global Bond Fund II                       5,559           6,937          12,179
Foreign Bond Fund                       167,687         107,878          52,053
Emerging Markets Bond Fund                1,331             587             498
Municipal Bond Fund                      19,443          22,682          14,101
California Intermediate Municipal        68,463             795             N/A
   Bond Fund
California Municipal Bond Fund              252             N/A             N/A
New York Municipal Bond Fund                 51              12             N/A
Strategic Balanced Fund                  10,098           6,235             N/A
European Convertible Fund                     9             N/A             N/A
Convertible Fund                         15,351           3,505             N/A
StocksPLUS Fund                         367,939         416,904         233,380

     During the fiscal year ended March 31, 2001, the amounts collected pursuant to the Distribution and Servicing Plan for Class A shares were used as follows:
sales commissions and other compensation to sales personnel, $6,122,499;
preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and

                                       -50-

operations), $1,933,421. These totals, if allocated among (i) compensation and
(ii) sales materials and other expenses for each Fund, were as follows:

                                                      Sales Material
                                                         and Other
Fund                                   Compensation      Expenses          Total
----                                   ------------      --------          -----
Money Market Fund                        $   98,823    $   29,628     $  123,451
Short-Term Fund                             125,293        39,566        164,859
Low Duration Fund                           404,241       127,655        531,897
Real Return Fund                            140,650        44,416        185,066
Total Return Fund                         4,482,103     1,415,401      5,897,504
Total Return Mortgage Fund                    1,137           359          1,496
GNMA                                             16             5             21
High Yield Fund                             386,792       122,145        508,937
Long-Term U.S. Government Fund              117,740        37,181        154,921
Global Bond Fund II                           4,032         1,273          5,306
Foreign Bond Fund                           124,820        39,417        164,237
Emerging Markets Bond Fund                    1,685           532          2,217
European Convertible Fund                        15             5             20
Municipal Bond Fund                          16,463         5,199         21,662
California Municipal Fund                     1,044           330          1,374
California Intermediate Municipal            42,934        13,558         56,492
   Bond Fund
New York Municipal Bond Fund                    276            87            363
Strategic Balanced Fund                       5,421         1,712          7,133
Convertible Fund                              9,521         3,007         12,528
StocksPLUS Fund                             164,492        51,945        216,437

Payments Pursuant to Class B Plan

     For the fiscal years ended March 31, 2001, March 31, 2000 and March 31,
1999, the Trust paid the Distributor an aggregate of $15,793,100, $14,835,909 and $8,169,978, respectively, pursuant to the Distribution and Servicing Plan for Class B shares, of which the indicated amounts were attributable to the following Funds:

                                         Year Ended    Year Ended     Year Ended
Fund                                      3/31/01       3/31/00        3/31/99
----                                      -------       -------        -------
Money Market Fund                      $  239,885    $  182,595     $   86,809
Short-Term Fund                            66,389        47,772         21,254
Low Duration Fund                         766,462       720,752        433,206
Real Return Fund                          250,760        77,808         28,545
Total Return Fund                       7,368,323     6,386,543      3,372,168
Total Return Mortgage Fund                  1,667           N/A            N/A
High Yield Fund                         2,952,887     3,180,767      2,065,488
Long-Term U.S. Government Fund            385,053       375,143        229,521
Global Bond Fund II                        45,017        49,328         11,000
Foreign Bond Fund                         258,249       236,078        164,040
Emerging Markets Bond Fund                 12,778         8,171          2,953
Municipal Bond Fund                        58,902        58,146         10,000
Strategic Balanced Fund                   102,592        65,297            N/A
Convertible Fund                           48,249         6,285            N/A
StocksPLUS Fund                         3,235,886     3,441,224      1,679,748

                                       -51-

     During the fiscal year ended March 31, 2001, the amounts collected pursuant to the Distribution and Servicing Plan for Class B shares were used as follows:
sales commissions and other compensation to sales personnel, $12,002,756;
preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $3,790,344.
These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                      Sales Material
                                                         and Other
Fund                                   Compensation      Expenses          Total
----                                   ------------      --------          -----
Money Market Fund                        $  248,862    $   78,588     $  327,449
Short-Term Fund                              46,058        14,545         60,602
Low Duration Fund                           578,888       182,807        761,695
Real Return Fund                            351,054       110,859        461,913
Total Return Fund                         6,337,208     2,001,223      8,338,431
Total Return Mortgage Fund                    5,312         1,678          6,990
High Yield Fund                           2,128,017       672,005      2,800,023
Long-Term U.S. Government Fund              353,651       111,679        465,331
Global Bond Fund II                          34,181        10,794         44,975
Foreign Bond Fund                           187,026        59,061        246,086
Emerging Markets Bond Fund                   10,545         3,330         13,876
Municipal Bond Fund                          55,181        17,426         72,607
Strategic Balanced Fund                      55,397        17,494         72,890
Convertible Fund                             37,175        11,739         48,914
StocksPLUS Fund                           1,574,202       497,116      2,071,318

Payments Pursuant to Class C Plan

     For the fiscal years ended March 31, 2001, March 31, 2000 and March 31,
1999, the Trust paid the Distributor an aggregate of $15,860,701, 15,752,921 and
$11,016,443, respectively, pursuant to the Distribution and Servicing Plan for
Class C shares, of which the indicated amounts were attributable to the following Funds:

                                         Year Ended    Year Ended     Year Ended
Fund                                      3/31/01       3/31/00        3/31/99
----                                      -------       -------        -------
Money Market Fund                        $   87,507    $   85,213     $   75,541
Short-Term Fund                             105,798        96,622         61,224
Low Duration Fund                           834,108       886,691        645,396
Real Return Fund                            271,991        63,886         16,396
Total Return Fund                         8,139,338     7,576,924      5,309,578
Total Return Mortgage Fund                    5,566           N/A            N/A
High Yield Fund                           3,316,077     3,820,412      3,098,891
Long-Term U.S. Government Fund              248,741       259,510        200,406
Global Bond Fund II                          48,452        57,768         49,000
Foreign Bond Fund                           312,825       302,947        237,914
Emerging Markets Bond Fund                    5,161         2,646          1,972
Municipal Bond Fund                         212,868       250,017         10,000
Strategic Balanced Fund                     128,151        67,806            N/A
Convertible Fund                            125,211        23,512            N/A
StocksPLUS Fund                           2,018,908     2,258,967      1,097,998

                                       -52-

     During the fiscal year ended March 31, 2001, the amounts collected pursuant to the Distribution and Servicing Plan for Class C shares were used as follows:
sales commissions and other compensation to sales personnel, $12,054,133;
preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $3,806,568.

     These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                   Sales Material
                                                      and Other
Fund                              Compensation        Expenses         Total
----                              ------------       ----------      ---------
Money Market Fund                 $  618,230        $  195,230      $  813,460
Short-Term Fund                      130,648            41,257         171,906
Low Duration Fund                    665,274           210,087         875,361
Real Return Fund                     453,406           143,181         596,586
Total Return Fund                  6,165,454         1,946,985       8,112,439
Total Return Mortgage                 10,628             3,356          13,984
High Yield Fund                    2,085,661           658,630       2,744,291
Long-Term U.S. Government Fund       201,116            63,510         264,627
Global Bond Fund II                   29,173             9,213          38,386
Foreign Bond Fund                    197,576            62,392         259,968
Emerging Markets Bond Fund             4,431             1,399           5,830
Municipal Bond Fund                  171,192            54,061         225,252
Strategic Balanced Fund               78,663            24,841         103,504
Convertible Fund                      75,123            23,723          98,847
StocksPLUS Fund                    1,167,558           368,702       1,536,260

     From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds, and in connection with the servicing of Class A, Class B and Class C shareholders of the Funds and the maintenance of Class A, Class B and Class C shareholder accounts, may exceed the distribution and/or servicing fees collected by the
Distributor. Class A, Class B and Class C Distribution and Servicing Plans,
which are similar to the Trust's current Plans, were in effect prior to January
17, 1997 in respect of the series of PAF that was the predecessor of the Global
Bond Fund II. As of March 31, 2001, such expenses were approximately $31,692,000 in excess of payments under the Class A Plan, $54,370,000 in excess of payments under the Class B Plan and $3,948,000 in excess of payments under the Class C
Plan.

     The allocation of such excess (on a pro rata basis) among the Funds listed below as of March 31, 2001 was as follows:

Fund                                 Class A           Class B        Class C
----                                 -------           -------        -------
Money Market Fund                 $   485,658       $ 1,127,291     $  202,484
Short-Term Fund                       648,555           208,633         42,790
Low Duration Fund                   2,092,482         2,622,243        217,892
Real Return Fund                      728,050         1,590,201        148,501
Total Return Fund                  23,200,789        28,706,238      2,019,325
High Yield Fund                     2,002,158         9,639,478        683,101
Long-Term U.S. Government Fund        609,461         1,601,967         65,870
GNMA Fund                                  80               N/A            N/A
Global Bond Fund II                    20,873           154,832          9,555
Foreign Bond Fund                     646,110           847,187         64,711
Emerging Markets Bond Fund              8,721            47,769          1,451
European Convertible Fund                  77               N/A            N/A
Municipal Bond Fund                    85,218           249,960         56,069

                                       -53-

Fund                                  Class A          Class B       Class C
----                                  -------          -------       -------
California Municipal Fund               5,407              N/A           N/A
California Intermediate Municipal     222,239              N/A           N/A
   Bond Fund
New York Municipal Bond Fund            1,427              N/A           N/A
Strategic Balanced Fund                28,060          250,936        25,764
Convertible Fund                       49,286          168,394        24,605
StocksPLUS Fund                       851,465        7,130,809       382,401

     The allocation of such excess (on a pro rata basis) among the Funds, calculated as a percentage of net assets of each Fund listed below as of March
31, 2001 was as follows:

Fund                                   Class A        Class B       Class C
----                                   -------        -------       -------
Money Market Fund                       0.77%          2.96%         0.18%
Short-Term Fund                         0.77           2.96          0.18
Low Duration Fund                       0.77           2.96          0.18
Total Return Fund                       0.77           2.96          0.18
Real Return Fund                        0.77           2.96          0.18
High Yield Fund                         0.77           2.96          0.18
Long-Term U.S. Government Fund          0.77           2.96          0.18
GNMA Fund                               0.77            N/A           N/A
European Convertible Fund               0.77            N/A           N/A
Global Bond Fund II                     0.77           2.96          0.18
Foreign Bond Fund                       0.77           2.96          0.18
Emerging Markets Bond Fund              0.77           2.96          0.18
Municipal Bond Fund                     0.77           2.96          0.18
California Municipal Fund               0.77            N/A           N/A
California Intermediate Municipal       0.77            N/A           N/A
   Bond Fund
New York Municipal Bond Fund            0.77            N/A           N/A
Strategic Balanced Fund                 0.77           2.96          0.18
Convertible Fund                        0.77           2.96          0.18
StocksPLUS Fund                         0.77           2.96          0.18

Distribution and Administrative Services Plans for Administrative Class Shares

     The Trust has adopted an Administrative Services Plan and an Administrative
Distribution Plan (together, the "Administrative Plans") with respect to the
Administrative Class shares of each Fund.

     Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative
Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of
Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund;
receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

     Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting;
providing and

                                       -54-

maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans;
communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

     The same entity may be the recipient of fees under both the Administrative
Class Distribution Plan and the Administrative Services Plan, but may not
receive fees under both plans with respect to the same assets. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers,
Inc. Each Plan has been adopted in accordance with the requirements of Rule
12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Administrative Distribution Plan.

     Each Administrative Plan provides that it may not be amended to materially increase the costs which Administrative Class shareholders may bear under the
Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not "interested persons" of the Trust
(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan
Trustees"), cast in person at a meeting called for the purpose of voting on the
Plan and any related amendments.

     Each Administrative Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii)
the disinterested Trustees defined above. The Administrative Class Distribution
Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.

     Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Trustees defined above. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the
Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Each Administrative Plan is a "reimbursement plan," which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more that 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Plan requires that Administrative Class shares incur no interest or carrying charges.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as
"service fees" and therefore will not be limited by NASD rules.

     Institutional and Administrative Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents")
that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

                                       -55-

Payments Pursuant to the Administrative Plans

     For the fiscal years ended March 31, 2001, March 31, 2000 and March 31,
1999, the Trust paid qualified service providers an aggregate amount of
$11,849,697, $8,385,679 and $3,691,083, respectively, pursuant to the
Administrative Services Plan and the Administrative Distribution Plan. Such
payments were allocated among the Funds listed below as follows:

                                    Year Ended     Year Ended      Year Ended
Fund                                  3/31/01       3/31/00         3/31/99
----                               -----------     ----------      ----------
Money Market Fund                     $21,069        $22,491         $10,213
Short-Term Fund                        16,697         15,160          16,719
Low Duration Fund                     345,320        307,872         297,918
Low Duration Fund II                       92            528          28,257
Low Duration Fund III                      26             50               0
Real Return Fund                       41,269            N/A             N/A
Total Return Fund                   9,917,611      6,890,843       2,826,235
Total Return Fund II                  156,989        125,952         135,827
Total Return Fund III                  26,382          8,755           3,586
High Yield Fund                     1,054,052        772,780         336,744
Long-Term U.S. Government Fund        116,546         98,704          15,870
Municipal Bond Fund                    10,305          6,275             447
California Intermediate Municipal       3,614             14               0
   Bond Fund
Global Bond Fund                        5,633          7,261           2,995
Foreign Bond Fund                      18,800         10,669           3,134
Emerging Markets Bond Fund             25,087         22,231             135
Convertible Fund                          629            N/A             N/A
Strategic Balanced Fund                 1,495            852               0
StocksPLUS Fund                        88,080         95,242          13,003

     The remaining Funds did not make payments under either Administrative Plan.

Plan for Class D Shares

     As described under "Management of the Trust- Fund Administrator," the
Funds' Administration Agreement includes a plan (the "Class D Plan") adopted pursuant to Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisors ("Service Organizations"))
some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations ("Special Class D Services"): (i)
facilities for placing orders directly for the purchase of a Fund's shares and tendering a Fund's Class D shares for redemption; (ii) advertising with respect to a Fund's Class D shares; (iii) providing information about the Funds; (iv)
providing facilities to answer questions from prospective investors about the
Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders;
(vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and

                                       -56-

processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans;
communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders;
performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the
1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

     The Administrator has entered into an agreement with the Distributor under which the distributor is compensated for providing or procuring certain of the
Class D Services at the rate of 0.25% per annum of all assets attributable to
Class D shares sold through the Distributor.

     The Trust and the Administrator understand that some or all of the Special
Class D Services pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares.
The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the
Administrator's and the Distributor's expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of
0.25% per annum of the average daily net assets of such Fund attributable to
Class D shares.

     In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those
Trustees ("disinterested Class D Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by a vote of a majority of both (i) the Trustees of the Trust and (ii)
the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding
Class D shares and it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested
Class D Plan Trustees.

     With respect to the Class D Plan, the Administration Agreement requires the
Administrator to present reports as to out-of-pocket expenditures and internal expenses allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as "service fees" and therefore will not be limited by NASD rules.

Payments Pursuant to Class D Plan

     For the fiscal year ended March 31, 2001, March 31, 2000 and March 31,
1999, the Trust paid $612,076, $263,567 and $48,375, respectively, pursuant to the Class D Plan, of which the indicated amounts were attributable to the following operational Funds:

                                       -57-

                                      Year Ended    Year Ended      Year Ended
Fund                                    3/31/01      3/31/00         3/31/99
----                                    -------      -------         -------
Short-Term Fund                        $ 13,325      $  8,920        $ 1,589
Low Duration Fund                        36,164        22,629          5,733
Real Return Fund                         77,474        12,683            323
Total Return Fund                       366,874       139,747         23,268
Total Return Mortgage Fund                1,233           255            283
High Yield Fund                          66,440        46,520          5,873
Foreign Bond Fund                        39,752        24,358          8,973
Emerging Markets Bond Fund                   26           N/A            N/A
Convertible Fund                             23           N/A            N/A
Short Duration Muni Income Fund              25             4            N/A
Municipal Bond Fund                       2,082         1,175            402
California Intermediate Municipal
 Bond Fund                                  124             4            N/A
California Municipal Bond Fund               17           N/A            N/A
New York Municipal Bond Fund                 49             4            N/A
Strategic Balanced Fund                     768           439            291
StocksPLUS Fund                           7,701         6,829          1,640

Distribution and Servicing Plan for Class J and Class K Shares

     Class J and Class K each has a separate distribution and servicing plan
(the "Class J-K Plans"). Distribution fees paid pursuant to the Class J-K Plans may only be paid in connection with services provided with respect to Class J and Class K shares.

     As stated in the Prospectus relating to Class J and Class K shares under the caption "Service and Distribution Fees," the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     Each Class J-K Plan may be terminated with respect to any Fund to which the
Class J-K Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the
Distribution Contract ("Disinterested Trustees") or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Pursuant to
Rule 12b-1, any change in either Class J-K Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Class J-K Plan may be amended by vote of the
Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Class J-K Plans are in effect, selection and nomination of those
Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

     The Class J-K Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the
Disinterested Trustees and (ii) by the vote of a majority of the entire Board of
Trustees cast in person at a meeting called for that purpose.

     If a Class J-K Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Class J-K Plans will provide benefits to the
Trust. The Trustees believe that the Class J-K Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Class J-K Plans or under alternative distribution schemes. Although the Funds' expenses are essentially fixed, the Trustees

                                       -58-

believe that the effect of the Class J-K Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the
Distributor incurred in connection with the sale of Class J and Class K shares of the Funds, and in connection with the servicing of Class J and Class K shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The
Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class J and Class K shares.

Purchases, Exchanges and Redemptions

     Purchases, exchanges and redemptions of Class A, Class B, Class C and Class
D shares are discussed in the Class A, B and C and Class D Prospectuses under the headings "How to Buy Shares," "Exchange Privilege," and "How to Redeem," and
that information is incorporated herein by reference. Purchases, exchanges and redemptions of Institutional and Administrative Class shares and Class J and
Class K shares are discussed in the Institutional Prospectus under the headings
"Purchase of Shares," "Redemption of Shares," and "Net Asset Value," and in the
Class J and Class K supplement thereto, and that information is incorporated herein by reference.

     Certain managed account clients of PIMCO may purchase shares of the Trust.
To avoid the imposition of duplicative fees, PIMCO may be required to make adjustments in the management fees charged separately by PIMCO to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Trust.

     Certain clients of PIMCO whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     Certain shares of the Funds are not qualified or registered for sale in all states and Class J and Class K shares are not qualified or registered for sale in the United States. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by PIMCO directly to Trust shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services which PIMCO normally would perform, out of PIMCO's own resources.

     As described in the Class A, B and C and Class D Prospectuses under the caption "Exchanging Shares," and in the Institutional Prospectus under the caption "Exchange Privilege," a shareholder may exchange shares of any Fund
(except for the Liquid Assets Fund) for shares of any other Fund of the Trust or any series of PIMCO Funds: Multi-Manager Series, within the same class on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%)
exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Class A, B and C Prospectus under "Alternative Purchase Arrangements." With respect to
Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

                                       -59-

     Orders for exchanges accepted prior to the close of regular trading on the
New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Trust.
Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

     The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1%
of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds' portfolios.

     The Trust has adopted procedures under which it may make
redemptions-in-kind to shareholders who are affiliated persons of a Fund. Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value; (3) the redemption-in-kind is consistent with the Fund's prospectus and statement of additional information; and (4)
neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value
(which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $250 for Class A,
Class B and Class C shares, $2,000 for Class D shares, and $100,000 ($25,000,000 for the Liquid Assets Fund) for Institutional Class and Administrative Class
shares ($10,000 with respect to Institutional Class and Administrative Class accounts opened before January 1, 1995). The Prospectuses may set higher minimum account balances for one or more classes from time to time depending upon the
Trust's current policy. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.
The Trust may also charge periodic account fees for accounts that fall below minimum balances, as described in the Prospectuses.

                                       -60-

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

     Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Funds may also be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by
PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by PIMCO. PIMCO may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of PIMCO so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in
PIMCO's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on
U.S. stock exchanges and other agency transactions involve the payment by the
Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the
Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PIMCO, having in mind the
Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     PIMCO places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the
Funds, PIMCO will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when
PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. PIMCO also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice,
PIMCO receives research services from many broker-dealers with which PIMCO places the Trust's portfolio transactions. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a
Fund. These services, which in some

                                       -61-

cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients
(including the Funds), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because PIMCO and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO
may cause the Trust to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to PIMCO an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of
Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.
As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, PIMCO may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the
Trust.

Portfolio Turnover

     A change in the securities held by a Fund is known as "portfolio turnover."
PIMCO manages the Funds without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the
Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be.
Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

     The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each
Fund for which financial highlights for at least the past five fiscal years are provided in the Prospectuses are set forth under "Financial Highlights" in the applicable Prospectus.

     Because PIMCO does not expect to reallocate the Strategic Balanced Fund's assets between the Underlying Funds on a frequent basis, the portfolio turnover rate for the Fund is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. With respect to the All Asset Fund, the asset allocation sub-adviser to the Fund does not expect the portfolio turnover rate for the Fund to exceed 100%. Each Fund indirectly bears the expenses associated with the portfolio turnover of the Underlying Funds, which may have high (i.e., greater than 100%) portfolio turnover rates.

                                       -62-

                                 NET ASSET VALUE

     Net Asset Value is determined as indicated under "How Fund Shares are
Priced" in the Prospectuses. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's
Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day,
and Christmas Day.

     For all Funds other than Money Market and Liquid Assets Funds, portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

     The Money Market and Liquid Assets Funds' securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the
Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The SEC's regulations require the Money Market and Liquid Assets Funds to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The
Fund also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by PIMCO under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

     Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and
Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

                                    TAXATION

     The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The

                                       -63-

discussion is based upon current provisions of the Internal Revenue Code of
1986, as amended (the "Code"), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the
Prospectuses is not intended as a substitute for careful tax planning.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute each taxable year the sum of
(i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued. If a
Fund does not qualify as a regulated investment company in any year, then such
Fund will be subject to federal income tax on its net income and gains at regular corporate income tax rates (without a deduction for distributions to shareholders). In addition, the shareholders would also be taxed on distributions of earnings.

     As a regulated investment company, a Fund generally will not be subject to
U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the
Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least
98% of its ordinary income (not taking into account any capital gains or losses)
for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a
Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     Each Municipal Fund must have at least 50% of its total assets invested in
Municipal Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Municipal Bonds and so designated by the Fund will be "exempt-interest dividends," which are generally exempt from federal income tax when received by an investor. A portion of the distributions paid by a Municipal Fund may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). In addition, any distributions of net short-term capital gains would be taxed a ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains. Certain exempt-interest dividends, as described in the Class A, B and C Prospectus, may increase alternative minimum taxable income for purposes of determining a shareholder's liability

                                       -64-

for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain "private activity bonds" will not be tax exempt for purposes of the regular income tax to shareholders who are
"substantial users" of the facilities financed by such obligations or "related persons" of "substantial users." The tax-exempt portion of dividends paid for a calendar year constituting "exempt-interest dividends" will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a
Municipal Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Shareholders of the Municipal Funds receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient's benefits in cases where the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits, exceeds a base amount. In addition, up to 85% of a recipient's benefits may be subject to tax if the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

     In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. Since certain of the Municipal Funds'
expenses attributable to earning tax-exempt income do not reduce such Fund's current earnings and profits, it is possible that distributions, if any, in excess of such Fund's net tax-exempt and taxable income will be treated as taxable dividends to the extent of such Fund's remaining earnings and profits
(i.e., the amount of such expenses).

Distributions

     Except for exempt-interest dividends paid by the Municipal Funds, all dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder's federal income tax return. Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

     A portion of the dividends paid by the StocksPLUS and StocksPLUS Total
Return Funds may qualify for the deduction for dividends received by corporations. Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations, although certain distributions from the High Yield Fund may qualify. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a
Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

     The All Asset and Strategic Balanced Funds will not be able to offset gains realized by one Fund in which the Fund invests against losses realized by another Fund in which each Fund invests. The Funds' use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

                                       -65-

Sales of Shares

     Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

     Depending on the All Asset and Strategic Balanced Funds' percentage ownership in an Underlying Fund both before and after a redemption, each Fund's redemption of shares of such Underlying Fund may cause the Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund's tax basis in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the All Asset and
Strategic Balanced Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly.
Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.

Backup Withholding

     A Fund may be required to withhold up to 30.5% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

     Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40%
short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character.
Also, section 1256 contracts held by a Fund at the end of each taxable year
(and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

     Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in
"straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a
Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

                                       -66-

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the
Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     The qualifying income and diversification requirements applicable to a
Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

     Certain Funds may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

Passive Foreign Investment Companies

     Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called
"excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to
PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

                                       -67-

Foreign Currency Transactions

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Global Bond, Global Bond II, Foreign Bond,
European Convertible or Emerging Markets Bond Funds' total assets at the close of their taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will
"pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Global Bond, Global Bond II, Foreign Bond, European
Convertible or Emerging Markets Bond Funds' income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

     Although the All Asset and Strategic Balanced Funds may be entitled to a deduction for such taxes paid by an Underlying Fund in which each Fund invests, the All Asset and Strategic Balanced Funds will not be able to pass any such credit or deduction through to their own shareholders.

Original Issue Discount and Market Discount

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain

                                       -68-

recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities.
Generally, the Fund will be required to include the acquisition discount, or
OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the
Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

     Recently enacted rules may affect the timing and character of gain if a
Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the
Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the
Fund's holding period and the application of various loss deferral provisions of the Code.

Non-U.S. Shareholders

     Withholding of Income Tax on Dividends: Under the 1972 Convention and U.S.
federal tax law, dividends paid on shares beneficially held by a person who is a
"foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.
Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

     Income Tax on Sale of a Fund's shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses)
realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

     State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

     Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 55% on the total value (less

                                       -69-

allowable deductions and allowable credits) of the decedent's property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

     The availability of reduced U.S. taxation pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S.
domestic tax law and the 1972 Convention.

Other Taxation

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated March 31, 2000. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the
Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Performance Information

     From time to time the Trust may make available certain information about the performance of some or all of the classes of shares of some or all of the
Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance.

     The total return of classes of shares of all Funds may be included in advertisements or other written material. When a Fund's total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be

                                       -70-

substituted) since the establishment of the Fund (or its predecessor series of
PIMCO Advisors Funds for the Global Bond Fund II), as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period
(assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

     The Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

     Performance information is computed separately for each class of a Fund.
The Trust may, from time to time, include the yield and effective yield of the
Money Market and Liquid Assets Funds, and the yield and total return for each class of shares of all of the Funds in advertisements or information furnished to shareholders or prospective investors. Each Fund may from time to time include in advertisements the ranking of the Fund's performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical
Services as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund's net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Calculation of Yield

     Current yield for the Money Market and Liquid Assets Funds will be based on the change in the value of hypothetical investment (exclusive of capital changes) over a particular 7-day period less a pro-rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.
"Effective yield" for the Money Market and Liquid Assets Funds assume that all dividends received during an annual period have been reinvested. Calculation of
"effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                  Effective Yield = [(Base Period Return +1)/365/7/] - 1

     The effective yield of the Money Market Fund for the seven day period ended
March 31, 2001 was as follows: Institutional Class - 5.15%, Administrative Class
- 4.88%, Class A - 4.89%, Class B - 3.97% and Class C - 4.89%.

     Quotations of yield for the remaining Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                       -71-

                  YIELD = 2[( a-b + 1)/6/-1]
                              ---
                              cd

         where    a = dividends and interest earned during the period,

                  b = expenses accrued for the period (net of reimbursements),

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

                  d = the maximum offering price per share on the last day of the period.

     For the one month period ended March 31, 2001, the SEC yield of the Funds was as follows (all numbers are annualized) (Class J and Class K shares were not offered during the period listed):

                           SEC 30 Day Yield for Period

                              Ended March 31, 2001

                              --------------------

                                           Institutional   Administrative
Fund                                          Class            Class        Class A   Class B    Class C    Class D
----                                          -----            -----        -------   -------    -------    -------
Money Market Fund                              5.25%            4.98%         5.00%     4.09%      4.99%      N/A
Short-Term Fund                                8.15             7.89          7.58      6.99       7.43      7.84
Low Duration Fund                              7.07             6.81          6.39      5.83       6.08      6.74
Low Duration Fund II                           6.45             6.21           N/A       N/A        N/A       N/A
Low Duration Fund III                          6.57             6.29           N/A       N/A        N/A       N/A
GNMA                                           7.60              N/A          7.13       N/A        N/A       N/A
Moderate Duration Fund                         6.26              N/A           N/A       N/A        N/A       N/A
Real Return Fund                              13.17            12.91         12.33     11.94      12.20     12.74
Total Return Fund                              6.61             6.35          5.85      5.36       5.36      6.28
Total Return Fund II                           6.00             5.75           N/A       N/A        N/A       N/A
Total Return Fund III                          6.24             5.98           N/A       N/A        N/A       N/A
Total Return Mortgage Fund                     5.90              N/A          5.24      4.76       4.72      5.50
High Yield Fund                                9.56             9.30          8.72      8.37       8.37      9.13
Long-Term U.S. Government. Fund                6.58             6.43          5.95      5.46       5.46       N/A
Short Duration Municipal Income                3.61              N/A           N/A       N/A        N/A      3.22
 Fund
Municipal Bond Fund                            4.34             4.09          3.87      3.24       3.49      3.99
California Municipal Bond Fund                 3.90              N/A          3.47       N/A        N/A      3.57
California Intermediate Municipal              4.42             4.18          3.94       N/A        N/A      4.08
 Bond Fund
New York Municipal Bond Fund                   4.18              N/A          3.56       N/A        N/A      3.82
Global Bond Fund                               5.93             5.67           N/A       N/A        N/A       N/A
Global Bond Fund II                            6.47              N/A          5.81      5.33       5.33       N/A
Foreign Bond Fund                              5.79             5.54          5.09      4.58       4.58      5.34
Emerging Markets Bond Fund                     8.20             7.94          7.43      7.02       7.03      7.78
European Convertible Fund                      2.27              N/A          1.78       N/A        N/A       N/A
Strategic Balanced Fund                        6.39             6.12          5.50      4.98       5.00      5.76
Convertible Fund                               3.06             2.88          2.52      1.85       1.84      2.71
Investment Grade Corporate Bond Fund           6.70              N/A           N/A       N/A        N/A       N/A
StocksPLUS Fund                                7.53             7.27          6.90      6.34       6.59      7.11

                                       -72-

     The yield of each such Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield (and the tax exempt status of distributions for the Municipal Funds) should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

     The Municipal Funds may advertise a tax equivalent yield of each class of its shares, calculated as described above except that, for any given tax bracket, net investment income of each class will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of each class of the Fund plus (ii) the tax exempt income of each class of the Fund divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket. For example, taxpayers with the marginal federal income tax rates indicated in the following table would have to earn the tax equivalent yields shown in order to realize an after-tax return equal to the corresponding tax-exempt yield shown.

                                                                                   A tax-exempt yield of
                                                                            is equivalent to a taxable yield of

    Taxable income            Taxable income          Marginal
     Filing Single        Married filing jointly    tax rate*/a/      3%        4%         5%         6%        7%
     -------------        ----------------------    ------------      --        --         --         --        --
Up to $27,050**          Up to $45,200**                15%         3.53%     4.71%       5.88%      7.06%     8.24%
Over $27,050 but         Over $45,200 but               27%         4.11%     5.48%       6.85%      8.22%     9.59%
  not over $65,550         not over $109,250
Over $65,550 but         Over $109,250 but              30%         4.29%     5.71%       7.14%      8.57%    10.00%
  not over $136,750        not over $166,500
Over $136,750 but        Over $166,500 but              35%         4.62%     6.15%       7.69%      9.23%    10.77%
  not over $297,350        not over $297,350
Over $297,350            Over $297,350                38.6%         4.89%     6.51%       8.14%      9.77%    11.40%

-------------------
*    These marginal tax rates do not take into account the effect of the phase out of itemized deductions and personal exemptions. They represent tax-equivalent yields taking Federal income tax into account only. Any potential impact at the state income tax level has not been included.
     Source: Marginal tax rates are from The Economic Growth and Tax Relief
     Reconciliation Act of 2001, Pub. L. 107-16, 115 Stat. 38.

**   A new tax bracket of 10% has been created for a portion of the taxable income currently taxed at 15%. It applies to the first $6,000 of income for single individuals, $10,000 of income for heads of household and $12,000 for married couples filing jointly. After 2007, the bracket applies to the first $7,000 for single filers and $14,000 for married couples filing jointly.

/a/  Since new tax rates were implemented on July 1, 2001, the effective marginal income tax rates for the entire 2001 year are 27.5%, 30.5%, 35.5%
     and 39.1%. Beginning July 1, 2001, these new tax rates are phased in over a period of six years, as follows:

                                           Tax Rates Prior to July 1, 2001:

                                      28%                  31%                 36%                 39.6%
                                             Tax Rates as of July 1, 2001:

        2001-2003                     27%                  30%                 35%                 38.6%
        2004-2005                     26%                  29%                 34%                 37.6%
        2006 and beyond               25%                  28%                 33%                   35%

     As is shown in the above table, the advantage of tax-exempt investing becomes more advantageous to an investor as his or her marginal tax rate increases.

                                      -73-

     The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Calculation of Total Return

     Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)(to the power of n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below all total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. The Funds also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Quotations of total return may also be shown for other periods. Any such information would be accompanied by standardized total return information.

     The table below sets forth the average annual total return of each class of shares of the following Funds for the periods ended March 31, 2001. For periods prior to the "Inception Date" of a particular class of a Fund's shares, total return presentations for the class are based on the historical performance of
Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.

                 Total Return for Periods Ended March 31, 2001*

                                                                                   Since Inception    Inception       Inception
                                                                                      of Fund          Date of         Date of
Fund                       Class**           1 Year      5 Years      10 Years      (Annualized)        Fund            Class
----------------------------------------------------------------------------------------------------------------------------------
Money Market            Institutional        6.20%        5.43%         4.89%           4.90%         03/01/91         03/01/91
                        Administrative       5.94         5.18          4.64            4.65                           01/24/95
                        Class A              5.94         5.13          4.61            4.62                           01/13/97
                        Class B              5.02         4.25          3.70            3.71                           01/13/97
                        Class C              5.94         5.16          4.63            4.64                           01/13/97
----------------------------------------------------------------------------------------------------------------------------------
Short-Term              Institutional        7.65%        6.53%         5.88%           6.51%         10/07/87         10/07/87
                        Administrative       7.40         6.27          5.61            6.24                           02/01/96
                        Class A              5.09         5.67          5.24            5.92                           01/20/97
                        Class B              1.44         5.02          4.92            5.67                           01/20/97
                        Class C              5.91         5.79          5.14            5.77                           01/20/97
                        Class D              7.33         6.21          5.56            6.19                           04/08/98
----------------------------------------------------------------------------------------------------------------------------------
Low Duration            Institutional        9.44%        7.04%         7.35%           7.88%         05/11/87         05/11/87
                        Administrative       9.17         6.78          7.08            7.62                           12/31/94
                        Class A              5.67         5.90          6.53            7.15                           01/13/97
                        Class B              3.12         5.43          6.30            6.98                           01/13/97
                        Class C              7.39         6.03          6.33            6.86                           01/13/97
                        Class D              9.10         6.70          7.01            7.54                           04/08/98
----------------------------------------------------------------------------------------------------------------------------------

                                      -74-

                                                                                   Since Inception    Inception       Inception
                                                                                      of Fund          Date of         Date of
Fund                       Class**           1 Year      5 Years      10 Years      (Annualized)        Fund            Class
----------------------------------------------------------------------------------------------------------------------------------
Low Duration II         Institutional        9.74%        6.68%          N/A            6.45%         11/01/91         11/01/91
                        Administrative       9.49         6.42           N/A            6.19                           02/02/98
----------------------------------------------------------------------------------------------------------------------------------
Low Duration III        Institutional        9.06%         N/A           N/A            6.25%         12/31/96         12/31/96
                        Administrative       8.82          N/A           N/A            5.99                           03/19/99
----------------------------------------------------------------------------------------------------------------------------------
GNMA                    Institutional       12.96%         N/A           N/A            8.08%         07/31/97         07/31/97
                        Class A              7.50          N/A           N/A            6.33                           11/30/00
                        Class B              6.68          N/A           N/A            6.16                           05/31/01
                        Class C             10.68          N/A           N/A            6.85                           05/31/01
                        Class D             12.52          N/A           N/A            7.65                           05/31/01
----------------------------------------------------------------------------------------------------------------------------------
Moderate Duration       Institutional       12.09%         N/A           N/A            7.03%         12/31/96         12/31/96
----------------------------------------------------------------------------------------------------------------------------------
Real Return             Institutional       14.44%         N/A           N/A            8.09%         01/29/97         01/29/97
                        Administrative      14.10          N/A           N/A            7.81                           04/28/00
                        Class A             10.55          N/A           N/A            6.87                           01/29/97
                        Class B              8.12          N/A           N/A            6.47                           01/29/97
                        Class C             12.42          N/A           N/A            7.11                           01/29/97
                        Class D             13.99          N/A           N/A            7.66                           04/08/98
----------------------------------------------------------------------------------------------------------------------------------
Total Return            Institutional       12.80%        8.32%         9.11%           9.32%         05/11/87         05/11/87
                        Administrative      12.51         8.05          8.85            9.05                           09/07/94
                        Class A              7.22         6.83          8.12            8.46                           01/13/97
                        Class B              6.44         6.71          8.08            8.42                           01/13/97
                        Class C             10.44         7.02          7.84            8.02                           01/13/97
                        Class D             12.44         7.98          8.78            8.98                           04/08/98
----------------------------------------------------------------------------------------------------------------------------------
Total Return II         Institutional       13.02%        7.93%          N/A            7.88%         12/30/91         12/30/91
                        Administrative      12.74         7.66           N/A            7.62                           11/30/94
----------------------------------------------------------------------------------------------------------------------------------
Total Return III        Institutional       12.15%        7.92%          N/A            8.75%         05/01/91         05/01/91
                        Administrative      11.83         7.63           N/A            8.47                           04/11/97
----------------------------------------------------------------------------------------------------------------------------------
Total Return Mortgage   Institutional       13.14%         N/A           N/A            8.15%         07/31/97         07/31/97
                        Class A              7.61          N/A           N/A            6.38                           07/31/00
                        Class B              6.84          N/A           N/A            6.23                           07/31/00
                        Class C             10.82          N/A           N/A            6.92                           07/31/00
                        Class D             12.69          N/A           N/A            7.72                           04/08/98
----------------------------------------------------------------------------------------------------------------------------------
Investment Grade        Institutional         N/A          N/A           N/A           15.00%+        04/28/00         04/28/00
Corporate Bond
----------------------------------------------------------------------------------------------------------------------------------
High Yield              Institutional        5.85%        7.28%          N/A            9.42%         12/16/92         12/16/92
                        Administrative       5.59         7.01           N/A            9.15                           01/16/95
                        Class A              0.70         5.88           N/A            8.40                           01/13/97
                        Class B             -0.17         5.78           N/A            8.33                           01/13/97
                        Class C              3.69         6.08           N/A            8.21                           01/13/97
                        Class D              5.40         6.87           N/A            9.01                           04/08/98
----------------------------------------------------------------------------------------------------------------------------------
Long-Term U.S.          Institutional       15.52%        9.62%          N/A           11.29%         07/01/91         07/01/91
Government              Administrative      15.24         9.35           N/A           11.02                           09/23/97
                        Class A              9.89         8.20           N/A           10.35                           01/20/97
                        Class B              9.22         8.07           N/A           10.28                           01/20/97
                        Class C             13.24         8.39           N/A           10.07                           01/20/97
----------------------------------------------------------------------------------------------------------------------------------
Short-Duration          Institutional        6.22%         N/A           N/A            5.32%         08/31/99         08/31/99
Municipal Income        Class D              5.78          N/A           N/A            4.89                           01/31/00
----------------------------------------------------------------------------------------------------------------------------------

                                      -75-

                                                                                   Since Inception    Inception       Inception
                                                                                      of Fund          Date of         Date of
Fund                       Class**           1 Year      5 Years      10 Years      (Annualized)        Fund            Class
----------------------------------------------------------------------------------------------------------------------------------
Municipal Bond          Institutional       11.13%          N/A           N/A           4.85%         12/31/97         12/31/97
                        Administrative      10.86           N/A           N/A           4.59                           09/30/98
                        Class A              7.42           N/A           N/A           3.51                           04/01/98
                        Class B              4.92           N/A           N/A           2.84                           04/01/98
                        Class C              9.20           N/A           N/A           3.96                           04/01/98
                        Class D             10.74           N/A           N/A           4.48                           04/08/98
----------------------------------------------------------------------------------------------------------------------------------
California              Institutional       10.59%          N/A           N/A           8.68%         08/31/99         08/31/99
Intermediate            Administrative      10.36           N/A           N/A           8.42                           09/07/99
Municipal Bond          Class A              6.89           N/A           N/A           6.22                           10/19/99
                        Class D             10.21           N/A           N/A           8.28                           01/31/00
----------------------------------------------------------------------------------------------------------------------------------
California Municipal    Institutional         N/A           N/A           N/A          12.48%+        05/16/00         05/16/00
Bond                    Class A               N/A           N/A           N/A           8.72+                          07/31/00
                        Class D               N/A           N/A           N/A          12.19+                          07/31/00
----------------------------------------------------------------------------------------------------------------------------------
New York Municipal      Institutional       12.77%          N/A           N/A           9.20%         08/31/99         08/31/99
Bond                    Class A              9.01           N/A           N/A           6.74                           10/19/99
                        Class D             12.44           N/A           N/A           8.83                           01/31/00
----------------------------------------------------------------------------------------------------------------------------------
Global Bond             Institutional       -0.83%         3.31%          N/A           5.24%         11/23/93         11/23/93
                        Administrative      -1.08          3.09           N/A           5.01                           08/01/96
----------------------------------------------------------------------------------------------------------------------------------
Foreign Bond            Institutional       11.33%        10.18%          N/A           9.92%         12/03/92         12/03/92
                        Administrative      11.05          9.91           N/A           9.65                           01/28/97
                        Class A              5.83          8.69           N/A           8.83                           01/20/97
                        Class B              4.94          8.60           N/A           8.76                           01/20/97
                        Class C              8.96          8.88           N/A           8.62                           01/20/97
                        Class D             10.84          9.71           N/A           9.45                           04/08/98
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond   Institutional       12.92%          N/A           N/A           7.47%         07/31/97         07/31/97
                        Administrative       2.63           N/A           N/A           7.19                           09/30/98
                        Class A              7.40           N/A           N/A           5.71                           07/31/97
                        Class B              6.71           N/A           N/A           5.62                           07/31/97
                        Class C             10.76           N/A           N/A           6.27                           07/31/97
                        Class D             12.58           N/A           N/A           7.07                            7/31/97
----------------------------------------------------------------------------------------------------------------------------------
Strategic Balanced      Institutional       -8.31%          N/A           N/A          11.68%         06/28/96         06/28/96
                        Administrative      -8.34           N/A           N/A          11.45                           06/30/99
                        Class A            -12.70           N/A           N/A          10.14                           05/28/99
                        Class B            -13.37           N/A           N/A          10.11                           05/28/99
                        Class C            -10.13           N/A           N/A          10.36                           05/28/99
                        Class D             -8.65           N/A           N/A          11.23                           04/08/98
----------------------------------------------------------------------------------------------------------------------------------
Convertible             Institutional      -23.00%          N/A           N/A          11.22%         03/31/99         03/31/99
                        Administrative     -22.96           N/A           N/A          11.12                           08/01/00
                        Class A            -26.16           N/A           N/A           8.81                           05/28/99
                        Class B            -26.86           N/A           N/A           8.61                           05/28/99
                        Class C            -23.93           N/A           N/A          10.51                           05/28/99
                        Class D            -22.62           N/A           N/A          11.29                           08/01/00
----------------------------------------------------------------------------------------------------------------------------------
StocksPLUS              Institutional      -20.93%        14.11%          N/A          15.93%         05/14/93         05/14/93
                        Administrative     -21.21         13.70           N/A          15.56                           01/07/97
                        Class A            -23.67         12.91           N/A          14.99                           01/20/97
                        Class B            -25.48         12.53           N/A          14.67                           01/20/97
                        Class C            -22.38         13.04           N/A          14.86                           01/20/97
                        Class D            -21.27         13.61           N/A          15.44                           04/08/98
----------------------------------------------------------------------------------------------------------------------------------
European Convertible    Institutional         N/A           N/A           N/A           0.10%+        11/30/00         11/30/00
                        Class A               N/A           N/A           N/A          -4.42+                          11/30/00
----------------------------------------------------------------------------------------------------------------------------------

                                      -76-

+ Unannualized

* Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for
Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

** For all Funds listed above, Class A, Class B, Class C, Class D and
Administrative Class total return presentations for periods prior to the
Inception Date of that class reflect the prior performance of Institutional
Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of Class D and Administrative Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses associated with Class A, Class B, Class C, Class D and Administrative Class
shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class B and Class C (at a maximum rate of 1.00% per annum) and Class A and the Administrative Class (at a maximum rate of 0.25% per annum), and may be paid by Class D (at a maximum of
0.25% per annum), and (ii) administration fee charges associated with Class A,
Class B and Class C shares (at a maximum differential of 0.22% per annum) and
Class D shares (at a maximum differential of 0.45% per annum).

     The table below sets forth the average annual total return of certain classes of shares of the Global Bond Fund II (which was a series of PIMCO
Advisors Funds ("PAF") prior to its reorganization as a Fund of the Trust on
January 17, 1997) for the periods ended March 31, 2001. Accordingly, "Inception
Date of Fund" refers to the inception date of the PAF predecessor series. Since
Class A shares were offered since the inception of Global Bond Fund II, total return presentations for periods prior to the Inception Date of the
Institutional Class are based on the historical performance of Class A shares, adjusted to reflect that the Institutional Class does not have a sales charge, and the different operating expenses associated with the Institutional Class, such as 12b-1 distribution and servicing fees and administration fee charges.

                 Total Return for Periods Ended March 31, 2001*

                                                                                        Since
                                                                                      Inception      Inception       Inception
                                                                                       of Fund        Date of         Date of
        Fund               Class**           1 Year       5 Years      10 Years     (Annual-ized)       Fund           Class
----------------------------------------------------------------------------------------------------------------------------------
Global Bond II        Institutional          11.87%        8.60%        N/A             9.14%        10/02/95         02/25/98
                      Class A                 6.42         7.19         N/A             7.81                          10/02/95
                      Class B                 5.60         7.01         N/A             7.77                          10/02/95
                      Class C                 9.60         7.29         N/A             7.89                          10/02/95
----------------------------------------------------------------------------------------------------------------------------------

* Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for
Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

** Institutional Class total return presentations for periods prior to the
Inception Date of that class reflect the prior performance of Class A shares of the former PAF series, adjusted to reflect the fact that there are no sales charges on Institutional Class shares of the Fund. The adjusted performance also reflects any different operating expenses associated with Institutional Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class A (at a maximum rate of
0.25% per annum), and (ii) administration fee charges, which are lower for
Institutional class shares (at a differential of 0.15% per annum).

                                      -77-

Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the Global Bond Fund II were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997,
Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. Under the current fee structure, the Global Bond Fund II is expected to have lower total Fund operating expenses than its predecessor had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, the higher expenses of PAF would have adversely affected total return performance for the
Fund after January 17, 1997.

The method of adjustment used in the table above for periods prior to the
Inception Date of Institutional Class shares of the Global Bond Fund II resulted in performance for the period shown which is higher than if the historical Class
A performance were not adjusted to reflect the lower operating expenses of the newer class. The following table shows the lower performance figures that would be obtained if the performance for the Institutional Class was calculated by tacking to the Institutional Class' actual performance the actual performance of
Class A shares (with their higher operating expenses) for periods prior to the initial offering date of the newer class (i.e. the total return presentations below are based, for periods prior to the inception date of the Institutional
Class, on the historical performance of Class A shares adjusted to reflect the current sales charges associated with Class A shares, but not reflecting lower operating expenses associated with the Institutional Class, such as lower administrative fee charges and/or distribution and servicing fee charges).

                  Total Return for Periods Ended March 31, 2001
         (with no adjustment for operating expenses of the Institutional
                 Class for periods prior to its Inception Date)

                                                                                           Since Inception
                                                                                10            of Fund
                Fund                  Class           1 Year      5 Years      Years        (Annualized)
           -----------------------------------------------------------------------------------------------
           Global Bond II        Institutional        11.87%       8.45%        N/A            8.96%
           -----------------------------------------------------------------------------------------------

     Current distribution information for a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by Fund net asset value per share on the last day of the period and annualized according to the following formula:

          DIVIDEND YIELD = (((a/b)*365)/c)

     where a = actual dividends distributed for the calendar month in question,

           b = number of days of dividend declaration in the month in question,
               and

           c = net asset value (NAV) calculated on the last business day of the month in question.

     The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than the
Fund's actual net investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a Fund should be evaluated in light of these differences and in light of the Fund's total return figures, which will always accompany any calculation of the rate of current distributions.

                                      -78-

     For the month ended March 31, 2001, the current distribution rates
(annualized) for the Funds were as follows (Class J and Class K shares were not offered during the period listed):

                                                Distribution Rate
                                                -----------------
                                        Institutional    Administrative
Fund                                       Class             Class         Class A    Class B    Class C    Class D
----                                       -----             -----         -------    -------    -------    -------
Money Market Fund                          5.13%             4.92%           4.93%      4.03%      4.93%       N/A
Short-Term Fund                            7.65              7.46            7.34       6.57       7.34       7.41%
Low Duration Fund                          7.23              6.98            6.77       6.04       6.77       6.93
Low Duration Fund II                       7.22              7.43             N/A        N/A        N/A        N/A
Low Duration Fund III                      6.55              6.26             N/A        N/A        N/A        N/A
GNMA                                       7.93               N/A             N/A        N/A        N/A        N/A
Moderate Duration Fund                     6.61               N/A             N/A        N/A        N/A        N/A
Real Return Fund                          12.23             12.04           11.81      11.01      11.39      11.83
Total Return Fund                          6.78              6.51            6.31       5.55       5.55       6.46
Total Return Fund II                       6.27              6.02             N/A        N/A        N/A        N/A
Total Return Fund III                      6.40              5.89             N/A        N/A        N/A        N/A
Total Return Mortgage Fund                 5.66               N/A            5.34        N/A        N/A       5.26
High Yield Fund                            9.39              9.14            9.12       8.36       8.34       9.09
Long-Term U.S. Govt. Fund                  6.68              6.45            6.30       5.52       5.70        N/A
Short Duration Municipal Fund              3.40               N/A             N/A        N/A        N/A       3.00
Municipal Bond Fund                        4.58              4.34            4.23       3.48       3.75       4.23
California Municipal Bond Fund             4.30               N/A             N/A        N/A        N/A        N/A
California Intermediate Municipal          4.34              4.08            4.01        N/A        N/A       3.99
   Bond Fund
Investment Grade Corporate Bond Fund       7.03               N/A             N/A        N/A        N/A        N/A
European Convertible Fund                  0.00               N/A             N/A        N/A        N/A        N/A
New York Municipal Bond Fund               4.69               N/A            4.28        N/A        N/A       4.33
Global Bond Fund                           5.27              5.01             N/A        N/A        N/A        N/A
Global Bond Fund II                        5.84               N/A            5.42       4.69       4.69        N/A
Foreign Bond Fund                          5.30              5.04            4.86       4.10       4.08       4.85
Emerging Markets Bond Fund                 8.25              7.99            7.93       6.95       7.12       7.85
Strategic Balanced Fund                   10.76             10.02             N/A        N/A        N/A        N/A
Convertible Fund                           4.08              3.53             N/A        N/A        N/A        N/A
StocksPLUS Fund                            0.00              0.00             N/A        N/A        N/A        N/A

     Performance information for a Fund may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Index, the Dow Jones
Industrial Average, the Lehman Brothers Aggregate Bond Index, the Lehman
Brothers Mortgage Index, the Merrill Lynch 1 to 3 Year Treasury Index, the
Lehman Brothers Intermediate Government/Corporate Bond Index, the Lehman U.S.
High Yield Index, indexes prepared by Lipper Analytical Services, Inc., the J.P.
Morgan Global Index (Unhedged), the J.P. Morgan Emerging Markets Bond Index
Plus, the Salomon Brothers 3-Month Treasury Bill Index, and the J.P. Morgan Non
U.S. Index (Hedged). Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses.
PIMCO may report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, or on the comparative performance or standing of PIMCO in relation to other money managers. PIMCO also may provide current or prospective private account clients, in connection with standardized performance information for the Funds, performance information for the Funds gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations.
Any performance information, whether related to the Funds or to PIMCO, should be considered in light of the Funds' investment objectives and policies, characteristics and

                                      -79-

quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

     Advertisements and information relating to the Global Bond Fund II may use data comparing the total returns of the top foreign bond market as compared to the total return of the U.S. bond market for a particular year. For instance, the following table sets forth the total return of the top foreign bond market compared to the total return for the U.S. bond market for the years 1986 through
2000. Performance is shown in U.S. dollar terms, hedged for currency rate changes and is no way indicative of the performance of the Global Bond Fund II.

                              Top Foreign
        Year                  Performer                                    U.S.
        ----                  ---------                                    ----
        1986                   +13.1%            Japan                    +15.7%
        1987                   +12.8             UK                        +1.9
        1988                   +15.0             France                    +7.0
        1989                   +10.0             Canada                   +14.4
        1990                   +11.0             Australia                 +8.6
        1991                   +20.0             Australia                +15.3
        1992                   +10.5             UK                        +7.2
        1993                   +20.0             Italy                    +11.0
        1994                    -0.9             Japan                     -3.4
        1995                   +21.0             Netherlands              +18.3
        1996                   +18.8             Spain                     +2.7
        1997                   +13.5             UK                        +9.6
        1998                   +17.4             UK                        +8.7
        1999                   +10.4             Japan                     -2.4
        2000                   +14.0             Australia                +13.5

     Source: Salomon Brothers World Government Bond Index 1986-2000.

     The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on
1996/1997 costs of college and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 3% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 3% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.

Potential College Cost Table

        Start              Public             Private              Start              Public             Private
        Year               College            College              Year              College             College
        ----               -------            -------              ----              -------             -------
        1997               $13,015            $57,165              2005              $16,487             $72,415
        1998               $13,406            $58,880              2006              $16,982             $74,587
        1999               $13,808            $60,646              2007              $17,491             $76,825
        2000               $14,222            $62,466              2008              $18,016             $79,130
        2001               $14,649            $64,340              2009              $18,557             $81,504
        2002               $15,088            $66,270              2010              $19,113             $83,949
        2003               $15,541            $68,258              2011              $19,687             $86,467
        2004               $16,007            $70,306              2012              $20,278             $89,061

Costs assume a steady increase in the annual cost of college of 3% per year from a 1996-97 base year amount. Actual rates of increase may be more or less than 3%
and may vary.

                                     -80-

     In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1975 to 2000 was:

          *Stocks:                  16.1%
           Bonds:                    9.8%
           T-Bills:                  6.8%
           Inflation:                4.8%

     *Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks
are represented by Ibbotson's Large Company Total Return Index. Bonds are
represented by Ibbotson's Long-term Corporate Bond Index. T-bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A.
Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks,
Bonds, Bills and Inflation 2001 Yearbook, Ibbotson Associates, Chicago. All
rights reserved.

     The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 20 years from 1980-2000, the average annual return of stocks comprising the Ibbotson's
Large Company Stock Total Return Index ranged from -4.9% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks,
40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of
Treasury bills comprising the Ibbotson's Treasury Bill Index (a "mixed portfolio") would have ranged from -1.0% to 28.2% over the same period. The average annual returns of each investment for each of the years from 1980 through 2000 is set forth in the following table.

                                                                                                       Mixed
Year                     Stocks              Bonds              T-Bills           Inflation          Portfolio
----                     ------              -----              -------           ---------          ---------
1980                     32.42%            -2.76%             11.24%             12.40%               14.11%
1981                     -4.91%            -1.24%             14.71%              8.94%                0.48%
1982                     21.41%            42.56%             10.54%              3.87%               27.70%
1983                     22.51%             6.26%              8.80%              3.80%               13.27%
1984                      6.27%            16.86%              9.85%              3.95%               11.22%
1985                     32.16%            30.97%              7.72%              3.77%               26.44%
1986                     18.47%            19.85%              6.16%              1.13%               16.56%
1987                      5.23%            -0.27%              5.47%              4.41%                3.08%
1988                     16.81%            10.70%              6.35%              4.42%               12.27%
1989                     31.49%            16.23%              8.37%              4.65%               20.76%
1990                     -3.17%             6.78%              7.81%              6.11%                3.01%
1991                     30.55%            19.89%              5.60%              3.06%               21.30%
1992                      7.67%             9.39%              3.51%              2.90%                7.53%
1993                      9.99%            13.19%              2.90%              2.75%                9.85%
1994                      1.31%            -5.76%              3.90%              2.67%               -1.00%
1995                     37.43%            27.20%              5.60%              2.54%               26.97%
1996                     23.07%             1.40%              5.21%              3.32%               10.83%
1997                     33.36%            12.95%              5.26%              1.70%               19.58%
1998                     28.58%            10.76%              4.86%              1.61%               16.71%
1999                     21.04%            -7.45%              4.68%              2.68%                6.37%
2000                     -9.11%            12.87%              5.89%              3.39%                2.68%

*Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are
represented by Ibbotson's Large Company Stock Total Return Index. Bonds are
represented by Ibbotson's Long-term Corporate Bond Index. T'bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which

                                     -81-

can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex
A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in
Stocks, Bonds, Bills and Inflation 2001 Yearbook, Ibbotson Associates, Chicago.
All rights reserved.

     The Trust may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings
(assuming a fixed rate of return) over various periods of time:

         Investment                Annual                 Total                    Total
           Period               Contribution           Contribution                Saved
           ------               ------------           ------------                -----
          30 Years                 $1,979                $59,370                 $200,000
          25 Years                 $2,955                $73,875                 $200,000
          20 Years                 $4,559                $91,180                 $200,000
          15 Years                 $7,438               $111,570                 $200,000
          10 Years                $13,529               $135,290                 $200,000

This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a PIMCO Fund. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the PIMCO Funds should be aware that certain of the PIMCO Funds have experienced periods of negative growth in the past and may again in the future.

     The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1997:

                           % of Income for Individuals
                        Aged 65 Years and Older in 1997*
                        --------------------------------

                                 Social Security
Year                            and Pension Plans                  Other
----                            -----------------                  -----
1997                                 43%                            57%

     * For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income. Source:
Social Security Administration.

     Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street
Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund
Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money
Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The
Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to PIMCO, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of PIMCO who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

                                     -82-

     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

     From time to time, the Trust may set forth in its advertisements and other materials the names of and additional information regarding investment analysts employed by PIMCO who assist with portfolio management and research activities on behalf of the Funds. The following lists various analysts associated with
PIMCO: Jane Howe, Mark Hudoff, Doris Nakamura and Ray Kennedy.

     Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the
Funds and relevant benchmark market indexes in a variety of market conditions.
Based on its independent research and analysis, Ibbotson has developed model portfolios of the Funds and series of PIMCO Funds: Multi-Manager Series ("MMS")
which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+
year investment horizon might allocate his or her assets among the Funds and series of MMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very
Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, PIMCO nor Ibbotson represent or guarantee that investors who allocate their assets according to
Ibbotson's models will achieve their desired investment results.

Voting Rights

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the
Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

     The Trust's shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of
Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. To avoid potential conflicts of interest, the All Asset and
Strategic Balanced Funds will vote shares of each Underlying Fund which they own in proportion to the votes of all other shareholders in the Underlying Fund.

                                     -83-

As of March 4, 2002 the following persons owned of record or beneficially 5% or more of the noted class of shares of the Funds:

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Money Market Fund
-----------------

Institutional Class
Val-HI                                                         41,545,742.480            29.58%
5430 LBJ Fwy Suite 1700
Dallas TX 75240

Northern Trust Custodian FBO                                   26,010,407.290            18.52%
Saint John's Hospital and Health Center Fdn
Captial Campaign
PO Box 92956
Chicago IL 60675-2956

Charles Schwab & Co Inc                                        13,653,564.270             9.72%**
Special Custody Account for the
Exclusive Benefit of our Customers
Attn: Mutual Funds Dept
101 Montgomery St
San Francisco CA 94104-4122

Wells Fargo Bank MN NA FBO                                      9,731,899.840             6.93%
Marin Community Foundation
PO Box 1533
Minneapolis MN 55480-1533

First Union National Bank FBO                                   7,534,565.420             5.36%
NDTA Taxable
123 S. Broad St #PA 4903
Philadelphia PA 19109-1029

Administrative Class
Security Trust FBO Cooperative of                               3,401,805.075            23.55%
Puget Sound 403B Group Custodian Account
2390 E. Camelback Rd Suite 240
Phoenix AZ 85016-3434

Wells Fargo Investments LLC                                     2,797,767.690            19.37%
608 2nd Ave S Fl 8
Minneapolis MN 55402-1916

Maltrust & Co C/O                                               2,046,526.640            14.17%**
Eastern Bank & Trust
225 Essex St
Salem MA 01970-3728

                                       -84-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Wells Fargo Investments LLC                                     1,625,329.340            11.25%
608 2nd Ave S Fl 8
Minneapolis MN 55402-1916

Short-Term Fund
---------------

Institutional Class
Charles Schwab & Co Inc                                        17,010,084.306            15.70%**
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery Street
San Francisco CA 94104-4122

Northern Trust Co TTEE FBO Whirlpool                            9,423,552.894             8.70%
PO Box 92956
Chicago IL 60675

Denison University                                              5,802,016.283             5.35%
PO Box F
Granville OH 43023-0734

Administrative Class
National Financial Services Corp                               14,054,483.921            76.00%**
For the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York NY 10281-1003

CIBC World Markets Corp                                         2,005,909.337            10.85%
PO Box 3484
Church Street Station
New York NY 10008-3484

Class A
MLPF&S for the Sole Benefit of its Customers                    9,499,965.189            11.81%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Donaldson Lufkin Jenrette                                       8,054,218.742            10.02%**

Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

                                       -85-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Class B
MLPF&S for the Sole Benefit of its Customers                      166,747.936            14.78%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Donaldson Lufkin Jenrette                                          72,776.002             6.45%**
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

Janney Montgomery Scott LLC                                        57,326.975             5.08%
Jodi Marie Grasso as Benf
1801 Market Street
Philidelphia, PA 19103-1675

Class C
MLPF&S for the Sole Benefit of its Customers                    6,802,099.230            29.69%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class D
Charles Schwab & Co. Inc.                                       3,511,494.314            51.52%**
Special Custoday Accounts FBO Customers
101 Montgomery Street
San Francisco, CA 94104-4122

National Investors Services Corp                                  390,352.533             5.72%**
for Exclusive Benefit of our Customers
55 Water St 32nd Floor
New York, NY 10041-3299

Low Duration Fund
-----------------

Institutional Class
Charles Schwab & Co Inc                                        57,864,478.145            13.85%**
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery Street
San Francisco CA 94104-4122

MLTC of America FBO Dupont                                     40,584,738.134             9.71%
Savings & Investment Plan
300 Davidson Ave
Somerset NJ 08873-4175

                                       -86-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Administrative Class
DLJ                                                            79,550,185.624            30.91%**
One Pershing Plaza
Jersey City NJ 07399-0001

FIIOC as agent for                                              5,905,414.609            22.94%**
Certain Employee Benefits Trans
100 Magellan Way KW1C
Covington KY 41015-1987

National Financial Services Corp                                3,668,700.448            14.25%**
for the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York NY 10281-1003

BNY Western Trust Co TTEE FBO                                   2,523,398.441             9.80%
McClatchy Newspapers Restated
Def Comp & Investment Plan
550 Kearny St #600
San Francisco CA 94108-2599

UMBSC & Co TTEE FBO                                             1,485,665.469             5.77%
Sonnenschein Nath & Rosenthal
PO Box 419260
Kansas City MO 64141-6260

Class A
MLPF&S for the Sole Benefit of its Customers                   13,229,409.187            17.43%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class B
MLPF&S for the Sole Benefit of its Customers                    4,406,378.624            23.68%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class C
MLPF&S for the Sole Benefit of its Customers                   10,148,897.655            26.10%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class D
Charles Schwab & Co. Inc.                                       4,951,393.673            48.48%**
Special Custody Accounts FBO Customers
101 Montgomery Street
San Francisco, CA 94104-4122

                                       -87-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Low Duration Fund II
--------------------

Institutional Class
Marshall & Ilsley Trust Co                                      5,338,961.308            14.64%
FBO SRP Nuc Decomm Tr
C/O Marshall & Ilsley Trust Co
1000 N Water St
Milwaukee WI 53202-6648

University of Illinois Foundation                               3,709,980.512            10.17%
Pooled Short Term Funds
Harker Hall 1305 W Green St
Urbana IL 61801

Mac & Co                                                        2,801,265.418             7.68%**
Mutual Fund Operations
PO Box 3198
Pittsburgh PA 15230-3198

Winchester Medical Center                                       2,465,100.526             6.76%
PO Box 1334
1840 Amherst St
Winchester VA 22601-2808

Charles Schwab & Co Inc                                         2,346,480.617             6.44%**
Special Custody Account for the
Exclusive Benefit of our Customers
100 Montgomery St
San Francisco CA 94104-4122

Bank of Oklahoma NA C/F                                         2,229,907.868             6.12%
Integris Retirement Pension Plan
9520 N May Ave Suite 200
Oklahoma City OK 73120-2711

Administrative Class
National Financial Services Corp                                   11,661.747            88.86%**
for the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York NY 10281-1003

DLJ                                                                 1,461.925            11.14%
One Pershing Plaza
Jersey City NJ 07399-0001

                                       -88-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Low Duration Fund III
---------------------

Institutional Class
Northern Trust Co Cust FBO*                                     2,036,763.411            35.67%
St. Mary's
PO Box 92956
Chicago IL 60675-2956

LaSalle National Bank Custodian FBO                             1,073,507.746            18.80%
Loyola Academy Endowment Fund
135 S. LaSalle St
PO Box 1443
Chicago IL 60690-1443

Sisters of St Joseph                                            1,049,573.413            18.38%
3427 Gull Rd
PO Box 13
Nazareth MI 49074-0013

National Jewish Medical & Research Center                         591,832.504            10.36%
1400 Jackson St
Denver CO 80206-2762

Key Trust Co TTEE FBO                                             450,076.693             7.88%
Congregation of Sisters of St. Agnes
PO Box 94871
Cleveland OH 44101-4871

Administrative Class
Pacific Investment Management Company                               1,174.522            71.44%
888 San Clemente Dr Suite 100
Newport Beach CA 92660

National Investors Services Corp                                      469.567            28.56%**
for Exclusive Benefit of our Customers
55 Water Street 32nd Fl
New York NY 10041-0028

GNMA Fund
---------

Institutional Class
Charles Schwab & Co Inc Special Custody Account                 1,761,072.005            48.53%**
for the Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

                                       -89-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
National Financial Services Corp for                              933,174.112            25.72%**
Exclusive Benefit of our Customers
PO Box 3908
Church Street Station
New York NY 10008-3908

William C Powers                                                  334,348.459             9.21%
2012 The Strand
Manhattan Beach CA 90266-4559

DLJ - Pershing Division                                           291,781.987             8.04%
PO Box 2052
Jersey City NJ 07303-2052

Class A
Wells Fargo Investments LLC                                       818,421.728            30.74%
608 Second Avenue South 8th Floor
Minneapolis, MN 55402

Wells Fargo Investments LLC                                       512,045.736            19.23%
608 Second Avenue South 8th Floor
Minneapolis, MN 55402

Class B
MLPF&S for the Sole Benefit of its Customers                      136,602.359            13.17%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class C
MLPF&S for the Sole Benefit of its Customers                       95,650.168             6.87%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

CIBC World Markets Corp.                                           88,937.415             6.39%
P.O. Box 3484
Church Street Station
New York, NY 10008-3484

Class D
NFSC FEBO                                                          25,539.611            28.74%
John M. Henneman
171 Sherwoo Drive
Reading, PA 19606

                                       -90-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
NFSC FEBO                                                          17,455.582            19.64%
Roger Blake Young
Mindy Lyn Young
5301 Jessamine St
Bellaire, TX 77401

NFS/FMTC IRA                                                        9,450.298            10.63%
FBO Janet F Hill
561 E 2100 N Rd.
Edinburg, IL 62531

Leslie Genninger                                                    5,633.124             6.34%
Gilbert & Lynn Genniger POAS
11145 Lands End Chase
Port St Lucie, FL 34986

Petersen Rev Living Trust                                           4,703.505             5.29%
Robert E. Petersen TTEE
8604 Vineyard Creek CT
San Jose, CA 95135

Pennsylvania College of Technology                                  4,665.937             5.25%
Attn: Controller's Office
Dif 107
One College Avenue
Williamsport, PA 17701

Waynesboro Construction Co. Inc.                                    4,665.937             5.25%
William G Adams TTEE
P.O. Box 229
Waynesboro, PA 17268

Moderate Duration Fund
----------------------

Institutional Class
Circle Trust Co-SV                                              8,152,535.488            10.80%**
1 Station Pl Metro Center Suite 30
Stamford CT 06902

BNY Clearing Services LLC                                       6,998,122.152             9.27%
111 East Kilbourn Ave
Milwaukee WI 53202-6633

BNY Clearing Services LLC                                       5,652,970.511             7.49%
111 East Kilbourn Ave
Milwaukee WI 53202-6633

                                       -91-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Mac & Co                                                        4,972,161.702             6.58%**
Mutual Fund Operations
PO Box 3198
Pittsburgh PA 15230-3198

National Financial Serives Corp for                             4,609,836.641             6.10%**
Exclusive Benefit of our Customers
PO Box 3908
Church Street Station
New York NY 10008-3908

Total Return Fund
-----------------

Institutional Class
Charles Schwab & Co Inc                                       289,914,254.836             8.66%**
Special Custody Account for the Exclusive
Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

Administrative Class
CIIOC as agent for Certain Employee Benefit Trans             153,644,944.282            18.50%
100 Magellan Way KW1C
Covington KY 41015-1987

Nikko Cordial Securities Inc                                  137,566,247.000            16.57%
Tokyo Dia Bldg No 5
Shinkawa 1-Chome 28-34
Chuo-Ku Tokyo Japan 104-8271

National Financial Serives Corp for                            87,142,947.234            10.49%**
Exclusive Benefit of our Customers
PO Box 3908
Church Street Station
New York NY 10008-3908

Manufacturer Life Ins Co (USA)                                 61,293,033.243             7.38%
US SRS Seg Funds/Accounting
200 Bloor St East
Toronto ON
Canada M4W 1E5

                                       -92-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Class A
MLPF&S for the sole Benefit of its Customers                  156,893,317.510            36.40%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class B
MLPF&S for the sole Benefit of its Customers                   41,091,207.495            26.31%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class C
MLPF&S for the sole Benefit of its Customers                   44,381,940.296            24.82%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class D
Charles Schwab & Co. Inc.                                      38,849,083.083            67.12%**
Special Custody Accounts
Fbo Customers
101 Montgomery St
San Francisco, CA 94104-4122

Total Return Fund II
--------------------

Institutional Class
Catholic Archbishop of Chicago                                 11,044,276.836             6.49%
155 East Superior St
Chicago IL 60611-2911

Mac & Co                                                        9,973,711.886             5.86%**
Mutual Fund Operations
PO Box 3198
Pittsburgh PA 15230-3198

Charles Schwab & Co Inc                                         9,711,045.359             5.71%**
Special Custody Account for the Exclusive
Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

Administrative Class
Structural Iron Workers Local 1                                 2,358,821.659            22.52%
Annuity Plan - Investors Bank & Trust Trading Account
7700 Industrial Dr
Forest Park IL 60130-2520

                                       -93-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
National Financial Serives Corp for                             1,161,181.598            11.08%**
Exclusive Benefit of our Customers
PO Box 3908
Church Street Station
New York NY 10008-3908

Mellon Bank as Agent/Omnibus                                     954,860.363              9.12%**
135 Santilli Highway
Everett MA 02149-1906

T Rowe Price Trust Co FBO Western Digital                        931,941.203              8.90%
PO Box 17215
Baltimore MD 21297-1215

American Express Trust Company                                   764,118.887              7.29%**
for the Benefit of American Express Trust RSP
PO Box 534
Minneapolis MN 55440-0534

Total Return Fund III
---------------------

Institutional Class
The Roman Catholic Archbishop of Los Angeles                   13,595,660.179            14.79%
3424 Wilshire Blvd
Los Angeles CA 90010-2241

BNY Clearing Services LLC                                       6,230,187.828             6.78%**
Wendel & Co
111 East Kilbourn Ave
Milwaukee WI 53202-6633

Administrative Class
DBTCO RS                                                           45,447.100            44.20%
Trust Operations
PO Box 747
Dubuque IA 52004-0747

National Financial Services Corp                                   24,871.425            24.19%**
for the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York NY 10281-1003

                                       -94-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Circle Trust Company Custodian                                     19,478.782            18.95%
for Blanco Tackabery Combs &
Maramoros PA Profit Sharing Plan
Metro Center
1 Station Pl
Stamford CT 06902-6800

Security Trust Company as TTEE                                      9,249.749             9.00%
FBO Keller & Heckman Employee
401K Plan & Trust
2390 E Camelback Rd Suite 240
Phoenix AZ 85016-3434

Total Return Mortgage Fund
--------------------------

Institutional Class
Charles Schwab & Co Inc                                         1,690,801.883            84.98%**
Special Custody Account for the Exclusive
Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

National Financial Services Corp                                  134,669.908             6.77%**
for the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York NY 10281-1003

Administrative Class
Apostles of the Sacred Heart of Jesus                             557,020.822            69.15%
265 Benham St
Hamden CT 06514-2801

MLPF&S for the Sole Benefit of its Customers                      149,005.912            23.02%**
4800 Deer Lake Dr. E. FL 3
Jacksonville, FL 32246-6484

Apostles of the Sacred Heart of Jesus - Manor                     157,629.573            19.57%
265 Benham St
Hamden CT 06514-2801

Istituto Delle Apostole Del Sacro Cuore                            90,496.425            11.23%
C/O Apostles of the Sacred Heart of Jesus
265 Benham St
Hamden CT 06514-2801

                                       -95-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Class B
MLPF&S for the Sole Benefit of its Customers                      149,513.439            28.95%**
4800 Deer Lake Dr. E. FL 3
Jacksonville, FL 32246-6484

Class C
MLPF&S for the Sole Benefit of its Customers                      117,755.589            13.83%**
4800 Deer Lake Dr. E. FL 3
Jacksonville, FL 32246-6484

Class D
Charles Schwab & Co. Inc.                                       1,186,936.600            46.14%**
Special Custody Accounts FBO Customers
101 Montgomery Street
San Francisco, CA 94104-4122

Investment Grade Corporate Bond Fund
------------------------------------

Institutional Class
PIMCO Advisors LP*                                                601,230.277           100.00%**
888 San Celmente Dr Suite 100
Newport Beach CA 92660

High Yield Fund
---------------

Institutional Class
Charles Schwab & Co Inc                                        49,496,760.653            25.47%**
Special Custody Account for the Exclusive
Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

Mac & Co                                                       11,219,319.345             5.77%**
Mutual Fund Operations
PO Box 3198 RM 151-510
Pittsburgh PA 15230-3198

Prudential Insurance Company of America                        10,905,346.919             5.61%
Two Gateway Center
100 Mulberry St NJ 04-05-99 5th Gl
Newark NJ 07102

                                       -96-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Administrative Class
National Financial Services Corp                               58,481,601.711            85.12%**
for the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty St
New York NY 10281-1003

FIIOC as Agent for                                              5,384,529.466             7.84%**
Certain Employee Benefits Trans
100 Magellan Way KW1C
Covington KY 41015-1987

Class A
MLPF&S for the Sole Benefit of its Customers                    7,483,184.321            14.59%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class B
MLPF&S for the Sole Benefit of its Customers                   10,401,864.800            22.49%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class C
MLPF&S for the Sole Benefit of its Customers                    8,897,102.116            16.39%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class D
Charles Schwab & Co. Inc.                                       9,066,852.905            77.63%**
Special Custody Accounts FBO Customers
101 Montgomery St.
San Francisco, CA 94104

Salomon Smith Barney                                              788,074.582             6.75%
333 West 34th St
New York, NY 10001

Long-Term US Government Fund
----------------------------

Institutional Class
FIIOC as Agent for                                              6,033,256.528            23.96%**
Certain Employee Benefits Trans
100 Magellan Way KW1C
Covington KY 41015-1987

                                       -97-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Northern Trust Company FBO                                      3,653,121.932            14.51%
Allianz DC Plan - Master Trust
PO Box 92956
Chicago IL 60675-2956

Mea-Messa-Medna-Mea Financial Services                          3,296,920.871            13.09%
Staff Ret Plan & Trust
1216 Kendale Blvd
East Lansing MI 48823-2008

Chicago Symphony Orchestra                                      2,633,426.895            10.46%
220 South Michigan Ave
Chicago IL 60604-2596

Charles Schwab & Co Inc                                         1,759,876.551             6.99%**
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

PFPC FBO LPL Supermarket Program                                1,742,990.562             6.92%**
211 S Gulph Rd
King of Prussia PA 19406-3101

Administrative Class
FIIOC as Agent for Certain Employee Benefits Trans              4,004,542.930            59.96%**
100 Magellan Way KW1C
Covington KY 41015-1987

Keybank NA TTEE for                                               743,504.354            11.13%
Key Corp 401K Savings Plan
4900 Tiedeman Rd
Brooklyn OH 44144-2338

State Street Bank & Trust Co TTEE                                 727,968.580            10.90%
FBO Southern California Edison
Stock Savings Plus Plan
PO Box 351
Boston MA 02101-0351

National Financial Services Corp                                  590,187.687             8.84%**
for the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York NY 10281-1003

                                       -98-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Class A
MLPF&S for the Sole Benefit of its Customers                      780,677.538             6.97%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class B
MLPF&S for the Sole Benefit of its Customers                    1,495,705.701            21.87%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class C
MLPF&S for the Sole Benefit of its Customers                    1,177,819.119            27.38%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Real Return Fund
----------------

Institutional Class
Charles Schwab & Co Inc                                        49,486,390.055            42.89%**
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

National Financial Services Corp                               11,091,027.877             9.61%**
for the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York NY 10281-1003

Administrative Class
National Financial Services Corp                               21,863,787.977            97.38%**
for the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York NY 10281-1003

Class A
MLPF&S for the Sole Benefit of its Customers                    5,229,826.769            10.96%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class B
MLPF&S for the Sole Benefit of its Customers                    8,485,302.885            25.08%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

                                       -99-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Class C
MLPF&S for the Sole Benefit of its Customers                   11,547,765.688            25.05%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class D
Charles Schwab & Co. Inc.                                      18,524,614.366            48.34%**
Special Custody Accounts FBO Customers
101 Montgomery St.
San Francisco, CA 94104-4122

Real Return Fund II
-------------------

Institutional Class
Reliance Trust Co FBO Clayton County                            1,600,000.000           100.00%
PO Box 48449
Atlanta GA 30362-1449

Real Return Asset Fund
----------------------

Institutional Class
Brent R Harris and Elizabeth E Harris Jt WROS                   1,142,771.333            52.51%
1 Crest Road East
Rolling Hills CA 90274-5224

The Thomas and Stacey Siebel Foundation                           530,222.694            24.37%
2201 Bridgepointe Pkwy
San Mateo CA 94404-5009

Charles Schwab & Co Inc                                           503,093.870            23.12%**
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

Short-Duration Municipal Income Fund
------------------------------------

Institutional Class
Charles Schwab & Co Inc*                                        1,136,785.830            51.12%**
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

                                       -100-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
National Financial Services Corp                                   263,787.432            11.86%**
for the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York NY 10281-1003

Michael E Stanek & Lizbeth Anne Stanek JT TEN                      245,686.592            11.05%
4 Altree Ct
Atherton CA 94027-2224

Martin R Reid Jr TTEE FBO                                          195,857.654             8.81%
Martine R Reid Jr Trust UAS 12/2/99
10801 E Happy Valley Rd #44
Scottsdale AZ 85255-8171

PFPC FBO LPL Supermarket Program                                   191,274.368             8.60%**
211 S Gulph Rd
King of Prussia PA 19406-3101

John L. Johnson                                                    118,892.078             5.35%
3131 Maple Ave #13C
Dallas TX 75201-1206

Class D
PIMCO Advisors LP                                                    1,083.226           100.00%
888 San Clemente Dr. Ste 100
Newport Beach, CA 92660

Municipal Bond Fund
-------------------

Institutional Class
Charles Schwab & Co Inc                                          1,556,654.849            41.63%**
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

Frederick Henry Prince 1932 Trust                                  794,711.962            21.25%
10 S Wacker Dr Suite 2575
Chicago IL 60606-7407

Portland General Holdings Inc Voluntary                            245,076.470             6.55%
Employees' Beneficiary Assoc Fund 2
121 SW Salmon St 1WTC-04
Portland OR 97204-2901

                                       -101-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Administrative Class
Jay A Pellegrini, SR                                                79,297.400            15.67%
9 Larkspur Ln
Covington LA 70433-4428

Sandra D Patrick Trust DTD 11/25/1992                               25,624.753             5.06%
Lucille Patrick Brown TTEE
10461 E Grandeur Dr
Baton Rouge LA 70815-4890

Class D
Charles Schwab & Co. Inc.                                          371,104.876            65.37%**
Special Custody Accounts FBO Customers
101 Montgomery St.
San Francisco, CA 94104-4122

Donald Lufkin Jenrette                                              52,548.714             9.26%**
Securtities Coporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Kenneth J. Ackerman                                                 44,209.664             7.79%
1 Woodedge Ln
Glen Head, NJ 11545

California Intermediate Municipal Bond Fund
-------------------------------------------

Institutional Class
Charles Schwab & Co Inc*                                         3,014,592.934            36.34%**
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

James F Muzzy & Pamela B Muzzy                                     622,466.471             7.50%
TTEE U/A 01/10/89 Muzzy Family Trust
2546 Riviera Drive
Laguna Beach CA 92651-1029

Brent R Harris and Elizabeth E Harris JT WROS                      593,439.316             7.15%
1 Crest Road East
Rolling Hills CA 90274-5224

William S and Nancy E Thomson Revocable Trust                      593,283.042             7.15%
2431 Riviera Dr
Laguna Beach CA 92651-1013

                                       -102-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Bear Stearns Securities Corp                                       471,392.452             5.68%
1 Metrotech Ctr N
Brooklyn NY 11201-3870

Administrative Class
Bear Stearns Securities Corp                                       113,265.776            71.65%
1 Metrotech Ctr N
Brooklyn NY 11201-3870

Bear Stearns Securities Corp                                        11,327.140             7.17%
1 Metrotech Ctr N
Brooklyn NY 11201-3870

Bear Stearns Securities Corp                                        11,299.291             7.15%
1 Metrotech Ctr N
Brooklyn NY 11201-3870

Bear Stearns Securities Corp                                        11,288.028             7.14%
1 Metrotech Ctr N
Brooklyn NY 11201-3870

Bear Stearns Securities Corp                                        10,899.248             6.89%
1 Metrotech Ctr N
Brooklyn NY 11201-3870

Class A
Salomon Smith Barney Inc.                                          246,982.007            11.67%
333 West 34th St. 3rd Floor
New York, NY 10001

Wells Fargo Investments LLC                                        106,046.050             5.01%
608 Second Avenue South 8th FL
Minneapolis, MN 55402

MLPF&S For the Sole Benefit of its Customers                       272,613.920            12.88%**
4800 Deer Lake Sr. E Fl 3
Jacksonville, FL 32246-6484

Compass Nominees LTD.                                              107,159.610             5.06%
C/O Bank of Bermuda
6 Front St.
Hamilton Bermuda HMII

                                       -103-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
First Clearing Corporation                                         170,110.029             8.04%
L Lee Bosley Family Limited Partnership
9100 Wilshire Blvd.
East Tower Penthouse

Class D
Charles Schwab & Co. Inc.                                          108,936.327            98.33%**
Special Custody Accounts FBO Customers
101 Montgomery St.
San Francisco, CA 94104-4122

California Municipal Bond Fund
------------------------------

Institutional Class
James F Muzzy & Pamela B Muzzy*                                    521,174.246            55.46%
TTEE U/A 01/10/89 Muzzy Family Trust
2546 Riviera Drive
Laguna Beach CA 92651-1029

The Chris and Sheri Dialynas Family Living Trust                   174,719.020            18.59%
37 Vernon
Newport Coast CA 92657-0102

William S and Nancy E Thompson Revocable Trust                     116,479.352            12.39%
2431 Riviera Dr
Laguna Beach CA 92651-1013

Morris Exploration Fund                                             99,871.498            10.63%
2500 Sand Hill Rd Suite 240
Menlo Park CA 94025-7063

Class A
US Clearing Corp                                                   486,251.492            70.57%
26 Broadway
New York, NY 10004

Emily Magee Andres TTEE                                             49,436.389             7.17%
Andres Family Trust
2956 E Del Mar Blvd #232
Pasadena, CA 91107

MLPF&S for the Sole Benefit of its Customers                        64,885.922             9.42%**
4800 Deer Lake Sr. E Fl 3
Jacksonville, FL 32246-6484

                                       -104-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Class D
PIMCO Advisors LP                                                    1,107.369           100.00%
888 San Clemente Dr. Ste 100
Newport Beach, CA 92660

New York Municipal Bond Fund
----------------------------

Institutional Class
PIMCO Advisors LP*                                                 230,725.399            72.91%
888 San Clemente Drive
Newport Beach CA 92660

Balsa & Co C/O Chase Manhattan Bank                                 32,527.881            10.28%**
16HCB 040
PO Box 2558
Houston TX 77252-2558

Lazard Freres and Co LLC                                            31,139.789             9.84%
Peter Shawn
30 Rockefeller Plz FL 60
New York NY 10112-0002

National Investor Services Corp for the                             22,050.787             6.97%**
Exclusive Benefit of our Customers
55 Water St 32nd Floor
New York NY 10041-0028

Class A                                                             32,623.000            13.68%**
LPL Financial Services
9785 Towne Centre Drive
San Diego, CA 92121-1968

PaineWebber for the Benefit of Richard E Arden                      19,880.716             8.33%
Mary Arden
2225 Pearsall Ave.
Bronx, NY 10469

Ruth M Hill                                                         71,444.631            29.95%
350 Stafford Way
Rochester, NY 10469

Donaldson Lufkin Jenrette                                           51,400.445            21.55%**
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303

                                       -105-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Class D
PIMCO Advisors LP                                                    1,173.405            18.60%
888 San Clemente Dr. STE 100
Newport Beach, CA 92660

National Investors Services Corp                                     5,155.569            81.74%**
Attn: Ms. Sandra Stewart
55 Water St. 32ND Floor
New York, NY 10041-3299

Global Bond Fund
----------------

Institutional Class
Blue Cross Blue Shield of Massachusetts Inc*                     9,920,093.369            27.66%
Managed Care Landmark Center Treasury 01/07
401 Park Dr
Boston MA 02215-3325

Blue Cross Blue Shield of Massachusetts Inc Indemnity            5,365,264.732            14.96%
Landmark Center Treasury 01/07
401 Park Dr
Boston MA 02215-3325

Regents of the University of Minnesota                           4,707,964.453            13.13%
1300 S 2nd St Rm 205D
Minneapolis MN 5545-1075

The American University in Cairo                                 2,298,433.811             6.41%
AUC Endowment
420 5th Ave
New York NY 10018-2729

Administrative Class
Fidelity Management Trust Co as TTEE for                           340,692.737            49.23%
Stevedoring Services of America
82 Devonshire St #ZIM
Boston MA 02109-3605

FIIOC as agent for Certain Employee Benefits Trans                 334,761.233            48.37%**
100 Magellan Way KW1C
Covington KY 41015-1987

                                       -106-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Global Bond Fund II
-------------------

Institutional Class
Weil Gotshal & Manges*                                           2,336,702.533            35.90%
Partners Pension Trust
C/O the Citibank Private Bank
120 Broadway, 2nd Fl/Zone 2
New York NY 10271-0002

Mac & Co                                                         1,437,623.778            22.09%
PO Box 3198
Pittsburgh PA 15230-3198

Mac & Co                                                         1,357,662.711            20.86%
PO Box 3198
Pittsburgh PA 15230-3198

Weil Gotshal & Manges                                              673,701.961            10.35%
Employees Pension Trust
C/O the Citibank Private Bank
120 Broadway, 2nd Fl/Zone 2
New York NY 10271-0002

American University in Cairo                                       342,653.484             5.26%
AUC US AID Endowment
420 5th Ave
New York NY 10018-2729

Class A
MLPF&S for the Sole Benefit of its Customers                        34,031.663             5.80%**
4800 Deer Lake Dr. E Fl 3
Jacksonville, FL 32246

Legg Mason Wood Walker Inc.                                         73,154.662            12.48%
P.O. Box 1476
Baltimore, MD 21202

Class B
MLPF&S for the Sole Benefit of its Customers                        98,194.764            14.14%**
4800 Deer Lake Dr. E Fl 3
Jacksonville, FL 32246

Class C
MLPF&S for the Sole Benefit of its Customers                        63,161.460             8.13%**
4800 Deer Lake Dr. E Fl 3
Jacksonville, FL 32246

                                       -107-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Donaldson Lufkin Jenrette                                           50,639.798             6.52%**
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

Foreign Bond Fund
-----------------

Institutional Class
Charles Schwab & Co. Inc.*                                      25,742,473.889            52.48%**
Special Custody Accounts FBO Customers
101 Montgomery St.
San Francisco, CA 94104-4122

PFPC FBO LPL Supermarket Program                                 2,749,632.492             5.61%**
211 S Gulph Rd
King of Prussia PA 19406-3101

Administrative Class
National Financial Services Corp for the                         1,249,907.912            61.50%**
Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York NY 10281-1003

IMS & Co                                                           228,067.278            11.22%**
for the Exclusive Benefit of our Customers
PO Box 3865
Englewood CO 80155-3865

Class A
Wedford Clearing Services Corp. FBO                                603,584.347             5.82%
Techneglas Inc.
Hurly Retirement Plan DTD
Columbus, OH 43207

Class B
MLPF&S for the Sole Benefit of its Customers                       179,970.413             5.48%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class D
Charles Schwab & Co. Inc.                                        3,863,378.596            80.14%**
Special Custody Accounts FBO Customers
101 Montgomery St.
San Francisco, CA 94104-4122

                                       -108-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Emerging Markets Bond Fund
--------------------------

Institutional Class
Charles Schwab & Co Inc                                          4,412,037.748            25.22%**
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

IBM Retirement Plan Long Duration II                             2,627,733.172            15.02%
C/O Chase Manhattan Bank
Global Securities Services
3 Chase Metrotech Center 7th Fl
Crooklyn NY 11245-0001

FTC & CO                                                         2,005,783.917            11.47%
House Account
PO Box 173736
Denver CO 80217-3736

Bankers Trust Company C/O BT                                     1,693,232.288             9.68%
Services Tennessee Inc
Sentara Healthcare Account
648 Grassmere Business Park Rd
Advisor Services Group 2nd Floor
Nashville TN 37211

National Financial Services Corp for Exclusive                   1,051,389.934             6.01%**
Benefit of our Customers
PO Box 3908
Church Street Station
New York NY 10008-3908

State Street Bank & Trust Co                                       898,122.686             5.13%
Hallmark Master Trust
Master Trust Services Division
PO Box 1992
Boston MA 02105-1992

Administrative Class
Centurion Trust Company                                            820,500.071            54.57%**
FBO Omnibus/Centurion Cap Mgmt
2425 Camelback Road Suite 530
Phoenix AZ 85016

                                       -109-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
National Investors Services Corp for                               680,637.011            45.27%**
Exclusive Benefit of our Customers
55 Water Street 2nd Fl
New York NY 10041-0028

Class A
MLPF&S for the Sole Benefit of its Customers                       279,772.430            24.90%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class B
MLPF&S for the Sole Benefit of its Customers                       165,337.097            19.15%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class C
MLPF&S for the Sole Benefit of its Customers                       102,746.323            13.40%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class D
NFSC FEBO                                                          164,835.855             7.65%
Varisur C.A. De Panama S.A.
P.O. Box 52488
Houston, TX 77052

Charles Schwab & Co Inc                                            974,622.408            45.21%**
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

Strategic Balanced Fund
-----------------------

Institutional Class
Carpenters Health & Security Trust of Western WA                 1,530,924.025            44.53%
PO Box 1929
Seattle WA 98111-1929

California Water Service Co                                        615,642.504            17.91%
Dominquez Pension Plan
1720 N 1st St
San Jose CA 95112-4598

                                       -110-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
BNY Western Trust Co TTEE Pacific Life Ins Co                      493,935.087            14.37%
Retirement Incentive Savings Plan
700 S Flower Street 2nd Floor
Los Angeles CA 90017-4101

The Northern Trust Company TTEE FBO Ameron 401K                    371,604.798            10.81%
PO Box 92956
Chicago IL 60675-2956

Wells Fargo Bank MN NA FBO                                         297,193.160             8.64%
Music Center Retirement Plan
PO Box 1533
Minneapolis MN 55480-1533

Administrative Class
Delaware Management Trust C/F                                       90,150.398            61.44%
United Food Workers 401K
1818 Market St
Philadelphia PA 19103-3638

Wells Fargo Bank MN NA FBO                                          37,808.332            25.77%
Affiliated Medical Centers PSP
PO Box 1533
Minneapolis MN 55480-1533

Wells Fargo Bank MN NA FBO                                          18,775.719            12.80%
Affiliated Med Center Pension Plan
PO Box 1533
Minneapolis MN 55480-1533

Class A
Janney Montgomery Scott LLC                                         21,558.005             5.37%
1801 Market Street
Philadelphia, PA 19103

Prudential Securities Inc. FBO                                      40,944.528            10.21%
P.O. Box 15040
New Brunswick, NJ 08906

Class B
MLPF&S for the Sole Benefit of its Customers                       121,443.983            15.66%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

                                       -111-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Class C
MLPF&S for the Sole Benefit of its Customers                       503,433.519            33.64%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class D
Charles Schwab & Co Inc                                            132,058.194            95.72%**
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

Convertible Fund
----------------

Institutional Class
Charles Schwab & Co Inc                                            151,509.921            10.72%
Special Custody Account for the Exclusive
Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

Bankers Trust CO FBO                                               139,756.540             9.89%
Lockheed Martin Master Ret Trust
648 Grassmere Business Park Rd
Nashville TN 37211

Northern Trust Co FBO                                              102,965.368             7.28%
Andrew W. Mellon Foundation
PO Box 92956
Chicago IL 60675-2956

Kamehameha Activities Association                                   89,908.217             6.36%
1 Wall Street 25th Floor
Investor Management Services Group
New York NY 10286-0001

Administrative Class
PIMCO Advisors LP                                                      762.432           100.00%
888 San Clemente Drive Suite 100
Newport Beach CA 92660-6367

                                       -112-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Class A
Dean Witter for the Benefit of                                     106,349.898            24.50%
American Osteopathic Association
P.O. Box 250
Church Street Station
New York, NY 10008-0250

Dean Witter for the Benefit of                                      21,982.925             5.06%
The Entwistle Company
P.O. Box 250
Church Street Station
New York, NY 10008-0250

Class B
MLPF&S for the Sole Benefit of its Customers                       157,227.686            28.26%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class C
MLPF&S for the Sole Benefit of its Customers                       140,290.342            14.67%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class D
PIMCO Advisors LP                                                      711.297           100.00%
888 San Clemente Dr. Ste 100
Newport Beach, CA 92660

European Convertible Fund
-------------------------

Institutional Class
PIMCO Advisors LP*                                                 529,500.183           100.00%
888 San Clemente Drive Suite 100
Newport Beach CA 92660-6367

StocksPLUS Fund
---------------

Institutional Class
Charles Schwab & Co Inc                                          4,232,923.410            10.55%**
Special Custody Account for the Exclusive
Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

                                       -113-

                                                            Shares Beneficially        Percent of
                                                                   Owned                  Class
                                                          ---------------------------------------------
Strategic Balanced Portfolio                                     4,050,317.292            10.09%
PIMCO Advisors LP
888 San Clemente Drive Suite 100
Newport Beach CA 92660-6367

Citibank NA TTEE FBO Safeway                                     3,528,017.490             8.79%
Multiple Employer Retirement Plan
5918 Stoneridge Mall Rd
Pleasanton CA 94588-3229

Firstar Tr Co Agent                                              2,786,627.814             6.94%
Firstar Des Moines TTEE
Iowa Methodist Medical Ctr
PO Box 1787
Milwaukee WI 53201-1787

Pacific Mutual Life Insurance Co                                 2,224,844.073             5.54%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach CA 92660-6397

National Financial Services                                      2,069,254.148             5.16%**
Corp for Exclusive Benefit of our Customers
PO Box 3908
Church Street Station
New York NY 10008-3908

Administrative Class
The Colorado County Officials and Employees                      3,912,568.557            84.25%
Retirement Association
4949 S. Syracuse St Suite 400
Denver CO 80237-2747

Transamerica Life Insurance & Annuity Company (TI)                 316,175.216             6.81%
PO Box 30368
Los Angeles CA 90030-0368

Class A
MLPF&S for the Sole Benefit of its Customers                     2,490,391.821            22.25%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class B
MLPF&S for the Sole Benefit of its Customers                     3,297,637.070            16.03%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

                                       -114-

                                               Shares Beneficially    Percent of
                                                      Owned              Class
                                               ---------------------------------
Class C
MLPF&S for the Sole Benefit of its Customers       1,679,630.176        8.85%**
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Class D
Charles Schwab & Co Inc                             152,377.510        75.85%**
Special Custody Account for the Exclusive
Benefit of our Customers
101 Montgomery St
San Francisco CA 94104-4122

Strafe & Co. FAO                                     17,568.523         8.74%
Edwin & Wilma Parker LLC Custody
P.O. Box 160
Westerville, OH 43086-0160

     *  Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the
        Funds, as that term is defined in the 1940 Act.

     ** Shares are believed to be held only as nominee.

     The Reorganization of the PIMCO Money Market and Total Return II Funds

          On November 1, 1995, the Money Market Fund and the PIMCO Managed Bond
     and Income Fund, two former series of PIMCO Funds: Equity Advisors Series, were reorganized as series of the Trust, and were renamed Money Market Fund and Total Return Fund II, respectively. All information presented for these
     Funds prior to this date represents their operational history as series of
     PIMCO Funds: Equity Advisors Series. In connection with the Reorganization, the Funds changed their fiscal year end from October 31 to March 31.

     The Reorganization of the PIMCO Global Bond Fund II

          On January 17, 1997, the Global Income Fund, a former series of PIMCO
     Advisors Funds, was reorganized as a series of the Trust, and was renamed the Global Bond Fund II. All information presented for this Fund prior to that date represents its operational history as a series of PIMCO Advisors
     Funds. In connection with the Reorganization, the Fund changed its fiscal year end from September 30 to March 31.

     Code of Ethics

          The Trust and PIMCO have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

     Custodian, Transfer Agent and Dividend Disbursing Agent

          State Street Bank and Trust Company ("State Street"), 801
     Pennsylvania, Kansas City, Missouri 64105 serves as custodian for assets of all Funds. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston.
     Massachusetts 02110, and at State Street's branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S.
     bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

                                       -115-

          Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of
     Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

          National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas
     City, Missouri serves as transfer agent and dividend disbursing agent for the Institutional Class, Administrative Class, J Class and K Class shares of the Funds. PFPC Inc., P.O. Box 9688, Providence, Rhode Island 02940-9688
     serves as transfer agent and dividend disbursing agent for the Class A,
     Class B, Class C and Class D shares of the Funds.

     Independent Accountants

          PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105,
     serves as independent public accountants for all Funds.
     PricewaterhouseCoopers LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. Prior to November 1, 1995, Deloitte & Touche LLP served as independent accountants for the Money Market and Total Return II Funds. See "The
     Reorganization of the PIMCO Money Market and Total Return II Funds" for
     additional information.

     Counsel

          Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006,
     passes upon certain legal matters in connection with the shares offered by the Trust, and also act as counsel to the Trust.

     Registration Statement

          This Statement of Additional Information and the Prospectuses do not
     contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

          Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

     Financial Statements

          Financial statements for the Trust as of March 31, 2001 (March 31,
     2002 for the Institutional Prospectus) for its fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon dated May 23, 2001 (May 23, 2002 for the Institutional Prospectus),
     are incorporated by reference from the Trust's 2001 Annual Reports.
     Further, unaudited financial statements for the Trust, as of September 30,
     2001, including notes thereto, are incorporated by reference from the
     Trust's September 30, 2001 Semi-Annual Reports. A copy of the Reports delivered with this Statement of Additional Information should be retained for future reference.

                                       -116-